As filed with the Securities and Exchange Commission on February 27, 1998

                                                                  File Nos.
                                                                  33-11444
                                                                  811-4986

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No.  22                           (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  24                                          (X)

                     FRANKLIN INVESTORS SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

       HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on March 1, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a) of rule 485
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





The Adjustable Rate Securities Portfolios (the Master Funds) have executed this registration statement.

Title of Securities Being Registered:
Shares of Beneficial Interest:

Franklin Global Government Income Fund - Class I
Franklin Global Government Income Fund - Class II
Franklin Global Government Income Fund - Advisor Class

Franklin Short-Intermediate U.S.
 Government Securities Fund - Class I
Franklin Short-Intermediate U.S.
 Government Securities Fund - Advisor Class

Franklin Convertible Securities Fund - Class I
Franklin Convertible Securities Fund - Class II

Franklin Adjustable U.S. Government Securities Fund

Franklin Adjustable Rate Securities Fund

Franklin Equity Income Fund - Class I
Franklin Equity Income Fund - Class II







                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
            Franklin Global Government Income Fund - Class I & II
     Franklin Short-Intermediate U.S. Government Securities Fund - Class I
                     Franklin Convertible Securities Fund - Class I & II
                         Franklin Equity Income Fund - Class I & II

N-1A                                         Location in
ITEM NO. ITEM                                REGISTRATION STATEMENT

1.      Cover Page                           Cover Page

2.      Synopsis                             "Expense Summary"

3.      Condensed Financial Information      "Financial Highlights"; "How Does
                                             the Fund Measure Performance?"

4.      General Description                  "How Is the Trust Organized?"; "How
        of Registrant                        Does the Fund Invest Its Assets?";
                                             "What Are the Risks of Investing in
                                             the Fund?"

5.      Management of the Fund               "Who Manages the Fund?"

5A.     Management's Discussion of Fund      Contained in Registrant's Annual
        Performance                          Report to Shareholders

6.      Capital Stock and                    "How Is the Trust Organized?";
        Other Securities                     "Services to Help You Manage Your
                                             Account"; "What Distributions Might
                                             I Receive From the Fund?"; "How
                                             Taxation Affects the Fund and Its
                                             Shareholders"; "What If I Have
                                             Questions About My Account?"

7.      Purchase of Securities Being Offered "How Do I Buy Shares?"; "May I
                                             Exchange Shares for Shares of
                                             Another Fund?"; "Transaction
                                             Procedures and Special
                                             Requirements"; "Services to Help
                                             You Manage Your Account"; "Useful
                                             Terms and Definitions"

8.      Redemption or                        "May I Exchange Shares for Shares
        Repurchase                           of Another Fund?"; "How Do I Sell
                                             Shares?"; "Transaction Procedures
                                             and Special Requirements";
                                             "Services to Help You Manage Your
                                             Account"; "Useful Terms and
                                             Definitions"

9.      Pending Legal Proceedings            Not Applicable





                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
             Franklin Adjustable U.S. Government Securities Fund
                   Franklin Adjustable Rate Securities Fund

N-1A                                         Location in
ITEM NO.    ITEM                             REGISTRATION STATEMENT
1.      Cover Page                           Cover Page

2.      Synopsis                             "Expense Summary"

3.      Condensed Financial Information      "Financial Highlights"; "How Does
                                             the Fund Measure Performance?"

4.      General Description                  "How Is the Trust Organized?"; "How
        of Registrant                        Does the Fund Invest Its Assets?";
                                             "What Are the Risks of Investing in
                                             the Fund?"

5.      Management of the Fund               "Who Administers the Fund?"

5A.     Management's Discussion of Fund      Contained in Registrant's Annual
        Performance                          Report to Shareholders

6.      Capital Stock and                    "How Is the Trust Organized?";
        Other Securities                     "Services to Help You Manage Your
                                             Account"; "What Distributions Might
                                             I Receive From the Fund?"; "How
                                             Taxation Affects the Fund and Its
                                             Shareholders"; "What If I Have
                                             Questions About My Account?"

7.      Purchase of Securities Being Offered "How Do I Buy Shares?"; "May I
                                             Exchange Shares for Shares of
                                             Another Fund?"; "Transaction
                                             Procedures and Special
                                             Requirements"; "Services to Help
                                             You Manage Your Account"; "Useful
                                             Terms and Definitions"

8.      Redemption or                        "May I Exchange Shares for Shares
        Repurchase                           of Another Fund?"; "How Do I Sell
                                             Shares?"; "Transaction Procedures
                                             and Special Requirements";
                                             "Services to Help You Manage Your
                                             Account"; "Useful Terms and
                                             Definitions"

9.      Pending Legal Proceedings            Not Applicable





                      FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                PART A: INFORMATION REQUIRED IN THE PROSPECTUS
            Franklin Global Government Income Fund - Advisor Class
  Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

N-1A                                       Location in
ITEM NO. ITEM                              REGISTRATION STATEMENT

1.      Cover Page                         Cover Page

2.      Synopsis                           "Expense Summary"

3.      Condensed Financial Information    "Financial Highlights"; "How Does the
                                           Fund Measure Performance?"

4.      General Description                "How Is the Trust Organized?"; "How
        of Registrant                      Does the Fund Invest Its Assets?";
                                           "What Are the Risks of Investing in
                                           the Fund?"

5.      Management of the Fund             "Who Manages the Fund?"

5A.     Management's Discussion of Fund    Contained in Registrant's Annual
        Performance                        Report to Shareholders

6.      Capital Stock and                  "How Is the Trust Organized?";
        Other Securities                   "Services to Help You Manage Your
                                           Account"; "What Distributions Might I
                                           Receive From the Fund?"; "How
                                           Taxation Affects the Fund and Its
                                           Shareholders"; "What If I Have
                                           Questions About My Account?"

7.      Purchase of Securities Being       "How Do I Buy Shares?"; "May I
        Offered                            Exchange Shares for Shares of Another
                                           Fund?"; "Transaction Procedures and
                                           Special Requirements"; "Services to
                                           Help You Manage Your Account";
                                           "Useful Terms and Definitions"

8.      Redemption or                      "May I Exchange Shares for Shares of
        Repurchase                         Another Fund?"; "How Do I Sell
                                           Shares?"; "Transaction Procedures and
                                           Special Requirements"; "Services to
                                           Help You Manage Your Account";
                                           "Useful Terms and Definitions"

9.      Pending Legal Proceedings          Not Applicable





                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     PART B: INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION
            Franklin Global Government Income Fund - Class I & II
    Franklin Short-Intermediate U.S. Government Securities Fund - Class I
                     Franklin Convertible Securities Fund - Class I & II
                         Franklin Equity Income Fund - Class I & II

N-1A                                       Location in
ITEM NO. ITEM                              REGISTRATION STATEMENT

10.     Cover Page                         Cover Page

11.     Table of Contents                  Table of Contents

12.     General Information and History    Not Applicable

13.     Investment Objectives and Policies "How Does the Fund Invest Its
                                           Assets?"; "Investment Restrictions"

14.     Management of the Registrant       "Officers and Trustees"

15.     Control Persons and Principal      "Officers and Trustees"; "Investment
        Holders of Securities              Management and Other Services";
                                           "Miscellaneous Information"

16.     Investment Advisory and Other      "Investment Management and Other
        Services                           Services"; "The Fund's Underwriter"

17.     Brokerage Allocation and Other     "How Does the Fund Buy Securities for
        Practices                          Its Portfolio?"

18.     Capital Stock and Other Securities Not Applicable

19.     Purchase, Redemption and Pricing   "How Do I Buy, Sell and Exchange
        of Securities Being Offered        Shares?"; "How Are Fund Shares
                                           Valued?"; "Financial Statements"

20.     Tax Status                         "Additional Information on
                                           Distributions and Taxes"

21.     Underwriters                       "The Fund's Underwriter"

22.     Calculation of Performance Data    "How Does the Fund Measure
                                           Performance?"

23.     Financial Statements               "Financial Statements"






                     FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     PART B: INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION
             Franklin Adjustable U.S. Government Securities Fund
                   Franklin Adjustable Rate Securities Fund

N-1A                                       Location in
ITEM NO. ITEM                              REGISTRATION STATEMENT

10.     Cover Page                         Cover Page

11.     Table of Contents                  Table of Contents

12.     General Information and History    Not Applicable

13.     Investment Objective               "How Does the Fund Invest Its
                                           Assets?"; "Investment Restrictions"

14.     Management of the Fund             "Officers and Trustees"

15.     Control Persons and Principal      "Officers and Trustees"; "Investment
        Holders of Securities              Management and Other Services";
                                           "Miscellaneous Information"

16.     Investment Advisory and Other      "Investment Management and Other
        Services                           Services"; "The Fund's Underwriter"

17.     Brokerage Allocation and Other     "How Does the Fund Buy Securities for
        Practices                          Its Portfolio?"

18.     Capital Stock and Other Securities Not Applicable

19.     Purchase, Redemption and Pricing   "How Do I Buy, Sell and Exchange
        of Securities Being Offered        Shares?"; "How Are Fund Shares
                                           Valued?"; "Financial Statements"

20.     Tax Status                         "Additional Information on
                                           Distributions and Taxes"

21.     Underwriters                       "The Fund's Underwriter"

22.     Calculation of Performance Data    "How Does the Fund Measure
                                           Performance?"

23.     Financial Statements               "Financial Statements"






                      FRANKLIN INVESTORS SECURITIES TRUST
                            CROSS REFERENCE SHEET
                                  FORM N-1A

                     PART B: INFORMATION REQUIRED IN THE
                     STATEMENT OF ADDITIONAL INFORMATION
            Franklin Global Government Income Fund - Advisor Class
 Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

N-1A                                       Location in
ITEM NO.  ITEM                             REGISTRATION STATEMENT

10.     Cover Page                         Cover Page

11.     Table of Contents                  Table of Contents

12.     General Information and History    Not Applicable

13.     Investment Objective               "How Does the Fund Invest Its
                                           Assets?"; "Investment Restrictions"

14.     Management of the Fund             "Officers and Trustees"

15.     Control Persons and Principal      "Officers and Trustees"; "Investment
        Holders of Securities              Management and Other Services";
                                           "Miscellaneous Information"

16.     Investment Advisory and Other      "Investment Management and Other
        Services                           Services"

17.     Brokerage Allocation and Other     "How Does the Fund Buy Securities for
        Practices                          Its Portfolio?"

18.     Capital Stock and Other Securities Not Applicable

19.     Purchase, Redemption and Pricing   "How Do I Buy, Sell and Exchange
        of Securities Being Offered        Shares?"; "How Are Fund Shares
                                           Valued?"; "Financial Statements"

20.     Tax Status                         "Additional Information on
                                           Distributions and Taxes"

21.     Underwriters                       "The Fund's Underwriter"

22.     Calculation of Performance Data    "How Does the Fund Measure
                                           Performance?"

23.     Financial Statements               "Financial Statements"




PROSPECTUS & APPLICATION

FRANKLIN INVESTORS SECURITIES TRUST


MARCH 1, 1998

INVESTMENT STRATEGY
GLOBAL INCOME

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

INVESTMENT STRATEGY
INCOME

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

INVESTMENT STRATEGY
GROWTH & INCOME

FRANKLIN CONVERTIBLE SECURITIES FUND
FRANKLIN EQUITY INCOME FUND


This prospectus describes Class I and Class II shares of the Franklin Global Government Income Fund (the "Global Fund"), the Franklin Convertible Securities Fund (the "Convertible Fund"), and the Franklin Equity Income Fund (the "Equity Fund") and Class I shares of the Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate Fund"), each of which may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Global Fund and the Short-Intermediate Fund currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I and, if offered, Class II shares, dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



FRANKLIN INVESTORS SECURITIES TRUST

THE CONVERTIBLE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN NON-INVESTMENT GRADE BONDS OF BOTH U.S. AND FOREIGN ISSUERS. THESE ARE COMMONLY KNOWN AS "JUNK BONDS." THEIR DEFAULT AND OTHER RISKS ARE GREATER THAN THOSE OF HIGHER RATED SECURITIES. YOU SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING IN THE FUND. PLEASE SEE "WHAT ARE THE RISKS OF INVESTING IN THE FUND?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary                                                              2
Financial Highlights                                                         4
How Does the Fund Invest Its Assets?                                        10
What Are the Risks of Investing in the Fund?                                30
Who Manages the Fund?                                                       36
How Does the Fund Measure Performance?                                      41
How Taxation Affects the Fund and Its Shareholders                          42
How Is the Trust Organized?                                                 45

ABOUT YOUR ACCOUNT

How Do I Buy Shares?                                                        46
May I Exchange Shares for Shares of Another Fund?                           55
How Do I Sell Shares?                                                       58
What Distributions Might I Receive From the Fund?                           61
Transaction Procedures and Special Requirements                             62
Services to Help You Manage Your Account                                    67
What If I Have Questions About My Account?                                  69

GLOSSARY

Useful Terms and Definitions                                                70

APPENDIX

Description of Ratings                                                      72



FRANKLIN
INVESTORS
SECURITIES
TRUST

MARCH 1, 1998



When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN



ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                           SHORT-
                                        INTERMEDIATE CONVERTIBLE EQUITY  GLOBAL
                                            FUND        FUND      FUND    FUND

A.SHAREHOLDER TRANSACTION EXPENSES+

  CLASS I
  Maximum Sales Charge
  (as a percentage of  Offering Price)     4.25%       2.25%    4.50%   4.50%
   Paid at time of purchase++              4.25%       2.25%    4.50%   4.50%
   Paid at redemption++++                  None        None     None    None
  Exchange Fee  (per transaction)*        $5.00       $5.00    $5.00   $5.00
  CLASS II
  Maximum Sales Charge
  (as a percentage of  Offering Price)     1.99%       N/A      1.99%   1.99%
   Paid at time of purchase+++             1.00%       N/A      1.00%   1.00%
   Paid at redemption++++                  0.99%       N/A      0.99%   0.99%
  Exchange Fee  (per transaction)*        $5.00        N/A     $5.00   $5.00

B.ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  CLASS I
  Management Fees                          0.60%     0.56%      0.57%   0.53%
  Rule 12b-1 Fees**                        0.10%     0.08%      0.26%1  0.25%
  Other Expenses                           0.20%     0.14%      0.18%   0.19%
  Total Fund Operating  Expenses           0.90%     0. 78%     1.01%   0.97%
  Class II
  Management Fees                          0.60%   N/A          0.57%   0.53%
  Rule 12b-1 Fees**                        0.65%   N/A          0.99%   1.00%
  Other Expenses                           0.20%   N/A          0.18%   0.19%
  Total Fund Operating  Expenses           1.45%   N/A          1.74%   1.72%

C.  EXAMPLE

  Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------

  Global Fund - Class I            $ 51      $ 70       $ 90       $149
  Global Fund - Class II           $ 44      $ 65       $ 98       $190
  Short-Intermediate Fund          $ 30      $ 47       $ 65       $117
  Convertible Fund - Class I       $ 55      $ 76       $ 98       $163
  Convertible Fund - Class II      $ 37      $ 64       $103       $213
  Equity Fund - Class I            $ 54      $ 75       $ 96       $159
  Equity Fund - ClassII            $ 37      $ 64       $102       $211

  For the same Class II investment, you would pay projected expenses of $34 for the Global Fund, $28 for the Convertible Fund, and $27 for the Equity Fund if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more in Class I shares.

+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."

++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**These fees may not exceed .15% for Global Fund - Class I, .10% for Short-Intermediate Fund, .25% for Convertible Fund - Class I, and Equity Fund
- Class I, .65% for Global Fund - Class II, and 1.00% for Convertible Fund - Class II, and Equity Fund - Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.

1The 12b-1 expense ratio is calculated based on the Fund's fiscal year ended October 31, 1997. The 12b-1 expense ratio for the Fund's 12b-1 plan year ended January 31, 1997 did not exceed .25%.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P, the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual

Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.




GLOBAL FUND


                                                                                      CLASS I
                                                          YEAR ENDED OCTOBER 31,                   YEAR ENDED JANUARY 31,
                                               1997     1996    1995      1994    1993++   1993    1992    1991      1990     1989+
                                        --------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value,  beginning of year          $8.65    $8.31   $8.06     $9.33   $8.61    $9.39   $9.34   $9.58    $10.39   $10.00
                                          ---------------------------------------------------------------------------------------
Income from  investment operations:
 Net investment income                         .60      .61     .67      1.30     .58      .83     .86    1.05      1.11      .66
 Net realized and  unrealized gain (loss)     (.22)     .33     .29     (1.81)    .72      .70     .25    (.17)     (.80)     .30
                                          ---------------------------------------------------------------------------------------
Total from
 investment operations                         .38      .94     .96      (.51)   1.30      .13    1.11     .88       .31      .96
                                          ---------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.61)    (.60)   (.64)     (.08)   (.58)    (.71)   (.90)  (1.11)    (1.12)    (.56)
 In excess of net  investment income          (.01)    -       -         -       -        -       -       -         -        -
 Net realized gains                           -        -       -         (.08)   -        (.08)   (.16)   (.01)     -        (.01)
 Tax return of capital                        -        -       (.07)     (.60)   -        (.12)   -       -         -        -
                                          ------------------------------------------------------------------------------------
Total distributions                           (.62)    (.60)   (.71)     (.76)   (.58)    (.91)  (1.06)  (1.12)    (1.12)    (.57)
                                          ----------------------------------------------------------------------------------------
Net Asset Value,  end of year                $8.41    $8.65   $8.31     $8.06   $9.33    $8.61   $9.39   $9.34     $9.58   $10.39
                                          =======================================================================================
Total return*                                 4.31%   11.80%  12.65%    (5.72%) 15.14%    1.08%  12.15%   9.27%     2.69%    9.52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in millions)      $118.3   $137.6  $165.0    $187.2  $195.6   $154     $78.9   $29.7     $12.4     $5.6
Ratios to average
net assets:
 Expenses                                      .90%     .85%    .96%      .89%    .77%**   .72%    .50%    .25%      .03%    -
 Expenses excluding waiver
 and payments by affiliate                    -        -       -         -       -         .73%    .80%    .87%      .96%    1.71%
 Net investment income                        6.97%    7.68%   8.29%     8.54%   6.74%**  7.08%   7.87%  11.80%    11.97%    9.92%
Portfolio turnover rate                     193.30%  139.71% 103.49%    80.69%  67.36%   49.20% 155.40%  72.21%    41.34%    2.05%

GLOBAL FUND (CONTINUED)

                                                           CLASS II
                                                    YEAR ENDED OCTOBER 31,
                                                  1997     1996       1995+++
                                                  ---------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
Net Asset Value, beginning of year                  $8.65    $8.31   $8.03
                                          --------------------------------
Income from investment operations:
 Net investment income                                .55      .56     .31
 Net realized and unrealized gain (loss)             (.22)     .33     .30
                                          --------------------------------
Total from investment operations                      .33      .89     .61
                                          --------------------------------
Less distributions from:
 Net investment income                               (.56)    (.55)   (.30)
 In excess of net investment income                  (.01)    -       -
 Tax return of capital                               -        -       (.03)
                                          ---------------------------------
Total distributions                                  (.57)    (.55)   (.33)
                                          =================================
Net Asset Value, end of year                        $8.41    $8.65   $8.31
Total return*                                        3.74%   11.19%   7.09%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)              $4,473   $3,700  $1,193
Ratios to average net assets:
 Expenses                                            1.46%    1.40%   1.54%**
 Net investment income                               6.43%    7.17%   7.41%**
Portfolio turnover rate                            193.30%  139.71% 103.49%

      SHORT-INTERMEDIATE FUND



                                                                                       CLASS I
                                                                YEAR ENDED OCTOBER 31,                    YEAR ENDED JANUARY 31,
                                                                ----------------------------------------------------------------
                                         1997     1996     1995     1994      1993++   1993      1992       1991      1990  1989
                                         ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
Net Asset Value,
beginning of year                       $10.28   $10.35   $10.03   $10.80     $10.57   $10.39    $10.30     $10.16    $10.12 $10.38
                                         -----------------------------------------------------------------------------------------
Income from  investment operations:
 Net investment income                     .57      .58      .56      .49        .38    .57       .58        .76       .78  .78
 Net realized and  unrealized gain (loss)  .02     (.08)     .31     (.70)       .25    .43       .37        .25       .10 (.30)
Total from investment  operations          .59      .50      .87     (.21)       .63    1.00      .95        1.01      .88  .48
Less distributions from:
 Net investment
 income                                   (.58)    (.57)    (.55)    (.47)      (.39)   (.57)     (.79)      (.86)     (.84)(.74)
 Net realized gains                         -        -        -      (.09)      (.01)   (.26)     (.08)      -         -       -
                                         ----------------------------------------------------------------------------------------
Total distributions                       (.58)    (.57)    (.55)    (.56)      (.40)   (.82)     (.86)      (.87)     (.84) (.74)
                                         ----------------------------------------------------------------------------------------
Net Asset Value,  end of year           $10.29   $10.28   $10.35   $10.03     $10.80   $10.57    $10.39     $10.30    $10.16 $10.12
                                         ========================================================================================
Total return*                             5.88%    4.97%    8.90%   (1.99%)     5.90%   10.01%    9.44%      10.19%    8.78%  4.63%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year  (in millions)  $192     $196     $208     $225       $274    $235      $164       $49       $31     $29
Ratios to average net assets:
 Expenses                                   .78%    .74%     .73%     .65%      .55%**   .56%      .71%       .48%      .27%   .25%
 Expenses excluding                         -        -       -        .68%      .63%**   .65%      -          .74%      .77%   .79%
 waiver and payments
by affiliate
Net investment income                      5.51%    5.64%    5.42%    4.75%     4.75%**  5.40%     5.90%      7.56%     7.60%  7.72%
Portfolio turnover rate                   40.56%   72.62%   56.34%   99.09%    31.71%   78.96%   102.05%     71.44%   151.36%111.75%


CONVERTIBLE FUND



                                                                                           CLASS I
                                                               YEAR ENDED OCTOBER 31,             YEAR ENDED JANUARY 31,
                                                               ---------------------------------------------------------
                                              1997     1996     1995    1994     1993++      1993     1992     1991  1990     1989
                                              ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)
Net Asset Value,  beginning of year          $13.45   $12.73   $12.34  $12.79   $11.44      $10.48    $8.53    $9.31 $9.60    $9.10
                                             --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          .64      .61      .58     .59      .45         .61      .44      .78   .80      .78
 Net realized and  unrealized gain (loss)      2.15     1.39     1.10    (.33)    1.41        1.03     2.19     (.73) (.40)     .40
                                               ------------------------------------------------------------------------------------
Total from  investment operations              2.79     2.00     1.68     .26     1.86        1.64     2.63     0.05  0.41     1.18
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                         (.60)    (.60)    (.59)   (.59)    (.51)       (.68)    (.68)    (.83) (.70)    (.68)
 Net realized gains                            (.90)    (.68)    (.70)   (.12)    -           -        -        -     -        -
                                               ---------------------------------------------------------------------------------
Total distributions                           (1.50)   (1.28)   (1.29)   (.71)    (.51)       (.68)    (.68)    (.83) (.70)    (.68)
                                              --------------------------------------------------------------------------------------
Net Asset Value,  end of year                $14.74   $13.45   $12.73  $12.34   $12.79      $11.44   $10.48    $8.53 $9.31    $9.60
                                             ======================================================================================
Total return*                                 22.47%   16.71%   15.18%   2.07%   16.50%      16.12%   31.50%    0.37% 3.85%   13.08%
RATIOS/SUPPLEMENTAL DATA
Net assets,  end of year  (in millions)     $213     $131      $83.5   $66.9    $47.4       $28.3    $20.3    $15.8 $14.8    $17.3
Ratios to average  net assets:
 Expenses                                      1.01%    1.02%    1.03%    .84%     .25%**      .25%     .26%     .25%  .24%     .25%
 Expenses  excluding waiver
 and payments  by affiliate                    -        -        -        .92%     .86%**      .81%     .94%     .84%  .89%     .90%
 Net investment  income                        4.81%    4.79%    4.82%   4.84%    5.25%**     6.01%    6.84%    8.90% 8.25%    8.27%
Portfolio turnover rate                      141.49%  129.83%  108.64%  68.39%   31.05%      60.00%   64.90%   45.42%30.87%   70.75%
Average commission  rate paid***          $.0534   $.0495        -       -        -           -        -        -     -        -


      CONVERTIBLE FUND (CONTINUED)


                                                                                   CLASS II
                                                                            YEAR ENDED OCTOBER 31,
                                                                 1997               1996               1995++++
                                                              ----------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net Asset Value, beginning of year                                 $13.41             $12.71             $13.06
                                                     ----------------------------------------------------------
Income from investment operations:
 Net investment income                                                .54                .51                .07
 Net realized and unrealized gain (loss)                             2.13               1.40               (.37)
                                                     -----------------------------------------------------------
Total from investment operations                                     2.67               1.91               (.30)
                                                     -----------------------------------------------------------
Less distributions from:
 Net investment income                                               (.50)              (.53)              (.05)
 Net realized gains                                                  (.90)              (.68)              -
                                                     -----------------------------------------------------------
Total distributions                                                 (1.40)             (1.21)              (.05)
                                                     -----------------------------------------------------------
Net Asset Value, end of year                                       $14.68             $13.41             $12.71
                                                     ===========================================================
Total return*                                                       21.54%             15.92%             (2.33%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                             $35,282            $10,861               $209
Ratios to average net assets:
 Expenses                                                            1.74%              1.79%              1.60%**
 Net investment income                                               4.04%              4.00%              3.64%**
Portfolio turnover rate                                            141.49%            129.83%            108.64%
Average commission rate paid***                                 $.0534             $.0495                  -


EQUITY FUND


                                                                                      CLASS I
                                                          YEAR ENDED OCTOBER 31,     YEAR ENDED JANUARY 31,
                                             1997     1996       1995  1994    1993++   1993     1992     1991       1990      1989+
                                             ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)

Net Asset Value,  beginning of year         $16.41   $15.19     $14.14$14.91    $13.46   $12.31   $10.64   $11.53  $11.00  $10.00
                                            -------------------------------------------------------------------------------------
Income from  investment operations:
 Net investment income                         .64      .64        .63   .62       .60      .66      .42      .72     .75     .56
                                               ----------------------------------------------------------------------------------
 Net realized and  unrealized gain (loss)     3.23     1.63       1.27  (.36)     1.44     1.31     1.97     (.80)    .53     .89
                                              -----------------------------------------------------------------------------------
Total from  investment operations             3.87     2.27       1.90   .26      2.04     1.97     2.39     (.08)   1.28    1.45
                                              -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income                        (.64)    (.65)      (.61) (.72)     (.50)    (.68)    (.66)    (.74)   (.66)   (.37)
 Net realized gains                           (.33)    (.40)      (.24) (.31)     (.09)    (.14)    (.06)    (.07)   (.09)   (.08)
                                              ------------------------------------------------------------------------------------
Total distributions                           (.97)   (1.05)      (.85)(1.03)     (.59)    (.82)    (.72)    (.81)   (.75)   (.45)
                                              ------------------------------------------------------------------------------------
Net Asset Value,  end of year               $19.31   $16.41     $15.19$14.14    $14.91   $13.46   $12.31   $10.64  $11.53  $11.00
                                            =====================================================================================
Total return*                                24.40%   15.39%     14.10% 1.83%    15.27%   16.23%   22.76%    (.92%) 11.43%  14.61%
RATIOS/SUPPLEMENTAL DATA
Net assets,
 end of year  (in millions)                $352.6   $247.0     $168.9 $92.8     $42.2    $26.1    $16.1    $10.1    $7.2    $2.5
Ratios to average  net assets:
 Expenses                                      .97%     .98%      1.00%  .77%      .25%**   .25%     .25%     .18%   -       -
 Expenses excluding  waiver and payments
 by affiliate                                 -        -          1.02%  .95%      .87%**   .81%     .84%     .83%    .83%    .73%
 Net investment income                        3.62%    4.11%      4.44% 4.53%     5.86%**  5.18%    5.77%    6.60%   6.23%   5.78%**
Portfolio turnover rate                      29.04%   24.15%     27.86%39.51%    19.33%   31.05%   40.59%   26.99%  33.11%  11.34%
Average commission  rate paid***         $.0488   $.0514          -     -         -        -        -        -       -       -


EQUITY FUND (CONTINUED)


                                                                                        CLASS II
                                                                                  YEAR ENDED OCTOBER 31,
                                                                             1997         1996       1995++++
                                                                             --------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, beginning of year                                          $16.38       $15.19     $15.38
Income from investment operations:
 Net investment income                                                         .50          .52        .05
 Net realized and unrealized gain (loss)                                      3.22         1.63       (.19)
                                                                            -------------------------------
Total from investment operations                                              3.72         2.15       (.14)
                                                                            -------------------------------
Less distributions from:
 Net investment income                                                        (.51)        (.56)      (.05)
 Net realized gains                                                           (.33)        (.40)      -
                                                                            -------------------------------
Total distributions                                                           (.84)        (.96)      (.05)
                                                                            -------------------------------
Net Asset Value, end of year                                                $19.26       $16.38     $15.19
                                                                            ===============================
Total return*                                                                23.40%       14.53%      (.93%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                                          $45,277      $18,227       $386
Ratios to average net assets:
 Expenses                                                                     1.72%        1.73%      1.99%**
 Net investment income                                                        2.78%        3.33%      3.57%**
Portfolio turnover rate                                                      29.04%       24.15%     27.86%
Average commission rate paid***                                               $.0488       $.0514        -






*TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE, AND IS NOT ANNUALIZED. PRIOR TO MAY 1, 1994, DIVIDENDS FROM NET INVESTMENT INCOME WERE REINVESTED AT THE OFFERING PRICE
**ANNUALIZED.
***RELATES TO PURCHASES AND SALES OF EQUITY SECURITIES. PRIOR TO OCTOBER 31, 1996, DISCLOSURE OF AVERAGE COMMISSION RATE WAS NOT REQUIRED.
+FOR THE PERIOD MARCH 15, 1988 (EFFECTIVE DATE) TO JANUARY 31, 1989.
++FOR THE NINE MONTHS ENDED OCTOBER 31, 1993.
+++FOR THE PERIOD MAY 1, 1995 (EFFECTIVE DATE) TO OCTOBER 31, 1995.
++++FOR THE PERIOD OCTOBER 1, 1995 (EFFECTIVE DATE) TO OCTOBER 31, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Global Fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Short-Intermediate Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Convertible Fund's investment objective is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Equity Fund's investment objective is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

GLOBAL FUND

The Global Fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities"). The Global Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The Global Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the Fund's objective. The Global Fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts, options on futures, and interest rate swaps, all of which are generally considered "derivative securities." A detailed description of these financial transactions is included below. The risk considerations involved in global investing generally are included under "What Are the Risks of Investing in the Fund?"

As a global fund, the Global Fund may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Global Fund invests at least 65% of its assets in government securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Under normal economic conditions, the Global Fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes, and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the Global Fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits, or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

The Global Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Global Fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when Advisers expects interests rates worldwide or in a particular country to rise, and longer when Advisers expects interest rates to fall.

The Global Fund may also invest in other fixed-income securities of both domestic and foreign issuers including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. The SAI contains additional information concerning these three latter categories. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The Global Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets or to warrants attached to securities.

The Global Fund may also invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank, and the Asian Development Bank. The Global Fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). The Global Fund is further authorized to invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Global Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the Global Fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns, and government policies.

The Global Fund invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Global Fund may also acquire securities and currency in less developed countries and in developing countries, which may involve greater exposure to the risks ordinarily associated with foreign investing. See "What Are the Risks of Investing in the Fund? - Foreign Securities." Advisers does not currently expect the Global Fund's investments in less developed and developing countries to exceed 30% of its net assets.

The Global Fund will not invest in securities of foreign countries issued without stock certificates or comparable stock documents. The Global Fund does not consider securities which it acquires outside the U.S. and which are publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available.

BANK SECURITIES. The Global Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

LOAN PARTICIPATIONS. The Global Fund may acquire loan participations in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Global Fund to acquire an interest in a loan from a financially strong borrower, which the Fund could not do directly. The SAI contains further information on loan participations.

LOWER-RATED DEBT OBLIGATIONS. The Global Fund may invest in higher-yielding, higher-risk, lower-rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by Advisers. As of December 31, 1997, the Global Fund held 20.6% of its assets in lower-rated investments and may in the future increase this percentage, but such investments will be less than 35% of the Fund's net assets. U.S. rating agencies do not rate many debt obligations of foreign issuers, especially developing market issuers, and their selection depends on Advisers' internal analysis. Securities rated BB or lower by S&P or Ba or lower by Moody's (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks. Please see "What Are the Risks of Investing in the Fund? - High Yield Securities" and the appendix in this prospectus for a discussion of the ratings categories.

CURRENCY TECHNIQUES AND HEDGING. The Global Fund intends to pursue its investment objective through investments in options, futures, options on futures, and forward contracts. Investment in these securities is not a fundamental policy of the Global Fund, and may be changed at the discretion of the Board without prior notice or shareholder approval. While there are no specific limits on the Global Fund's use of these practices other than those limits stated below, the Fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the Fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Global Fund may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Global Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

The Global Fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Global Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when the Global Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Global Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Global Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Global Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of Advisers, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Global Fund than if it had not entered into such contracts.

OPTIONS ON FOREIGN CURRENCIES. The Global Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. The Global Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Global Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The SAI includes a further discussion of the use, risks, and costs of options on foreign currencies.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Global Fund may enter into contracts for the purchase or sale for future delivery of debt securities ("futures contracts") and may buy or write options to buy or sell futures contracts traded on U.S. and foreign exchanges ("options on futures contracts"). These investment techniques are designed only to hedge against anticipated future changes in interest rates that otherwise might either adversely affect the value of the Global Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to buy at a later date. Should interest rates move in an unexpected manner, the Global Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.

The Board has adopted the requirement that the Global Fund may only use futures contracts and options on futures contracts for hedging purposes and not for speculation. In addition, the Global Fund will not buy or sell futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The SAI contains a further discussion of the use, risks, and costs of futures contracts and options on futures contracts.

During periods when Advisers believes that the Global Fund should be in a temporary defensive position, the Fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities, including (i) U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

When investing for defensive purposes is appropriate, such as during periods of adverse market conditions or when relative yields in other securities are not deemed attractive, the Global Fund may invest part or all of its assets in cash (including foreign currency) or cash-equivalent, short-term obligations, including, but not limited to, the following: CDs, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Global Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

SHORT-INTERMEDIATE FUND

The Short-Intermediate Fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, the Short-Intermediate Fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the Short-Intermediate Fund's total assets be invested in U.S. government securities, and the Fund will follow that policy notwithstanding its fundamental policy. It is the investment policy of the Short-Intermediate Fund (which may be changed upon notice to shareholders) to maintain the average dollar weighted maturity of its portfolio in a range of two to five years. Within this range, the Short-Intermediate Fund intends to emphasize an average weighted maturity of 31/2 years or less.

The Short-Intermediate Fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration.

Since inception, the Short-Intermediate Fund has invested its assets solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income the Fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

The Short-Intermediate Fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Short-Intermediate Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The Short-Intermediate Fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The Short-Intermediate Fund may also realize capital gains or losses upon the sale of securities.

ZERO COUPON BONDS. The Short-Intermediate Fund may, consistent with its other policies, invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to the Short-Intermediate Fund) consists of the difference between its face value at maturity and its cost. These investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest. The Short-Intermediate Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

CONCENTRATION. The Short-Intermediate Fund will not invest more than 25% of the value of its total assets in any one particular industry.

CONVERTIBLE FUND

The Convertible Fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in convertible securities as described below, and common stock received upon conversion or exchange of such securities and retained in the Fund's portfolio to permit their orderly disposition. The Convertible Fund's policies permit investment in convertible and fixed-income securities without restrictions as to a specified range of maturities.

The Convertible Fund may invest up to 35% of its net assets in other securities (nonconvertible equity securities and corporate bonds, covered call options and put options, securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, repurchase agreements collateralized by U.S. government securities, money market securities, and securities of foreign issuers), which, in the aggregate, the Fund considers to be consistent with its investment objective.

When maintaining a temporary defensive position, the Convertible Fund may invest its assets without limit in U.S. government securities and, subject to certain tax diversification requirements, commercial paper (short-term debt securities of large corporations), certificates of deposit and bankers' acceptances of banks having total assets in excess of $5 billion, repurchase agreements, and other money market securities.

CONVERTIBLE SECURITIES. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Convertible Fund (or the Equity Fund) uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The Convertible Fund (and the Equity Fund) may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks ("PERCS"), which provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, PERCS convert after three years into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Convertible Fund (and the Equity Fund) may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted, unlike PERCS they do not have a capital appreciation limit, they seek to provide the investor with high current income with some prospect of future capital appreciation, they are typically issued with three to four-year maturities, they typically have some built-in call protection for the first two to three years, and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Convertible Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Convertible Fund (or the Equity Fund). The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Convertible Fund (like the Equity Fund), however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

SYNTHETIC CONVERTIBLES. The Convertible Fund may invest a portion of its assets in "synthetic convertible" securities. A synthetic convertible is created by combining distinct securities which together possess the two principal characteristics of a true convertible security, i.e., fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options which grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options. Synthetic convertible securities are generally not considered to be "equity securities" for purposes of the Convertible Fund's investment policy regarding those securities.

Synthetic convertible securities differ from the true convertible security in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although Advisers expects normally to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Convertible Fund to combine components representing distinct issuers, or to combine a fixed income security with a call option on a stock index, when Advisers determines that such a combination would better promote the Convertible Fund's investment objectives. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately; and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

LOWER-RATED SECURITIES. When investing in convertible securities and nonconvertible fixed-income debt securities, the Convertible Fund may buy both securities rated by nationally recognized statistical rating agencies or in unrated securities, depending upon prevailing market and economic conditions. Please see the appendix in this prospectus for a description of these ratings.

Ratings, which represent the opinions of the rating services with respect to the securities and are not absolute standards of quality, will be considered in connection with the investment of the Convertible Fund's assets but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the Convertible Fund's portfolio may also include, among other things, consideration of relative values, based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

Higher yields are ordinarily available from securities in the lower-rated categories or from unrated securities of comparable quality. Convertible securities generally fall within the lower-rated categories of rating agencies, that is, securities rated Baa or lower by Moody's or BBB or lower by S&P. The Convertible Fund may only invest in convertible and nonconvertible securities that are rated at least B or above by Moody's or S&P, or if unrated, are at least of comparable quality as determined by Advisers. To the extent the Convertible Fund acquires securities rated B or unrated securities of comparable quality, these securities are regarded as speculative in nature. There may be a greater risk, including the risk of bankruptcy or default by the issuer, as to the timely repayment of the principal and timely payment of interest or dividends on such securities. (A breakdown of the securities' ratings is included under "What Are the Risks of Investing in the Fund? - Asset Composition Table.") The Convertible Fund will not invest in securities Advisers believes involve excessive risk. In the event a ratings service changes the rating on an issue held in the Convertible Fund's portfolio or the security goes into default, Advisers will consider that event in its evaluation of the overall investment merits of that security but will not necessarily sell the security.

WARRANTS. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Convertible Fund limits its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets, or to warrants attached to securities.

U.S. GOVERNMENT SECURITIES. The Convertible Fund may invest in securities that are obligations of the U.S. government, its agencies or instrumentalities. U.S. government securities include, but are not limited to, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness, and securities issued by instrumentalities of the U.S. government. The Convertible Fund may invest in participation certificates of the Government National Mortgage Association ("GNMAs"). GNMAs are guaranteed as to principal and interest by GNMA, which guarantee is backed by the full faith and credit of the U.S. government. The market value of GNMAs may fluctuate based upon factors such as changing interest rates. In addition, the mortgages underlying GNMAs are subject to repayment prior to maturity, and in times of falling mortgage interest rates premature repayments may be more likely. To the extent GNMAs held by the Convertible Fund are prepaid, the returned principal will be reinvested in new obligations at then-prevailing interest rates which may be lower than those of previously held obligations.

SHORT SALES AGAINST THE BOX. The Convertible Fund may make short sales of common stocks, provided the Fund owns an equal amount of these securities or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such common stock. In a short sale the Convertible Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Convertible Fund is said to have a short position in the securities sold until it delivers the securities sold, at that time it receives the proceeds of the sale. To secure its obligation to deliver the securities sold short, the Convertible Fund will deposit collateral with its custodian bank that will generally consist of an equal amount of such securities or securities convertible into or exchangeable for at least an equal amount of such securities. The Convertible Fund may make a short sale when Advisers believes the price of the stock may decline and when, for tax or other reasons, Advisers does not want to currently sell the stock or convertible security it owns. In this case, any decline in the value of the Convertible Fund's portfolio securities would be reduced by a gain in the short sale transaction. Conversely, any increase in the value of the Convertible Fund's portfolio securities would be reduced by a loss in the short sale transaction. The Convertible Fund may not make short sales or maintain a short position unless, at all times when a short position is open, not more than 20% of its total assets (taken at current value) is held as collateral for such sales.

CONCENTRATION. The Convertible Fund will not invest more than 25% of its net assets in any particular industry. This limitation does not apply to U.S. government securities and repurchase agreements secured by such government securities or obligations.

EQUITY FUND

The Equity Fund pursues its investment objective by investing at least 65% of its net assets (except when maintaining a temporary defensive position) in a broadly diversified portfolio of common and preferred stocks, including convertibles, offering current dividend yields above the average of the market defined by the Standard & Poor's(R) 500 Index. The Equity Fund may invest up to 35% of its net assets in other securities which, in the aggregate, it considers to be consistent with its investment objective. Other investments may include fixed-income securities convertible into common and preferred stocks, covered call options, put options, U.S. government securities, securities of foreign issuers, corporate bonds, high grade commercial paper, bankers' acceptances, and other short-term instruments.

When maintaining a temporary defensive position, the Equity Fund may invest any portion of its assets in U.S. government securities, high grade commercial paper, bankers' acceptances, and variable interest rate corporate or bank notes.

CURRENT INVESTMENT STRATEGY. The Equity Fund's emphasis on a stock's current dividend yield is based upon the investment philosophy that dividend income is generally a significant contributor to the returns available from investing in stocks over the long term and that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, the price volatility of stocks with relatively higher dividend yields tends to be less than stocks that pay out little dividend income, affording the Equity Fund the potential for greater principal stability.

The Equity Fund evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the general stock market as defined by the Standard & Poor's(R) 500 Index. This results in a unique relative yield range for each company that in turn provides a discipline for determining whether a stock is attractive for purchase or sale.

Because high relative dividend yield as defined above is frequently accompanied by a lower stock price, the Equity Fund seeks to buy a stock when its relative dividend yield is high. Conversely, it seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock. The Equity Fund may then reinvest the proceeds into other relatively high dividend yielding issues. This approach may allow the Equity Fund to take advantage of capital appreciation opportunities presented by quality stocks that are temporarily out of favor with the market and that are subsequently "rediscovered."

In addition to offering above-average yields, securities selected for investment by this strategy may provide some of the following characteristics consistent with the Equity Fund's fundamental objective: above-average dividend growth prospects, low price to normalized earnings (projected earnings under normal operating conditions), to cash flow, to book value, and/or to realizable liquidation value.

The Equity Fund's current investment strategy is not a fundamental policy of the Fund and is subject to change at the discretion of the Board and without prior shareholder approval.

FOREIGN SECURITIES. The Equity Fund may invest in foreign securities. Please see "How Does the Fund Invest Its Assets - Other Investment Policies of the Fund" for information about the Equity Fund's investments in foreign securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Equity Fund may invest up to 15% of its assets in REITs that are listed on a securities exchange or traded over-the-counter and meet the Fund's investment objective. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

CONVERTIBLE SECURITIES. The Equity Fund may invest in convertible securities and enhanced convertible securities. These securities are discussed in detail above under "How Does the Fund Invest Its Assets? - Convertible Fund - Convertible Securities."

There may be additional types of convertible securities not specifically referred to in the discussion above which may be similar to those described in which the Equity Fund may invest, consistent with its objective and policies. Presently, the Equity Fund does not intend to invest more than 15% of its assets in convertible securities.

DEBT SECURITIES. The Equity Fund may invest up to a maximum of 35% of its net assets in debt securities. In seeking securities that meet its investment objective, the Equity Fund will buy only debt securities which are rated B or better by S&P or Ba or better by Moody's or debt securities that are unrated but that are judged to be of comparable quality. Instruments rated B by S&P or Ba by Moody's generally lack characteristics of desirable investments and are judged to have predominantly speculative elements. The Equity Fund does not intend to invest more than 5% of its assets in fixed-income debt securities rated below Baa by Moody's or BBB by S&P. Further details on these ratings are included in the appendix.

In its investment analysis of debt securities being considered for the Equity Fund's portfolio, rather than relying principally on the ratings assigned by rating services, Advisers may also consider, among other things, consideration of relative values based on such factors as anticipated cash flow, interest coverage, asset coverage, earnings prospects, the experience and managerial strength of the issuer, responsiveness to changes in interest rates and business conditions, debt maturity schedules and borrowing requirements, and the issuer's changing financial condition and public recognition thereof.

U.S. GOVERNMENT SECURITIES. The Equity Fund may invest in U.S. government securities including, but not limited to, U.S. Treasury bonds, notes, and bills, Treasury certificates of indebtedness, and securities issued by instrumentalities of the U.S. government.

OTHER INVESTMENT POLICIES OF THE FUND

OPTIONS ON SECURITIES. The Global Fund, the Convertible Fund, and the Equity Fund may invest in options as described below.

Although the Global Fund's present policy, which may be changed without shareholder approval, is not to invest in options on securities, the Fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

In seeking to achieve its investment objective, the Convertible Fund may write covered call options on securities it owns that are listed for trading on a national securities exchange. The Convertible Fund may buy listed call options provided that the value of the call options bought will not exceed 5% of the Fund's net assets. The Convertible Fund's investment in options will be for portfolio hedging purposes in an effort to stabilize principal fluctuations and not for speculation. The Convertible Fund's investments in options will not exceed 5% of its net assets.

Although the Equity Fund's present policy, which may be changed without shareholder approval, is not to invest in options, the Fund may write covered call options on securities it owns that are listed for trading on a national securities exchange, and it may also buy listed call options.

The Convertible Fund and the Equity Fund may each also buy put options on common stock that it owns or may acquire through the conversion or exchange of other securities to protect against a decline in the market value of the underlying security or to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security.

It will generally be the Convertible Fund's and the Equity Fund's policy, in order to avoid the exercise of a call option written by it, to cancel its obligation under the call option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying securities from its portfolio. The premium which a Fund will pay in executing a closing purchase transaction may be higher or lower than the premium it received when writing the option, depending in large part upon the relative price of the underlying security at the time of each transaction. The aggregate premiums paid on all such options held at any time will not exceed 20% of the Convertible Fund's net assets.

The risks of the Global Fund's transactions in options on foreign exchanges are similar to the risks of investing in foreign securities, which are described under "What Are the Risks of Investing in the Fund?" In addition, a foreign exchange may impose different exercise and settlement terms, procedures, and margin requirements than an U.S. exchange.

The Global Fund, the Convertible Fund, and the Equity Fund may each buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Global Fund may buy call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce any benefit the Global Fund may realize upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire resulting in a loss to the Global Fund equal to the cost of the options.

The ability of the Global Fund to engage in options transactions is subject to the following limitations: a) the Fund may not invest more than 5% of its total assets in options (including straddles and spreads); b) the obligations of the Fund under put options written by the Fund may not exceed 50% of the Fund's net assets; and c) the aggregate premiums on all options purchased by the Fund may not exceed 20% of its net assets.

The Convertible Fund and the Equity Fund may each buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Options are generally considered "derivative securities." See the SAI for a further discussion of the use, risks, and costs of options.

FOREIGN SECURITIES. See "How Does the Fund Invest Its Assets? - Global Fund" for a discussion of the Global Funds' investments in foreign securities. The Convertible Fund may invest, without restriction, in foreign securities. The Equity Fund may also invest in foreign securities. The Convertible Fund and the Equity Fund will generally buy foreign securities that are traded in the U.S. or buy sponsored or unsponsored American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. Each Fund may, however, buy the securities of foreign issuers directly in foreign markets so long as, in Advisers' judgment, an established public trading market exists. The Convertible Fund presently has no intention of investing more than 30% of its net assets in foreign securities not publicly traded in the U.S. The Equity Fund may invest up to 30% of its net assets in foreign securities not publicly traded in the U.S.

Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. A Fund does not consider any security that it acquires outside the U.S. and that is publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid so long as the Fund acquires and holds the security with the intention of re-selling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available. The holding of foreign securities may be limited by the Convertible Fund to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the Fund resulting from such investments. The Equity Fund may not invest more than 10% of its assets in securities of developing markets. Please see "What Are the Risks of Investing in the Fund? - Foreign Securities."

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed the following percentage of the value of the Fund's total assets at the time of the most recent loan: 30% in the case of the Global Fund, and 10% in the case of the Short-Intermediate Fund, the Convertible Fund, and Equity Fund. The borrower must deposit with the Global Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102% (100% in the case of the Equity Fund). This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. Each Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES. The Global Fund may purchase securities on a "when-issued" or "forward-delivery" basis, and the Short-Intermediate Fund may buy obligations on a when-issued or "delayed-delivery" basis," which means that the obligations will be delivered at a future date. Although the Global Fund is not limited in the amount of securities it may commit to buy on such basis, it is expected that under normal circumstances the Fund will not commit more than 30% of its assets to such purchases. The Short-Intermediate Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. The Fund does not pay for the securities until received, nor does the Fund start earning interest on them until the scheduled delivery date. In order to invest its assets immediately while awaiting delivery of securities purchased on such basis, the Global Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings. These short-term securities may bear interest at a lower rate than longer-term securities.

Purchases of securities on a when-issued, forward-delivery, or delayed-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although a Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the Fund may incur a gain or loss because of market fluctuations during the period since the Fund committed to purchase the securities. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

REVERSE REPURCHASE AGREEMENTS. The Global Fund may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. The Global Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Global Fund are segregated as collateral and marked-to-market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Global Fund to experience a loss or delay in the liquidation costs. The Global Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. Advisers will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the Board.

Except as otherwise indicated, the general investment practices described above may be changed without shareholder approval, and no assurances can be given that they will in any event accomplish the results intended.

BORROWING. The Global Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. The Global Fund will not make new investments while any outstanding borrowings exceed 5% of its total assets. Neither the Short-Intermediate Fund, nor the Convertible Fund, nor the Equity Fund borrows money or mortgages or pledges any of its assets, except that each may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PORTFOLIO TURNOVER. The Global Fund's portfolio turnover rate for the fiscal years ended October 31, 1996, and October 31, 1997, was 139.71%, and 193.30%, respectively. The high portfolio turnover rate for the fiscal year ended October 31, 1997, was due to changing market conditions and a higher level of redemptions than in previous years.

The Convertible Fund's portfolio turnover rate was 141.49% for the fiscal year ended October 31, 1997, and 129.83% for the fiscal year ended October 31, 1996. The higher portfolio turnover rate for the fiscal year ended October 31, 1997, was due to a determination by Advisers that in light of the generally rising securities market in 1997 the Fund should take profits. Additionally, the market experienced significant new issuances of convertibles, many with terms (yield, premium, call protection, downside protection) that were more attractive than existing positions held by the Fund. The Fund took advantage of this opportunity to upgrade its holdings.

High portfolio turnover may increase the Global Fund's and the Convertible Fund's transaction costs.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

The foregoing permissible investments and practices are subject to the fundamental policy of the Short-Intermediate Fund, which can only be changed with shareholder approval, that the Fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions. Please see the SAI for more details on the Short-Intermediate Fund's policies regarding eligible federal credit union investments.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

HIGH YIELD SECURITIES. Because the Global Fund and the Convertible Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Global Fund and the Convertible Fund invest. Accordingly, an investment in the Global Fund or the Convertible Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Global Fund's or the Convertible Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Global Fund's or the Convertible Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Global Fund or the Convertible Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for a Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, a Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Global Fund or the Convertible Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Global Fund or the Convertible Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Global Fund or the Convertible Fund's portfolio.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants, and penalty provisions for delayed registration, if the Global Fund or the Convertible Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Global Fund or the Convertible Fund may also incur special costs in disposing of restricted securities, although the Global Fund or the Convertible Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Global Fund and the Convertible Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. Neither the Global Fund nor the Convertible Fund has an arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Global Fund's or the Convertible Fund's Net Asset Value.

The Global Fund and the Convertible Fund rely on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The tables below show the percentage of the Global Fund's and the Convertible Fund's assets invested in securities rated by S&P or Moody's in the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of each Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1997.

GLOBAL FUND

                  AVERAGE WEIGHTED
S&P RATING        PERCENTAGE OF ASSETS

AAA                 76.7%
AA+                  1.6%
AA                   0.3%
AA-                  0.8%
A+*                  4.7%
A                    0.6%
BB+                  0.3%
BB**                10.1%
BB-                  4.0%
B+                   0.9%

*4.4% are unrated and have been included in the A+ rating category. **0.5% are unrated and have been included in the BB rating category.

CONVERTIBLE FUND

                  Average Weighted
MOODY'S RATING    PERCENTAGE OF ASSETS

Aa                   1.09%
A                    5.21%
Baa                  9.35%
Ba                  12.17%
B*                  27.67%
Caa                  0.25%

As of October 31, 1997, 1.92% of the securities in the Fund's portfolio were unrated by Moody's and deemed by Advisers to be comparable to securities rated A by Moody's; 10.13% were unrated and deemed to be comparable to securities rated Ba by Moody's, and 15.59% were unrated and deemed to be comparable to securities rated B by Moody's.


NON-DIVERSIFICATION RISK. Because the Global Fund is non-diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. However, the Global Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies, so that the Fund will not be subject to U.S. federal income tax on the income and capital gain that it distributes to shareholders. Nevertheless, the Global Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the Fund may invest a larger portion of its assets in securities of a small number of issuers.

FOREIGN CURRENCY. The Global Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Global Fund's assets denominated in the foreign currency. These changes will also affect the Global Fund's yield, income, and distributions to shareholders. In addition, although the Global Fund receives income in various currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any currency depreciates after the Global Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make its distributions. Similarly, if an exchange rate depreciates between the time the Global Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Global Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

FOREIGN SECURITIES. You should carefully consider the risks involved in investment in foreign securities. Each of the risks described below may be heightened to the extent that the Fund invests in securities of developing or emerging markets. These risks include political, social, or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding; and income taxation and foreign trading practices (including higher trading commissions, custodial charges, and delayed settlements). Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which foreign securities trade may have less volume and liquidity and may be more volatile than securities markets in the U.S. In addition, there may be less publicly available information about a foreign company than is contained in reports and reflected in ratings published for an U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the Fund of investments in those countries. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in companies in developed countries. These risks include (i) less social, political, and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) foreign taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (viii) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (ix) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

To the extent the Fund invests in foreign securities, the operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities because of the additional expenses of the Fund, such as custodial costs, valuation costs, and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

DEBT SECURITIES. Debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (market risk). Advisers considers both credit risk and market risk in making investment decisions as to corporate debt obligations for the Equity Fund. Debt obligations in which the Equity Fund may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because investments in debt obligations are interest rate sensitive, the Equity Fund's performance may be affected by Advisers' ability to anticipate and respond to fluctuations in market interest rates, to the extent of the Fund's investment in debt obligations.

REITS. An investment in REITs includes the possibility of a decline in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies that service the real estate industry will also be affected by these risks.

In addition, equity REITs are affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs are affected by the quality of the properties to which they have extended credit. Equity and mortgage REITs are dependent upon the REIT's management skill. REITs may not be diversified and are subject to the risks of financing projects.

INTEREST RATE, CURRENCY AND MARKET RISK. The Global Fund and the Equity Fund are subject to interest rate, currency, and market risk. The Short-Intermediate Fund is subject to interest rate risk, and the Convertible Fund is subject to interest rate and market risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price, to decline. Changes in currency valuations may also affect the price of Fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $221 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, Investment Counsel is the sub-advisor of the Global Fund. Investment Counsel provides Advisers with investment management advice and assistance. The agreement provides for Investment Counsel to furnish, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Fund's investments and supplying research services. Investment Counsel's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The teams responsible for the day-to-day management of the Funds' portfolios are:

GLOBAL FUND: Thomas J. Dickson since 1993, Neil S. Devlin since 1994, and Thomas Latta since 1995.

SHORT-INTERMEDIATE FUND: Jack Lemein, David Capurro, and Tom Runkel since the Fund's inception.

CONVERTIBLE FUND: Edward Jamieson since inception and Mitchell Cone since
1994.

EQUITY FUND: Frank Felicelli since the Fund's inception, Douglas Barton since 1991, and Ernst Schleimer since 1995.

Douglas Barton
Vice President of Advisers

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988.


David Capurro
Vice President of Advisers

Mr. Capurro holds a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from California State University at Hayward. Mr. Capurro has been with the Franklin Templeton Group since 1985.


Mitchell Cone
Portfolio Manager of Advisers

Mr. Cone is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Economics and Sociology from the University of California at Berkeley. He has been in the securities industry since 1985 and with the Franklin Templeton Group since 1992. He is a member of several securities industry-related committees and associations.


Neil S. Devlin
Chief Investment Officer and Executive Vice President of Templeton Global Bond Managers, a division of Investment Counsel.

Mr. Devlin holds a BA in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts.


Thomas J. Dickson
Portfolio Manager of Investment Counsel

Mr. Dickson is currently a portfolio manager for funds in the Franklin Templeton Group of Funds. He holds a BS in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Advisers. Mr. Dickson's current research responsibilities include country coverage of Australia, Canada, Japan and New Zealand.


Frank Felicelli
Vice President of Advisers

Mr. Felicelli is a Chartered Financial Analyst and has a Master of Business Administration degree from Golden Gate University. He earned a Bachelor of Arts degree in Economics from the University of Illinois. He has been with the Franklin Templeton Group since 1986. He is a member of several securities industry-related associations.


Edward B. Jamieson
Senior Vice President of Advisers

Mr. Jamieson holds a Master degree in Accounting and Finance from the University of Chicago Graduate School of Business and a Bachelor of Arts degree from Bucknell University. He has been with the Franklin Templeton Group since 1987. Mr. Jamieson is a member of several securities industry-related committees and associations.


Thomas Latta
Vice President of Templeton Global Bond Managers, a division of Investment
Counsel

Mr. Latta attended the University of Missouri and New York University. Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. Before joining the Templeton organization in 1991, Mr. Latta worked as a portfolio manager with Forester & Hairston, a Houston-based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith Incorporated where, among other assignments, he was part of an investment advisory team to the Saudi Arabian Monetary Authority. While at Merrill Lynch, Mr. Latta also acted as an advisor to investment managers concerning the modeling and application of interest rate immunization strategies in fixed income portfolios. Mr. Latta's current research responsibilities include the core European markets.


Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry related associations.


Howard M. McEldowney
Portfolio Manager of Advisers

Mr. McEldowney has been generally involved with investment strategy of the Equity Fund's portfolio since its inception. Mr. McEldowney holds a Master of Business Administration degree from Columbia University School of Business and a Bachelor of Arts degree from Harvard University. Mr. McEldowney has been in the securities industry since 1964 and with the Franklin Templeton Group since April 1984.


Tom Runkel
Vice President of Advisers

Mr. Runkel is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Santa Clara. He earned his Bachelor of Arts degree in Political Science from the University of California at Davis. Mr. Runkel has been with the Franklin Templeton Group since 1985. He is a member of several securities industry-related committees and associations.


Ernst P. Schleimer
Portfolio Manager of Advisers

Mr. Schleimer holds a Master of Business Administration from the Stanford School of Business and a Bachelor of Arts in Economics from Tufts University. Mr. Schleimer has been with the Franklin Templeton Group since 1994, and prior to that worked as a consultant at KPMG Peat Marwick.

MANAGEMENT FEES. During the fiscal year ended October 31, 1997, management fees paid to Advisers, as a percentage of average monthly net assets, and total expenses, including fees paid to Advisers, were as follows:

                                                      TOTAL
                                  MANAGEMENT    OPERATING EXPENSES
                                     FEES       CLASS I     CLASS II

Global Fund                         0.60%        0.90%       1.45%
Short-Intermediate Fund             0.56%        0.78%        N/A
Convertible Fund                    0.57%        1.01%       1.74%
Equity Fund                         0.53%        0.97%       1.72%

During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.32% of the average daily net assets of the Global Fund. This fee is not a separate expense of the Global Fund but is paid by Advisers from the management fees it receives from the Fund.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and (except for the Short-Intermediate Fund) Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Global Fund, the Short-Intermediate Fund, the Convertible
Fund and the Equity Fund under the Class I plan may not exceed .15%, .10%,
 .25%, and .25% per year, respectively, of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the Global Fund, the Convertible Fund, and the Equity Fund may pay Distributors up to .50%, .75%, and .75% per year, respectively, of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The Global Fund, the Convertible Fund, and the Equity Fund may also pay a servicing fee of up to .15%, .25%, and .25% per year, respectively, of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS

The Fund invests your money in the stocks, bonds, and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. Please see the SAI for a discussion of these special tax rules.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Fund's investments in foreign stocks and bonds. These taxes will reduce the amount of the Fund's distributions to you, but, depending upon the amount of the Fund's assets that are invested in foreign securities, may be passed through to you as a foreign tax credit on your income tax return. The Fund may also invest in the securities of foreign companies that are "passive foreign investment companies." These investments in PFICs may cause the Fund to pay income taxes and interest charges. If possible, the Fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions, and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain. How Does the Fund Earn Income and Gains?

The Fund earns dividends and interest (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in stocks, bonds, and other securities. The Fund's income and short-term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the Global Fund or the Short-Intermediate Fund's distributions will qualify for the corporate dividends-received deduction. However, corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from either the Convertible Fund or the Equity Fund.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange. What is a Redemption?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Infor-mation Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares

FOREIGN TAXES. If more than 50% of the value of the Fund's assets consists of foreign securities, the Fund may elect to pass through to you the amount of foreign taxes it paid. If the Fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled either to deduct your share of such taxes in computing your taxable income or to claim a foreign tax credit for such taxes against your U.S. federal income tax. Your year-end statement, showing the amount of deduction or credit available to you, will be distributed to you in January along with other shareholder information records including your Fund Form 1099-DIV.

WHAT IS A FOREIGN TAX CREDIT?

A foreign tax credit is a tax credit for the amount of taxes imposed by a foreign country on earnings of the Fund. When a foreign company in which the Fund invests pays a dividend to the Fund, the dividend will generally be subject to a withholding tax. The taxes withheld in foreign countries create credits that you may use to offset your U.S. federal income tax.

The 1997 Act includes a provision that allows you to claim these credits directly on your income tax return (Form 1040) and eliminates the previous requirement that you complete a detailed supporting form. To qualify, you must have $600 or less in joint return foreign taxes ($300 or less on a single return), all of which are reported to you on IRS Form 1099-DIV. This simplified procedure applies only for calendar years 1998 and beyond, and is not available for 1997.

U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. The Fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions, and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, or the proper tax certifications, or if the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required

This tax discussion is for general information only. You should consult your own tax advisors concerning the federal, state, local, or foreign tax consequences of an investment in the Fund. Please see "Additional Information on Distribution and Taxes" in the SAI for a more complete discussion of these rules and related matters, The tax treatment to you of dividends, capital gain distributions, foreign taxes paid, and income taxes withheld is also discussed in a free Franklin Templeton Tax Information Handbook, which you may request by contacting Fund Information.

HOW IS THE TRUST ORGANIZED?

Each Fund, except for the Global Fund, is a diversified series of Franklin Investors Securities Trust "(the Trust"), an open-end management investment company, commonly called a mutual fund. The Global Fund is a non-diversified series of the Trust. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC. As of January 1, 1997, the Global Fund and the Short-Intermediate Fund each began offering a new class of shares designated Franklin Global Government Income Fund - Advisor Class and Franklin Short-Intermediate U.S. Government Securities Fund
- Advisor Class, respectively. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Global Government Income Fund - Class I, Franklin Global Government Income Fund - Class II, and Franklin Short-Intermediate U.S. Government Securities Fund - Class I. The Convertible Fund and the Equity Fund each offer two classes of shares:
Franklin Convertible Securities Fund - Class I, Franklin Convertible Securities Fund - Class II, Franklin Equity Income Fund - Class I, and Franklin Equity Income Fund - Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of February 2, 1998, Franklin Templeton Trust Company, as trustee for ValuSelect, owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Global Fund, and Templeton Funds Trust Company owned of record and beneficially more than 25% of the outstanding Advisor Class shares of Short-Intermediate Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

  o To open your account:     $100*

  o To add to your account:   $25*

  *We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. (The Short-Intermediate Fund does not offer Class II shares.) It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4. Make your investment using the table below.

METHOD           STEPS TO FOLLOW
------------------------------------------------------------------------------

By Mail           For an initial investment:

                  Return the application to the Fund with your check made payable to the Fund.

                  For additional investments:

                  Send a check made payable to the Fund. Please include your account number on the check.

------------------------------------------------------------------------------
 By Wire 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                  2. For initial investments you must also return your signed shareholder application to the Fund.

                  IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the Fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.
------------------------------------------------------------------------------

THROUGH YOUR DEALER           Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

CLASS I

o Higher front-end sales charges than Class II shares. There are several ways to reduce these charges, as described below. There is no front-end sales charge for purchases of $1 million or more.*

o Contingent Deferred Sales Charge on purchases of $1 million or more sold within one year

o Lower annual expenses than Class II shares

CLASS II

o Lower front-end sales charges than Class I shares

o Contingent Deferred Sales Charge on purchases sold within 18 months

o Higher annual expenses than Class I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, any purchase of $1 million or more is automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the tables below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

GLOBAL FUND

                                TOTAL SALES CHARGE             AMOUNT PAID
                                AS A PERCENTAGE OF           TO DEALER AS A
AMOUNT OF PURCHASE            OFFERING    NET AMOUNT          PERCENTAGE OF
AT OFFERING PRICE                PRICE     INVESTED          OFFERING PRICE

CLASS I
Under $100,000                     4.25%      4.44%                     4.00%
$100,000 but less than $250,000    3.50%      3.63%                     3.25%
$250,000 but less than $500,000    2.75%      2.83%                     2.50%
$500,000 but less than $1,000,000  2.15%      2.20%                     2.00%
$1,000,000 or more*                None       None                      None
CLASS II
Under $1,000,000*                  1.00%      1.01%                     1.00%


SHORT INTERMEDIATE U.S. GOVERNMENT FUND

                                   TOTAL SALES CHARGE          AMOUNT PAID
                                   AS A PERCENTAGE OF        TO DEALER  AS A
AMOUNT OF PURCHASE             OFFERING      NET AMOUNT       PERCENTAGE OF
AT OFFERING PRICE                PRICE        INVESTED       OFFERING PRICE

CLASS I
Under $100,000                    2.25%          2.31%           2.00%
$100,000 but less than $250,000   1.75%          1.78%           1.50%
$250,000 but less than $500,000   1.25%          1.27%           1.00%
$500,000 but less than $1,000,000 1.00%          1.01%           0.85%
$1,000,000 or more*               None           None            None

CONVERTIBLE FUND AND EQUITY FUND

                                   TOTAL SALES CHARGE          AMOUNT PAID
                                   AS A PERCENTAGE OF          TO DEALER AS A
AMOUNT OF PURCHASE             OFFERING        NET AMOUNT      PERCENTAGE OF
AT OFFERING PRICE                PRICE          INVESTED       OFFERING PRICE
CLASS I

Under $100,000                    4.50%       4.71%            4.00%
$100,000 but less than $250,000   3.75%       3.90%            3.25%
$250,000 but less than $500,000   2.75%       2.83%            2.50%
$500,000 but less than $1,000,000 2.25%       2.30%            2.00%
$1,000,000 or more*               None        None             None

CLASS II

Under $1,000,000*                 1.00%       1.01%            1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

  If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust
(REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. GLOBAL FUND AND CONVERTIBLE FUND ONLY: Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

  If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

2. AN ELIGIBLE GOVERNMENTAL AUTHORITY. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8. Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10. Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 0.75% of the amount invested in shares of the Global Fund and the Short-Intermediate Fund and up to 1% of the amount invested in shares of the Convertible Fund and the Equity Fund.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Global Fund or the Convertible Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds, including the Short-Intermediate Fund, do not offer Class II shares.

Method                        Steps to Follow
------------------------------------------------------------------------------

BY MAIL                       1. Send us signed written instructions

                              2. Include any outstanding share certificates
                              for the shares you want to exchange
------------------------------------------------------------------------------
BY PHONE                      Call Shareholder Services or TeleFACTS(R)

                              If you do not want the ability to exchange by
                              phone to apply to your account, please let us
                              know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"

CONTINGENT DEFERRED SALES CHARGE. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
(ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" (which are not offered by the Convertible Fund or the Equity Fund) or "Class Z" shares. Because the Convertible Fund and the Equity Fund do not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Convertible Fund or the Equity Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD                        STEPS TO FOLLOW
BY MAIL                       1.  Send us signed written instructions. If you
                              would like your redemption proceeds wired to a bank account, your instructions should include:

                              The name, address and telephone number of the bank where you want the proceeds sent

                              Your bank account number

                              The Federal Reserve ABA routing number

                              If you are using a savings and loan or
                              credit union, the name of the corresponding bank and the account number

                              2. Include any outstanding share certificates for the shares you are selling

                              3. Provide a signature guarantee if required

                              4. Corporate, partnership and trust accounts may need to send additional documents.
                              Accounts under court jurisdiction may have
                              other requirements.
------------------------------------------------------------------------------
BY PHONE                      Call Shareholder Services.
                              If you would like your redemption
                              proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                              Telephone requests will be accepted:

                              If the request is $50,000 or less.
                              Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                              If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                              Unless you are selling shares in a Trust
                              Company retirement plan account

                              Unless the address on your account was
                              changed by phone within the last 15 days

                              - If you do not want the ability to redeem by
                              phone to apply to your account, please let us
                              know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
(ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class
I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Short-Intermediate Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Each Fund, except the Short-Intermediate Fund, declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Global Fund, Convertible Fund, or Equity Fund shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

If you buy Short-Intermediate Fund shares shortly before the Fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the Fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date (in the case of the Global Fund, the Convertible Fund, or the Equity Fund) or the reinvestment date (in the case of the Short-Intermediate
Fund) for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds from the Global Fund, the Convertible Fund, or the Equity Fund will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT         DOCUMENTS REQUIRED
------------------------------------------------------------------------------
Corporation       Corporate Resolution

------------------------------------------------------------------------------
Partnership       1. The pages from the partnership agreement that identify
                  the general partners, or

                  2. A certification for a partnership agreement

------------------------------------------------------------------------------
Trust 1. The pages from the trust document that identify the trustees, or

                  2. A certification for trust
------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNT. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code numbers are as follows:

                                              CODE NUMBER
                                           CLASS I  CLASS II
Global Fund                                 135        235
Short-Intermediate Fund                     136        N/A
Convertible Fund                            137        237
Equity Fund                                 139        239

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. Investment Counsel is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

                                          HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME         TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services   1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                      (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement
 Plan Services         1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services 1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager.

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Global Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The Short-Intermediate Fund offers two classes of shares, designated "Class I" and "Advisor Class." The Convertible Fund and the Equity Fund each offer two classes of shares, designated "Class I" and "Class II." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures and/or Rule 12b-1 plans.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Global Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I of the Global Fund and 1% for Class II; 2.25% for Class I of the Short-Intermediate Fund; and 4.50% for Class I of the Convertible Fund and the Equity Fund and 1% for Class II.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (Savings Incentive Match Plan for Employees) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - BONDS rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.












PROSPECTUS & APPLICATION

FRANKLIN INVESTORS

SECURITIES TRUST


MARCH 1, 1998

INVESTMENT STRATEGY
INCOME

FRANKLIN ADJUSTABLE U.S.GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND


This prospectus describes the Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund"), each of which may individually or together be referred to as the "Fund(s)." The Prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN INVESTORS SECURITIES TRUST

Unlike most funds that invest directly in securities, the Adjustable U.S. Government Fund seeks to achieve its investment objective by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"), and the Adjustable Rate Securities Fund seeks to achieve its investment objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). References to "the Portfolio" refer to each Portfolio individually, unless the context indicates otherwise. The Portfolio is a series of the Adjustable Rate Securities Portfolios. Its investment objective is the same as the Fund's.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN INVESTORS SECURITIES TRUST


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................................     2
Financial Highlights .............................................     3
How Does the Fund Invest Its Assets? .............................     6
What Are the Risks of Investing in the Fund? .....................    19
Who Administers the Fund? ........................................    22
How Does the Fund Measure Performance? ...........................    24
How Taxation Affects the Fund and Its Shareholders ...............    24
How Is the Trust Organized? ......................................    27

ABOUT YOUR ACCOUNT
How Do I Buy Shares? .............................................    28
May I Exchange Shares for Shares of Another Fund? ................    35
How Do I Sell Shares? ............................................    38
What Distributions Might I Receive From the Fund? ................    41
Transaction Procedures and Special Requirements ..................    42
Services to Help You Manage Your Account .........................    46
What If I Have Questions About My Account? .......................    48

GLOSSARY
Useful Terms and Definitions .....................................    49


Franklin Investors Securities Trust

March 1, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


Franklin Investors Securities Trust

ABOUT THE FUND

Expense Summary

This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses, including its proportionate share of the Portfolio's expenses, for the fiscal year ended October 31, 1997. The Fund's actual expenses may vary.

                                         ADJUSTABLE       ADJUSTABLE
                                      U.S. GOVERNMENT   RATE SECURITIES
                                            FUND             FUND
A. SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Charge Imposed on Purchases
      (as a percentage of Offering Price)  2.25%++           2.25%++
   Deferred Sales Charge                   None+++           None+++
   Exchange Fee (per transaction)         $5.00*            $5.00*

B.  ANNUAL FUND OPERATING EXPENSES
      (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management and Administration Fees      0.50%**           0.50%**
   Rule 12b-1 Fees                         0.25%***          0.25%***
   Other Expenses of the Fund and
     the Portfolio                         0.18%             0.25%
   Total Fund Operating Expenses           0.93%**           1.00%**

C.    EXAMPLE
      Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                                    1 YEAR    3 YEARS   5 YEARS    10 YEARS
Adjustable U.S. Government Fund     $32****    $51        $73        $134
Adjustable Rate Securities Fund     $32****    $54        $77        $142

      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more.
+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy shares without a front-end sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
** For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees of the Mortgage Portfolio and the Securities Portfolio were 0.22% and 0.21%, respectively, and administration fees of the Fund were 0.10%. Total operating expenses of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund were 0.75% and 0.81%, respectively.
***The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
****Assumes a Contingent Deferred Sales Charge will not apply.

The Board considered whether the total fees and expenses of the Fund and the Portfolio would be more or less than if the Fund invested directly in the types of securities held by the Portfolio. By investing all of its assets in shares of the Portfolio, the Fund and other investment companies and institutional investors are able to pool their assets. This may result in a variety of operating economies. Accordingly, the Board concluded that the total expenses of the Fund and the Portfolio were expected to be lower than if the Fund invested directly in various types of securities. Of course, there is no guarantee that asset growth and lower expenses will be achieved. Advisers, however, has agreed in advance to limit expenses so that they will not be higher than if the Fund invested directly in the types of securities held by the Portfolio. Advisers may end this arrangement at any time upon notice to the Board. For more information on the fees and expenses of the Fund and the Portfolio, please see "Who Administers the Fund?"

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.


ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND



                                                                YEAR ENDED OCTOBER 31,
                                          1997     1996     1995     1994    1993***  1993    1992     1991     1990    1989
                                          ----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the year)
Net Asset Value,
beginning of year                         $9.37    $9.34    $9.20    $9.77    $9.86   $9.98    $9.99   $10.05   $10.07  $10.17
Income from investment
operations:
 Net investment income                      .55      .56      .54      .35      .28     .51      .74      .88      .94     .82
 Net realized &  unrealized gain (loss)     .10      .03      .14     (.61)    (.09)   (.11)     .03      .07      .03    (.23)
                                            ------------------------------------------------------------------------------------
Total from investment operations            .65      .59      .68     (.26)     .19      .41     .77      .95      .97      .59
                                            ------------------------------------------------------------------------------------
Less distributions from net
investment income                          (.54)    (.56)    (.54)    (.31)    (.28)   (.52)    (.78)   (1.01)    (.99)   (.69)
Distributions from capital gains             -        -        -        -        -     (.003)     -        -        -       -
                                            ------------------------------------------------------------------------------------
Total distributions                        (.54)    (.56)    (.54)    (.31)    (.28)   (.53)    (.78)   (1.01)    (.99)   (.69)
Net Asset Value, end of year              $9.48    $9.37    $9.34    $9.20    $9.77   $9.86    $9.98    $9.99   $10.05  $10.07
                                            ------------------------------------------------------------------------------------
Total return*                              7.18%    6.54%    7.57%   (2.65)%   1.99%   4.16%    7.96%    9.91%   10.16%   5.99%
RATIOS/SUPPLEMENTAL DATA
Net assets, end
of year (in millions)                       $335     $397     $509     $701   $1,814    $2,971 $3,513   $1,173      $82     $45
Ratios to average net assets:
 Expenses                                   .75%+    .69%+    .61%+    .42%+    .65%**+  66%+     68%+    .30%     .39%     .44%
Expenses excluding waiver
 and payments by affiliate                  .93%+    .86%+    .86%+    .82%+    .79%**+  .80%+   .89%+    .82%     .87%     .96%
Net investment income                      5.81%    5.87%    5.76%    3.67%    3.92%**  5.10%   7.10%    8.23%    9.03%    7.92%

Portfolio turnover rate                   43.68%   23.52%   17.81%    5.99%    6.97%  30.36%   30.89%   96.50%   76.32%  48.39%

ADJUSTABLE RATE SECURITIES FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                 1997      1996       1995       1994     1993***    19932      19921
                                                 --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net Asset Value, beginning of year               $9.87     $9.82      $9.70     $10.04    $10.03    $10.00     $10.00
                                        -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             .56       .54        .58        .45       .37       .60       -
 Net realized & unrealized gain (loss)             .09       .06        .12       (.34)      .01       .03       -
                                        -----------------------------------------------------------------------------
Total from investment operations                   .65       .60        .70        .11       .38       .63       -
                                        -----------------------------------------------------------------------------
Less distributions from:
 Net investment income                            (.56)     (.55)      (.58)      (.45)     (.37)     (.60)      -
Total distributions                               (.56)     (.55)      (.58)      (.45)     (.37)     (.60)      -
                                        -----------------------------------------------------------------------------
Net Asset Value, end of year                     $9.96     $9.87      $9.82      $9.70    $10.04    $10.03     $10.00
                                        =============================================================================
Total return*                                     6.75%     6.23%      7.57%      1.11%     3.83%     6.48%      -
Ratios/supplemental data
Net assets, end of year (in 000's)             $21,137     $15,707   $17,014     $24,564   $37,809   $12,521     -
Ratios to average net assets:
 Expenses+                                         .81%      .90%       .70%       .45%      .11%**   -          -
 Expenses excluding waiver
  and payments by affiliate+                      1.00%     1.12%       .99%       .85%     1.01%**   1.91%      -
Net investment income                             5.64%     5.54%      5.82%      4.45%     4.69%**   5.84%      -
Portfolio turnover rate                          86.71%    41.67%     53.30%     84.67%    49.11%    48.95%      -




1For the period December 26, 1991 (effective date of registration) to January 31, 1992.
2For the year ended January 31, 1993.
*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.
***For the nine months ended October 31, 1993.
+Includes the Fund's share of the Portfolio's allocated expenses.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in the Mortgage Portfolio, and the Adjustable Rate Securities Fund seeks to achieve its investment objective by investing all of its assets in the Securities Portfolio. The investment objective of the Portfolio is the same as the Fund's. The investment policies of the Fund are also substantially similar to the corresponding Portfolio's except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund. Any additional exceptions are noted below.

The Fund buys shares of the Portfolio at Net Asset Value. An investment in the Fund is an indirect investment in the corresponding Portfolio. The investment objective of both the Fund and the Portfolio is fundamental and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

TYPES OF SECURITIES IN WHICH THE PORTFOLIO MAY INVEST

The Mortgage Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities") and having interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Securities Portfolio seeks to achieve its investment objective by investing at least 65% of its total assets in adjustable-rate securities collateralized by or representing an interest in mortgages (collectively, "mortgage securities"), including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Securities Portfolio may invest in ARMS issued by private institutions, such as commercial banks, savings and loan institutions, insurance companies, private mortgage insurance companies, mortgage bankers, mortgage conduits of investment banks, finance companies, real estate companies, private corporations, and others, as long as they are consistent with the Securities Portfolio's investment objective. Privately issued mortgage securities are generally structured with one or more types of credit enhancement. The Securities Portfolio will only invest in securities rated at least AA by S&P or Aa by Moody's, two nationally recognized statistical rating agencies. The Securities Portfolio may also invest in unrated securities if Advisers determines that they are of comparable quality to the ratings above.

The Portfolio may also invest up to 35% of its total assets in (a) notes, bonds, and discount notes of the Federal Home Loan Banks, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and Small Business Administration; (b) obligations of or guaranteed by the full faith and credit of the U.S. government and repurchase agreements collateralized by such obligations; (c) time and savings deposits (including CDs) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation; and (d) with respect to the Securities Portfolio, asset-backed and mortgage-backed securities issued by private and government entities. The Securities Portfolio may invest in fixed-rate or adjustable-rate securities. The Portfolio's investments in time deposits will not exceed 10% of its total assets.

For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in U.S. government securities, CDs of banks having total assets in excess of $5 billion, and repurchase agreements.

MORTGAGE SECURITIES - GENERAL CHARACTERISTICS. A mortgage security is an interest in a pool of mortgage loans. The primary issuers or guarantors of mortgage securities are GNMA, FNMA, and FHLMC. GNMA creates mortgage securities from pools of government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings and loan associations. FNMA and FHLMC issue mortgage securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Many mortgage securities issued or guaranteed by GNMA, FHLMC, or FNMA ("certificates") are called pass-through certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's, or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the certificate (i.e., the Portfolio).

The principal and interest on GNMA securities are guaranteed by GNMA, and the guarantee is backed by the full faith and credit of the U.S. government. Mortgage securities of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, and FHLMC guarantees timely payment of interest and the ultimate collection of principal. Securities issued by FNMA are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by FHLMC are supported only by the credit of the agency. There is no guarantee that the government will support government agency securities and, accordingly, they may involve a risk of non-payment of principal and interest. Nonetheless, because FNMA and FHLMC are instrumentalities of the U.S. government, securities they issue are generally considered to be high-quality investments having minimal credit risks. The yields on these mortgage securities have historically exceeded the yields on other types of U.S. government securities with comparable maturities due largely to their prepayment risk. (See "What Are the Risks of Investing in the Fund?")

The Securities Portfolio may invest in private mortgage securities. Private issuers of mortgage securities may be both the originators of the underlying mortgage loans as well as the guarantors of the mortgage securities. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance companies, or the mortgage poolers. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether a mortgage security meets the Securities Portfolio's quality standards. The Securities Portfolio may buy mortgage securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, Advisers determines that the securities meet the Securities Portfolio's quality standards.

Most mortgage securities are pass-through securities. This means that they provide investors with payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of mortgage securities nor do they extend to the value of the Portfolio's or the Fund's shares.

ADJUSTABLE RATE MORTGAGE SECURITIES. ARMS, like traditional mortgage securities, are interests in pools of mortgage loans. The interest rates on the mortgages underlying ARMS are reset periodically. The adjustable interest rate feature of the mortgages underlying the mortgage securities in which the Portfolio invests generally will act as a buffer to reduce sharp changes in the Portfolio's Net Asset Value in response to normal interest rate fluctuations. As the interest rates are reset, the yields of the securities will gradually align themselves to reflect changes in market rates so that their market value will remain relatively stable compared to fixed-rate securities. As a result, the Portfolio's Net Asset Value should fluctuate less significantly than if the Portfolio invested in more traditional long-term, fixed-rate securities. During periods of extreme fluctuation in interest rates, however, the Portfolio's and thus the Fund's Net Asset Value will fluctuate.

Because the interest rates on the mortgages underlying ARMS are reset periodically, the Portfolio may participate in increases in interest rates, resulting in both higher current yields and lower price fluctuations. This differs from fixed-rate mortgages, which generally decline in value during periods of rising interest rates. The Portfolio, however, will not benefit from increases in interest rates to the extent that interest rates exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage security. Since most mortgage securities held by the Portfolio will generally have annual reset limits or caps of 100 to 200 basis points, short-term fluctuations in interest rates above these levels could cause these mortgage securities to "cap out" and behave more like long-term, fixed-rate debt securities. If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolio generally will be able to reinvest these amounts in securities with a higher current rate of return.

Please keep in mind that during periods of rising interest rates, changes in the interest rates on mortgages underlying ARMS lag behind changes in the market rate. This may result in a lower Net Asset Value until the interest rate resets to market rates. Thus, you could suffer some principal loss if you sell your shares of the Fund before the interest rates on the underlying mortgages in the Portfolio reset to market rates. Also, the Portfolio's Net Asset Value could vary to the extent that current yields on mortgage-backed securities are different from market yields during interim periods between coupon reset dates. A portion of the ARMS in which the Portfolio may invest may not reset for up to five years.

During periods of declining interest rates, the interest rates may reset downward, resulting in lower yields to the Portfolio. As a result, the value of ARMS is unlikely to rise during periods of declining interest rates to the same extent as the value of fixed-rate securities. As with other mortgage-backed securities, declining interest rates may result in accelerated prepayments of mortgages, and the Fund may have to reinvest the proceeds from the prepayments at the lower prevailing interest rates.

For certain types of ARMS, the rate of amortization of principal, as well as interest payments, change in accordance with movements in a pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Mortgage loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage securities are developed and offered to investors, the Securities Portfolio may invest in them if they are consistent with the Securities Portfolio's objective, policies, and quality standards.

ADJUSTABLE RATE SECURITIES. The Securities Portfolio will invest primarily in ARS. ARS are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. Movements in the relevant index, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Securities Portfolio by investing in ARS. (See "Resets.")

The interest rates on ARS are generally readjusted periodically to an increment over the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. The degree of volatility in the market value of the securities held by the Securities Portfolio and of the Net Asset Value of the Securities Portfolio's and thus the Adjustable Rate Securities Fund's shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively. The Securities Portfolio does not seek to maintain an overall average cap or floor, although Advisers will consider caps or floors in selecting ARS for the Securities Portfolio.

While the Securities Portfolio does not attempt to maintain a stable Net Asset Value per share, during periods when short-term interest rates move within the caps and floors of the securities held by the Securities Portfolio, the fluctuation in market value of the ARS held by the Securities Portfolio is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of the Securities Portfolio's holdings may fluctuate more substantially because the caps and floors of its ARS may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the loan. In this case, the market value of the ARS may be substantially reduced, with a corresponding decline in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's Net Asset Value.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"), Real Estate Mortgage Investment Conduits ("REMICs"), and Multi-Class Pass-Throughs. The Portfolio may invest in CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The Securities Portfolio may also invest in REMICs issued and guaranteed by U.S. government agencies and instrumentalities, in CMOs and REMICs issued by certain financial institutions and other mortgage lenders, and in multi-class pass-through securities. The Mortgage Portfolio will not invest in privately issued CMOs and REMICs except to the extent that it invests in the securities of entities that are instrumentalities of the U.S. government.

CMOs and REMICs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provides the funds to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below may also apply to REMICs and multi-class pass-through securities.

A CMO is a mortgage-backed security that separates mortgage pools into short-, medium-, and long-term components. Each component pays a fixed rate of interest at regular intervals. These components enable an investor, such as the Portfolio, to predict more accurately the pace at which principal is returned. The Mortgage Portfolio may buy CMOs that are:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest are guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities in which the proceeds of the issuance are invested in mortgage securities, and payment of the principal and interest are supported by the credit of an agency or instrumentality of the U.S. government.

CMOs are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly, or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more tranches of a CMO may have coupon rates that reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating-rate CMOs," will be treated as ARMS by the Securities Portfolio. Floating-rate CMOs may be backed by fixed- or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate. These caps, similar to the caps on ARMS, represent a ceiling beyond which the coupon rate may not be increased, regardless of increases in the underlying interest rate index.

Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by U.S. government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is higher since they are not guaranteed by the U.S. government. The trustees of the Adjustable Rate Securities Portfolios believe that the risk of loss to the Securities Portfolio relating to its investments in privately issued CMOs is justified by the higher yield the Securities Portfolio will earn in light of the historic loss experience on these instruments. The Securities Portfolio will not invest in subordinated, privately issued CMOs.

REMICs, which are authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with CMOs, the underlying mortgages include those backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, or issued by private entities and not guaranteed by any government agency or instrumentality.

Advisers currently intends to limit the Securities Portfolio's investment in fixed-rate CMOs and REMICs to planned amortization classes ("PACs") and sequential pay classes. A PAC is retired according to a payment schedule in order to have a stable average life and yield even if expected prepayment rates change. Within a specified broad range of prepayment possibilities, the retirement of all classes is adjusted so that the PAC bond amortization schedule will be met. Thus, PAC bonds offer more predictable amortization schedules at the expense of less predictable cash flows for the other bonds in the structure. Within a given structure, the Securities Portfolio currently intends to buy the PAC bond with the shortest remaining average life. A sequential pay CMO is structured so that only one class of bonds will receive principal until it is paid off completely. Then the next sequential pay CMO class will begin receiving principal until it is paid off. The Securities Portfolio currently intends to buy sequential pay CMO securities in the class with the shortest remaining average life.

To the extent any privately issued CMOs and REMICs in which the Securities Portfolio invests are considered by the SEC to be investment companies, the Securities Portfolio will limit its investments in those securities in a manner consistent with the 1940 Act.

RESETS. The interest rates paid on ARMS, ARS, and CMOs generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index, although some securities in which the Portfolio may invest may have intervals as long as five years. There are three main categories of indices: those based on LIBOR, those based on U.S. Treasury securities, and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly used indices include the one-, three-, and five-year constant-maturity Treasury rates; the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the 11th District Federal Home Loan Bank Cost of Funds; the National Median Cost of Funds; the one-, three-, six-month, or one-year LIBOR; the prime rate of a specific bank; or commercial paper rates. Some indices, such as the one-year constant-maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds, tend to lag behind changes in market interest rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages that collateralize ARMS and CMOs will frequently have caps and floors that limit the maximum amount by which the loan rate to the borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

STRIPPED MORTGAGE SECURITIES. The Securities Portfolio may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. The stripped mortgage securities in which the Securities Portfolio may invest will only be issued or guaranteed by the U.S. government, its agencies or instrumentalities. Stripped mortgage securities have greater market volatility than other types of mortgage securities in which the Securities Portfolio invests.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security has one class that receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class receives all of the interest (the interest-only or "IO" class), while the other class receives all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the yield to maturity of any IO class held by the Securities Portfolio. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Securities Portfolio may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

Stripped mortgage securities are purchased and sold by institutional investors, such as the Securities Portfolio, through several investment banking firms acting as brokers or dealers. These securities were only recently developed, and traditional trading markets have not yet been established for all stripped mortgage securities. Accordingly, some of these securities may be illiquid. The staff of the SEC has indicated that only government-issued IO or PO securities that are backed by fixed-rate mortgages may be deemed to be liquid, if procedures with respect to determining liquidity are established by a fund's board. The Board of Trustees of the Adjustable Rate Securities Portfolios may, in the future, adopt procedures that would permit the Securities Portfolio to acquire, hold, and treat as liquid government-issued IO and PO securities. At the present time, however, all such securities will continue to be treated as illiquid and will, together with any other illiquid investments, not exceed 10% of the Securities Portfolio's net assets. This position may be changed in the future, without notice to shareholders, in response to the SEC staff's continued reassessment of this matter, as well as to changing market conditions.

FLOATERS. Up to 5% of the Securities Portfolio's assets may be invested in inverse floaters and super floaters. Please see the SAI for more information about these investments.

ASSET-BACKED SECURITIES. The Securities Portfolio may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Securities Portfolio may invest. In general, collateral supporting asset-backed securities has shorter maturities than mortgage loans and historically has been less likely to experience substantial prepayment.

DERIVATIVES. Some of the types of investments discussed in this prospectus may be considered "derivatives." Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. To the extent indicated, each Portfolio may invest in CMOs and uncovered mortgage dollar rolls, and the Securities Portfolio may also invest in REMICs, multi-class pass-throughs, stripped mortgage securities, other asset-backed securities, and structured notes. Some, all, or the component parts of these instruments may be considered derivatives. The Portfolio may use these instruments to help manage risks relating to interest rates and other market factors, to increase liquidity, and/or to invest in a particular instrument in a more efficient or less expensive way. The Portfolio will not necessarily use these instruments or investment strategies to the full extent permitted unless Advisers believes that doing so will help the Portfolio achieve its objective, and the Portfolio will not use all instruments or strategies at all times.

OTHER INVESTMENT POLICIES OF THE PORTFOLIO

MORTGAGE DOLLAR ROLLS. The Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Portfolio by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Portfolio may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The Portfolio, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

WHEN-ISSUED AND DELAYED TRANSACTIONS. The Portfolio may buy U.S. government obligations (or any securities in the case of the Securities Portfolio) on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the Portfolio buys securities with payment and delivery scheduled for a future time, generally within 30 to 60 days. Purchases of securities on a when-issued or delayed-delivery basis are subject to market fluctuation and the risk that the value or yield at delivery may be more or less than the purchase price or the yield available when the transaction was entered into. Although the Portfolio will generally buy securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if the Portfolio deems it to be advisable. When the Portfolio is the buyer, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made. To the extent the Portfolio engages in when-issued and delayed-delivery transactions, it does so only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the Portfolio relies on the seller to complete the transaction. The seller's failure to do so may cause the Portfolio to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed-delivery basis generally do not earn interest until their scheduled delivery date. The Portfolio is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Adjustable Rate Securities Portfolios' Board of Trustees and subject to the following conditions, the Portfolio may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed 10% of the value of the Portfolio's total assets at the time of the most recent loan. The borrower must deposit with the Portfolio's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Portfolio may engage in security loan arrangements with the primary objective of increasing the Portfolio's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Portfolio continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

BORROWING. The Securities Portfolio may borrow from banks from time to time to increase its investments. Borrowings may be secured or unsecured and at fixed or variable interest rates. The Securities Portfolio will borrow only to the extent that the value of its assets, less its liabilities (excluding borrowings), is equal to at least 300% of its borrowings. If the Securities Portfolio does not meet the 300% test, it will be required to reduce its debt within three business days to the extent necessary to meet the test. This may require the Securities Portfolio to sell a portion of its investments at a disadvantageous time.

Borrowing for investment purposes is a speculative investment technique known as "leveraging." When the Securities Portfolio leverages its assets, the Securities Portfolio's Net Asset Value may increase or decrease at a greater rate than if the Securities Portfolio were not leveraged. The interest payable on the amount borrowed increases the Securities Portfolio's expenses (and thus reduces the income to the Adjustable Rate Securities Fund), and if the appreciation and income produced by the investments purchased with the borrowings do not exceed the cost of the borrowing, leveraging may reduce the investment performance of the Securities Portfolio.

The Fund may not borrow money nor mortgage nor pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of the Fund's total asset value.

Illiquid Investments. The Portfolio's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Portfolio has valued them.

OTHER POLICIES AND RESTRICTIONS. The Fund and the Portfolio have a number of additional investment restrictions that limit their activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's and the Portfolio's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's and the corresponding Portfolio's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund and the Portfolio are generally not required to sell a security because of a change in circumstances.

THE FUND'S MASTER/FEEDER FUND STRUCTURE

The Fund's structure, whereby it invests all of its assets in the corresponding Portfolio, is sometimes known as a "Master/Feeder Fund Structure." This is a relatively new format that often results in certain operational and other complexities. The Franklin organization was one of the first mutual fund complexes in the country to implement this structure, and the Board does not believe the additional complexities outweigh the potential benefits to be gained by shareholders.

The Fund's investment of all of its assets in the corresponding Portfolio was previously approved by shareholders of the Fund. Whenever the Fund, as an investor in the corresponding Portfolio, is asked to vote on a matter relating to the Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes in the same proportion as the Fund's shareholders have voted.

The Franklin Templeton Funds have one other fund that invests in the Mortgage Portfolio and one other that invests in the Securities Portfolio. They are designed for institutional investors only. In the future, other funds may be created that may likewise invest in the Portfolio, or existing funds may be restructured so that they may invest in the Portfolio. If requested, we will forward additional information to you about other funds through which you may invest in the Portfolio. If you would like to receive this information, please call Fund Information.

The Portfolio is a diversified series of the Adjustable Rate Securities Portfolios, an open-end management investment company. The Adjustable Rate Securities Portfolios was organized as a Delaware business trust on February 15, 1991, and is registered with the SEC. The Adjustable Rate Securities Portfolios currently issues shares in two separate series. In the future, additional series may be added by the Board of Trustees of the Adjustable Rate Securities Portfolios.

For information on the Fund's administrator and its expenses, please see "Who Administers the Fund?"

THE ADVANTAGES OF INVESTING IN THE FUND

The Adjustable U.S. Government Fund enables you to invest easily in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Similarly, the Adjustable Rate Securities Fund enables you to invest easily in adjustable rate securities rated in the top two rating categories by nationally recognized statistical rating agencies or issued or guaranteed by the U.S. government, its agencies or instrumentalities by allowing an initial investment of as low as $100. Any guarantee will extend to the payment of interest and principal due on the securities and will not provide any protection from fluctuations in the market value of the securities. The Fund believes that by investing in the corresponding Portfolio, which in turn invests primarily in securities that provide for variable interest rates, it will achieve a more consistent and less volatile Net Asset Value than is characteristic of mutual funds that invest primarily in similar securities paying a fixed interest rate. The dividends from the Adjustable U.S. Government Fund's net investment income are declared and distributed monthly. Some change in the Net Asset Value per share of the Adjustable U.S. Government Fund during the month may be expected due to the accumulation of undistributed income and the pay-out of such income once a month as a dividend. Please see "How Are Fund Shares Valued?" in the SAI. Principal payments received on the Portfolio's mortgage securities will be reinvested by the Portfolio in other securities. These securities may have a higher or lower yield than the mortgage securities already held by the Portfolio, depending on market conditions.

An investment in the Fund also provides liquidity since you may redeem shares of the Fund at any time at the current Net Asset Value. Please see "How Do I Sell Shares?"

IF YOU ARE AN INVESTOR WHOSE INVESTMENT AUTHORITY IS RESTRICTED BY APPLICABLE LAW OR REGULATION YOU SHOULD CONSULT YOUR LEGAL ADVISOR TO DETERMINE WHETHER AND TO WHAT EXTENT SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR YOU. If you are a municipal investor considering investment of proceeds of bond offerings into the Fund, you should consult with expert counsel to determine the effect, if any, of various payments made by the Fund, Advisers, or Distributors on arbitrage rebate calculations.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. Since the Fund invests its assets in shares of the corresponding Portfolio, as the value of the securities owned by the Portfolio fluctuates, the Portfolio's Net Asset Value per share, and thus the Fund's Net Asset Value per share, will also fluctuate. In addition to the factors that affect the value of any particular security that the Fund or the corresponding Portfolio owns, the value of Fund shares may also change with movements in the bond market as a whole.

INTEREST RATE RISK. Changes in interest rates will affect the value of the Portfolio's and thus the corresponding Fund's portfolio and their share prices. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Portfolio's and the corresponding Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable.

MASTER/FEEDER FUND STRUCTURE. An investment in the Fund may be subject to certain risks due to the Fund's structure. These risks include the potential that if other shareholders in the Portfolio sell their shares, the corresponding Fund's expenses may increase or the economies of scale that have been achieved as a result of the structure may diminish. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the corresponding Fund could also have effective voting control over the operation of the Portfolio. Furthermore, if the Portfolio changes its objective or any of its fundamental policies and shareholders of the corresponding Fund do not approve the change for the Fund, the Fund may be forced to withdraw its investment from the Portfolio and seek another investment company with the same objective and policies.

If the Board considers it to be in the best interest of the Fund, the Fund may withdraw its investment in the corresponding Portfolio at any time. In that event, the Board would consider what action to take, including the investment of all of the Fund's assets in another pooled investment entity with the same investment objective and substantially similar policies as the Fund or the hiring of an investment advisor to manage the Fund's investments. Either circumstance may cause an increase in Fund expenses.

MORTGAGE SECURITIES. The mortgage securities in which the Portfolio invests differ from conventional bonds in that principal is paid over the life of the mortgage security rather than at maturity. As a result, the holder of the mortgage securities (i.e., the Portfolio) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of U.S. government securities as a means of "locking in" long-term interest rates. In general, fixed-rate mortgage securities have greater exposure to this "prepayment risk" than ARMS.

The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. An unexpected rise in interest rates could extend the life of a mortgage security because of a lower than expected level of prepayments, potentially reducing the security's value and increasing its volatility.
ARMS, however, have less risk of a decline in value during periods of rapidly rising rates but, like other mortgage securities, may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. To the extent market interest rates increase beyond applicable caps or maximum rates on ARMS or beyond the coupon rates of fixed-rate mortgage securities, the market value of the mortgage security would likely decline to the same extent as a conventional fixed-rate security.

In addition, to the extent mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

Some of the CMOs in which the Portfolio may invest may have less liquidity than other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances.

With respect to pass-through mortgage pools issued by private issuers, there is no assurance that private insurers of the securities will be able to meet their obligations. Although the market for privately issued mortgage securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. These securities are subject to the Securities Portfolio's limit with respect to illiquid investments.

ADJUSTABLE RATE SECURITIES. ARS have several characteristics that you should consider before investing in the Adjustable Rate Securities Fund. As indicated above, the interest rate reset features of ARS held by the Securities Portfolio will reduce the effect on the Securities Portfolio's Net Asset Value per share caused by changes in market interest rates. The market value of ARS and, therefore, the Securities Portfolio's and the Adjustable Rate Securities Fund's Net Asset Value may vary, however, to the extent that the current interest rate on ARS differs from market interest rates during periods between the interest rate reset dates. These variations in value occur inversely to changes in the market interest rates. Thus, if market interest rates rise above the current rates on the securities, the value of the securities will decrease, and if market interest rates fall below the current rate on the securities, the value of the securities will rise. The longer the adjustment intervals on ARS held by the Securities Portfolio, the greater the potential for fluctuations in the Securities Portfolio's and thus the Adjustable Rate Securities Fund's Net Asset Value.

As an investor in the Adjustable Rate Securities Fund, you will receive increased income as a result of upward adjustments of the interest rates on ARS held by the Securities Portfolio in response to market interest rates. The Adjustable Rate Securities Fund and its shareholders, however, will not benefit from increases in market interest rates once the rates rise to the point where they cause the rates on ARS to reach their maximum adjustment rate annual or lifetime caps. In addition, because of their interest rate adjustment feature, ARS are not an effective means of "locking-in" attractive interest rates for periods in excess of the adjustment period.

In the case of privately issued ARMS where the underlying mortgage assets carry no agency or instrumentality guarantee, the mortgagors on the loans underlying ARMS are often qualified for the loans on the basis of the original payment amounts. The mortgagor's income may not be sufficient to enable the mortgagor to continue making loan payments as the payments increase, resulting in a greater likelihood of default. Conversely, any benefits to the Adjustable Rate Securities Fund and its shareholders from an increase in the Securities Portfolio's Net Asset Value caused by falling market interest rates is reduced by the potential for a decline in the interest rates paid on ARS held by the Securities Portfolio. The Adjustable Rate Securities Fund, therefore, is not designed for investors seeking capital appreciation.

ASSET-BACKED SECURITIES. Asset-backed securities entail certain risks not present with mortgage-backed securities, because they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured, and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing the receivables due to the large number of vehicles involved in a typical issuance and the technical requirements imposed under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on securities backed by these receivables. For more information about the risks of investing in asset-backed securities, please see the SAI.

Investments in fixed-rate securities generally decline in value during periods of rising interest rates and increase in value when interest rates fall. To the extent the Securities Portfolio invests in fixed-rate securities, the value of the Securities Portfolio's and thus the Adjustable Rate Securities Fund's shares will be more sensitive to interest rate changes than if the Securities Portfolio were fully invested in adjustable-rate securities.

WHO ADMINISTERS THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations.

The Board, with approval of all disinterested and interested Board members, has adopted written procedures designed to deal with potential conflicts of interest that may arise from the Trust and the Adjustable Rate Securities Portfolios having substantially the same boards. These procedures call for an annual review of each Fund's relationship with the corresponding Portfolio. If a conflict exists, the boards may take action, which may include the establishment of a new board. The Board has determined that there are no conflicts of interest at the present time. For more information, please see "Summary of Procedures to Monitor Conflicts of Interest" and "Officers and Trustees" in the SAI.

INVESTMENT MANAGER AND ADMINISTRATOR. Advisers manages the Portfolio's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $221 billion in assets. Advisers is also the administrator of the Fund. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Portfolios in which the Funds invest is: T. Anthony Coffey since 1991, Roger Bayston since 1991 for the Securities Portfolio and since inception for the Mortgage Portfolio, and Jack Lemein since inception.

T. Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in Applied Mathematics and Economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

MANAGEMENT FEES. You will bear a portion of the Portfolio's operating expenses, including its management fees, to the extent that the corresponding Fund, as a shareholder of the Portfolio, bears these expenses. The portion of the Portfolio's expenses borne by the corresponding Fund depends on the Fund's proportionate share of the Portfolio's net assets.

During the fiscal year ended October 31, 1997, the Fund's proportionate share of the corresponding Portfolio's management fees, before any advance waiver, totaled 0.40% of the average daily net assets of the Fund. The Fund's administration fees totaled 0.10%. Total operating expenses, including fees paid to Advisers before any advance waiver, were 0.93% for the Adjustable U.S. Government Fund and 1.00% for the Adjustable Rate Securities Fund. Under an agreement by Advisers to limit its fees, the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund each paid a proportionate share of the corresponding Portfolio's management fees totaling 0.22% and 0.21%, respectively. Total expenses of the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund were 0.75% and 0.81%, respectively. Advisers may end this arrangement at any time upon notice to the Board.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Portfolio Buy Securities for Its Portfolio?" in the SAI for more information.

THE RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the plan may not exceed 0.25% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS

The Fund invests your money in the Portfolio which, in turn, invests in the bonds and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. See the SAI for a discussion of these special tax rules.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

TAXATION OF SHAREHOLDERS

DISTRIBUTIONS. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions, and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the Fund's distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions, and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. It is anticipated that no portion of the Fund's distributions will qualify for exemption from state and local income tax as dividends paid from interest earned on direct obligations of the U.S. government. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions), and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current net asset value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI FOR MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD IS ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK WHICH YOU MAY OBTAIN BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The Fund is a diversified series of Franklin Investors Securities Trust ("the Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:
      o To open your account: $100*
      o To add to your account:     $ 25*

      *We may waive these minimums for retirement plans. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

Method                        Steps to Follow
------------------------------------------------------------------------------
BY MAIL                       For an initial investment:
                              Return the application to the Fund with your check made payable to the Fund.

                              For additional investments:
                              Send a check made payable to the Fund. Please include your account number on the check.
------------------------------------------------------------------------------
BY WIRE 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                              2. For initial investments you must also return your signed shareholder application to the Fund.

                              IMPORTANT DEADLINES: If we receive your call
                              before 1:00 p.m. Pacific time and the bank
                              receives the wired funds and reports the
                              receipt of wired funds to the Fund by 3:00 p.m.
                              Pacific time, we will credit the purchase to
                              your account that day. If we receive your call
                              after 1:00 p.m. or the bank receives the wire
                              after 3:00 p.m., we will credit the purchase to
                              your account the following business day.
------------------------------------------------------------------------------
THROUGH YOUR DEALER           Call your investment representative
------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

QUANTITY DISCOUNTS. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                  TOTAL SALES CHARGE           AMOUNT PAID TO
                                  AS A PERCENTAGE OF             DEALER AS A
AMOUNT OF PURCHASE              OFFERING      NET AMOUNT        PERCENTAGE OF
AT OFFERING PRICE                 PRICE        INVESTED        OFFERING PRICE
--------------------------------------------------------------------------
Under $100,000                     2.25%         2.30%               2.00%
$100,000 but less than $250,000    1.75%         1.78%               1.50%
$250,000 but less than $500,000    1.25%         1.26%               1.00%
$500,000 but less than $1,000,000  1.00%         1.00%               0.85%
$1,000,000 or more*                None          None                None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

CUMULATIVE QUANTITY DISCOUNTS. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased shares of the Fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of Fund shares, you may buy shares of the Fund without a front-end sales charge or a Contingent Deferred Sales Charge.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the Fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class II shareholders of another Franklin Templeton Fund who chose to reinvest their distributions in the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the Fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the same class of shares. This waiver does not apply to exchanges.

      If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

      If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

      If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

Various individuals and institutions also may buy shares of the Fund without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

 4. Registered Securities Dealers and their affiliates, for their investment accounts only

 5. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 6. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

 7. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 8.   Accounts managed by the Franklin Templeton Group

 9. Certain unit investment trusts and their holders reinvesting distributions from the trusts

10.   Group annuity separate accounts offered to retirement plans

11. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases" above to be able to buy shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

 1.   Purchases of $1 million or more - up to 0.75% of the amount invested.

 2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

 3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

 4.   Purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

Method                  Steps to Follow
------------------------------------------------------------------------------
BY MAIL                 1. Send us signed written instructions
                        2. Include any outstanding share certificates for the
                        shares you want to exchange
------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)
                        - If you do not want the ability to exchange by phone
                        to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
(ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Fund at Net Asset Value.

How Do I Sell Shares?

You may sell (redeem) your shares at any time.

Method            Steps to Follow
------------------------------------------------------------------------------
BY MAIL     1. Send us signed written instructions. If you would like your redemption proceeds wired to a bank account, your instructions should include:
               o The name, address and telephone number of the bank where you want the proceeds sent
               o Your bank account number
               o The Federal Reserve ABA routing number
               o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number
            2. Include any outstanding share certificates for the shares you are selling
            3. Provide a signature guarantee if required
            4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
------------------------------------------------------------------------------
BY PHONE    Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

            Telephone requests will be accepted:

            o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

            o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

            o Unless you are selling shares in a Trust Company retirement plan account

            o Unless the address on your account was changed by phone within the last 15 days

             - If you do not want the ability to redeem by phone to apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH     Call your investment representative
YOUR
DEALER
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
(ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Adjustable U.S. Government Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

The Adjustable Rate Securities Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Adjustable U.S. Government Fund shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

If you buy Adjustable Rate Securities Fund shares shortly before the Fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date (in the case of the Adjustable U.S. Government Fund) and the reinvestment date (in the case of the Adjustable Rate Securities Fund) for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds from the Adjustable U.S. Government Fund will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

Type of Account   Documents Required
------------------------------------------------------------------------------
CORPORATION       Corporate Resolution
------------------------------------------------------------------------------

PARTNERSHIP       1. The pages from the partnership agreement that identify
                     the general partners, or

                  2. A certification for a partnership agreement
TRUST             1. The pages from the trust document that identify the
                     trustees, or

                  2. A certification for trust

------------------------------------------------------------------------------
STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton
Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the Fund's code number to use TeleFACTS(R). The Adjustable U.S. Government Fund's code number is 138. The Adjustable Rate Securities Fund's code number is 151.

STATEMENTS AND REPORTS TO SHAREHOLDERS


We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                              HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.     (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301        5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040        5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN        5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)       6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Plan Services  1-800/527-2020        5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563        6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637        5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS


ADVISERS - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R)- Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





PROSPECTUS & APPLICATION

FRANKLIN INVESTORS SECURITIES TRUST

ADVISOR CLASS


MARCH 1, 1998

INVESTMENT STRATEGY
GLOBAL INCOME
FRANKLIN GLOBAL GOVERNMENT INCOME FUND

INVESTMENT STRATEGY
INCOME
FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

This prospectus describes the Advisor Class shares of the Franklin Global Government Income Fund ("Global Government Income Fund") and the Franklin Short-Intermediate U.S. Government Securities Fund ("Short-Intermediate U.S. Government Fund"), each of which may individually or together be referred to as the "Fund(s)." This prospectus contains information you should know before investing in the Fund. Please keep it for future reference.

Each Fund currently offers one or more other classes of shares with different sales charge and expense structures, which affect performance. These classes are described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Advisor Class, dated March 1, 1998, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.

FRANKLIN INVESTORS SECURITIES TRUST

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ..................................................     2
Financial Highlights .............................................     3
How Does the Fund Invest Its Assets? .............................     4
What Are the Risks of Investing in the Fund? .....................    15
Who Manages the Fund? ............................................    20
How Does the Fund Measure Performance? ...........................    23
How Taxation Affects the Fund and Its Shareholders ...............    23
How Is the Trust Organized? ......................................    26

ABOUT YOUR ACCOUNT

How Do I Buy Shares? .............................................    27
May I Exchange Shares for Shares of Another Fund? ................    31
How Do I Sell Shares? ............................................    33
What Distributions Might I Receive From the Fund? ................    34
Transaction Procedures and Special Requirements ..................    36
Services to Help You Manage Your Account .........................    40
What If I Have Questions About My Account? .......................    42

GLOSSARY

Useful Terms and Definitions .....................................    42

APPENDIX

Description of Ratings ...........................................    44

FRANKLIN
INVESTORS
SECURITIES
TRUST -

ADVISOR CLASS

MARCH 1, 1998

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

FRANKLIN INVESTORS SECURITIES TRUST

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of the Advisor Class for the fiscal year ended October 31, 1997. The expenses are annualized. The Fund's actual expenses may vary.

                                        Global Government  Short-Intermediate
                                           Income Fund    U.S. Government Fund
------------------------------------------------------------------------------

A. SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Charge Imposed  on Purchases     None            None
  Exchange Fee (per transaction)               $5.00*           $5.00*

B. ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                               0.60%            0.56%
  Rule 12b-1 Fees                                None            None
  Other Expenses                                0.22%            0.14%
  Total Fund Operating Expenses                 0.82%            0.70%

C.    EXAMPLE

 Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                                        1 Year   3 Years  5 Years 10 Years
------------------------------------------------------------------------------
 Global Government Income Fund            $8       $26      $46      $101
 Short-Intermediate U.S.
 Government Fund                          $7       $22      $39      $ 87

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering the period shown below appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

GLOBAL GOVERNMENT INCOME FUND - ADVISOR CLASS

                                                         1997***
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net Asset Value, beginning of period..................    $8.71
                                                         ------
Income from investment operations:
 Net investment income................................      .49
 Net realized and unrealized (loss)...................     (.28)
                                                         ------
Total from investment operations......................      .21
                                                        -------
Less distributions from:
 Net investment income................................     (.49)
 In excess of net investment income...................     (.02)
Total distributions...................................     (.51)
                                                        --------
Net Asset Value, end of period........................    $8.41
                                                         ======
Total return*.........................................     2.49%
Ratios/supplemental data
Net assets, end of period (000's).....................     $741
Ratios to average net assets:
 Expenses**...........................................      .82%
 Net investment income**..............................     7.08%
Portfolio turnover rate...............................   193.30%

Short-Intermediate U.S. Government Fund - Advisor Class
                                                         1997***
Per share operating performance
(for a share outstanding throughout the period)
Net Asset Value, beginning of period..................   $10.24
                                                         ------
Income from investment operations:
 Net investment income................................      .47
 Net realized and unrealized gain.....................      .07
                                                           ----
Total from investment operations......................      .54
Less distributions from net investment income.........     (.48)
                                                        --------
Net Asset Value, end of period........................   $10.30
                                                         ======
Total return*.........................................     5.45%
Ratios/supplemental data
Net assets, end of period (000's).....................     $385
Ratios to average net assets:
 Expenses**...........................................      .70%
 Net investment income**..............................     5.35%
Portfolio turnover rate...............................    40.56%

*Total return is not annualized.
**Annualized.
***For the period January 2, 1997 (commencement of operations) to October 31, 1997.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The Global Government Income Fund's investment objective is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Short-Intermediate U.S. Government Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholder's capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund will achieve its objective.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

GLOBAL GOVERNMENT INCOME FUND

The Global Government Income Fund seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities ("U.S. government securities"). The Global Government Income Fund considers securities issued by central banks that are guaranteed by their national governments to be government securities.

The Global Government Income Fund selects investments to provide a high current yield and currency stability, or a combination of yield, capital appreciation, and currency appreciation consistent with the Fund's objective. The Global Government Income Fund may also seek to protect or enhance income, or protect capital, through the use of forward currency exchange contracts, options, futures contracts, options on futures, and interest rate swaps, all of which are generally considered "derivative securities." A detailed description of these financial transactions is included below. The risk considerations involved in global investing generally are included under "What Are the Risks of Investing in the Fund?"

As a global fund, the Global Government Income Fund may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Global Government Income Fund invests at least 65% of its assets in government securities of issuers located in at least three countries, one of which may be the United States. Securities of issuers within a given country may be denominated in the currency of another country, or in multinational currency units such as the European Currency Unit ("ECU").

Under normal economic conditions, the Global Government Income Fund invests at least 65% of its total assets in fixed-income securities such as bonds, notes, and debentures. Some of the fixed-income securities may be convertible into common stock or be traded together with warrants for the purchase of common stocks, although the Global Government Income Fund has no current intention of converting such securities into equity or holding them as equity upon such conversion. The remaining 35% may be invested, to the extent available and permissible, in equity securities, foreign or domestic currency deposits, or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

The Global Government Income Fund may invest in debt securities with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Global Government Income Fund's investments will not exceed 15 years. Generally, the portfolio's average maturity will be shorter when Advisers expects interest rates worldwide or in a particular country to rise, and longer when Advisers expects interest rates to fall.

The Global Government Income Fund may also invest in other fixed-income securities of both domestic and foreign issuers including preferred and preference stock and all types of long-term or short-term debt obligations, such as bonds, debentures, notes, commercial paper, equipment lease certificates, equipment trust certificates, and conditional sales contracts. The SAI contains additional information concerning these three latter categories. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit). The Global Government Income Fund will limit its investments in warrants, valued at the lower of cost or market, to 5% of the Fund's net assets or to warrants attached to securities.

The Global Government Income Fund may also invest in debt securities of supranational entities denominated in any currency. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank, and the Asian Development Bank. The Global Government Income Fund may, in addition, invest in debt securities denominated in ECU of an issuer in any country (including supranational issuers). The Global Government Income Fund may also invest in "semi-governmental securities," which are debt securities issued by entities owned by either a national, state, or equivalent government or are obligations of a government jurisdiction that are not backed by its full faith and credit and general taxing powers.

The Global Government Income Fund will allocate its assets among securities of various issuers, geographic regions, and currency denominations in a manner that is consistent with its objective based upon relative interest rates among currencies, the outlook for changes in these interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, the Global Government Income Fund will evaluate a country's economic and political conditions such as inflation rate, growth prospects, global trade patterns, and government policies.

The Global Government Income Fund invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Global Government Income Fund may also acquire securities and currency in less developed countries and in developing countries, which may involve greater exposure to the risks ordinarily associated with foreign investing. See "What Are the Risks of Investing in the Fund? - Foreign Securities." Advisers does not currently expect the Global Government Income Fund's investments in less developed and developing countries to exceed 30% of its net assets.

The Global Government Income Fund will not invest in securities of foreign countries issued without stock certificates or comparable stock documents. The Global Government Income Fund does not consider securities which it acquires outside the U.S. and which are publicly traded in the U.S., on a foreign securities exchange, or in a foreign securities market to be illiquid assets so long as the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available.

BANK SECURITIES. The Global Government Income Fund may invest in obligations of domestic and foreign banks which, at the date of investment, have total assets (as of the date of their most recently published financial statements) in excess of one billion dollars (or foreign currency equivalent at then-current exchange rates).

LOAN PARTICIPATIONS. The Global Government Income Fund may acquire loan participations in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Global Government Income Fund to acquire an interest in a loan from a financially strong borrower, which the Fund could not do directly. The SAI contains further information on loan participations.

LOWER-RATED DEBT OBLIGATIONS. The Global Government Income Fund may invest in higher-yielding, higher-risk, lower-rated debt obligations that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by Advisers. As of December 31, 1997, the Global Government Income Fund held approximately 20.6% of its assets in lower-rated investments and may in the future increase this percentage, but such investments will be less than 35% of the Fund's net assets. U.S. rating agencies do not rate many debt obligations of foreign issuers, especially developing market issuers, and their selection depends on Advisers' internal analysis. Securities rated BB or lower by S&P or Ba or lower by Moody's (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks. Please see "What Are the Risks of Investing in the Fund? - High Yield Securities" and the appendix in this prospectus and the SAI for a discussion of these ratings.

CURRENCY TECHNIQUES AND HEDGING. The Global Government Income Fund intends to pursue its investment objective through investments in options, futures, options on futures, and forward contracts. Investment in these securities is not a fundamental policy of the Global Government Income Fund, and may be changed at the discretion of the Board without prior notice or shareholder approval. While there are no specific limits on the Global Government Income Fund's use of these practices other than those limits stated below, the Fund only engages in these practices for hedging purposes, or in other words for the purpose of protecting against declines in the value of the Fund's portfolio securities and the income on these securities. The production of additional income may at times be a secondary purpose of these practices.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Global Government Income Fund may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The Global Government Income Fund may construct an investment position by combining a debt security denominated in one currency with a forward contract calling for the exchange of that currency for another currency. The investment position is not itself a security but is a combined position (i.e., a debt security coupled with a forward contract) that is intended to be similar in overall performance to a debt security denominated in the currency purchased.

The Global Government Income Fund may also enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Additionally, for example, when the Global Government Income Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Similarly, when the Global Government Income Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Global Government Income Fund sets aside or segregates sufficient cash, cash equivalents, or readily marketable debt securities held by its custodian bank as deposits for commitments created by open forward contracts. The Global Government Income Fund will cover any commitments under these contracts to sell currency by owning or acquiring the underlying currency (or an absolute right to acquire such currency). The segregated account will be marked-to-market daily. The ability of the Global Government Income Fund to enter into forward contracts is limited only to the extent forward contracts would, in the opinion of Advisers, impede portfolio management or the ability of the Fund to honor redemption requests.

Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or between foreign currencies. Unanticipated changes in currency exchange rates also may result in poorer overall performance for the Global Government Income Fund than if it had not entered into such contracts.

OPTIONS ON U.S. AND FOREIGN SECURITIES. Although the Global Government Income Fund's present policy, which may be changed without shareholder approval, is not to invest in options on securities, the Fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and in over-the-counter markets.

The risks of transactions in options on foreign exchanges are similar to the risks of investing in foreign securities, which are described under "What Are the Risks of Investing in the Fund?" In addition, a foreign exchange may impose different exercise and settlement terms, procedures, and margin requirements than a U.S. exchange.

The Global Government Income Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Global Government Income Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option plus transaction costs.

The Global Government Income Fund may buy call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce any benefit the Global Government Income Fund may realize upon exercise of the option. Unless the price of the underlying security rises sufficiently, the option may expire resulting in a loss to the Global Government Income Fund equal to the cost of the options.

The ability of the Global Government Income Fund to engage in options transactions is subject to the following limitations: a) the Fund may not invest more than 5% of its total assets in options (including straddles and spreads); b) the obligations of the Fund under put options written by the Fund may not exceed 50% of the Fund's net assets; and c) the aggregate premiums on all options purchased by the Fund may not exceed 20% of its net assets.

The SAI includes a further discussion of the use, risks, and costs of options.

OPTIONS ON FOREIGN CURRENCIES. The Global Government Income Fund may buy and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities or other assets to be acquired. As in the case of other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Global Government Income Fund could be required to buy or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Global Government Income Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The SAI includes a further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. The Global Government Income Fund may enter into contracts for the purchase or sale for future delivery of debt securities ("futures contracts") and may buy or write options to buy or sell futures contracts traded on U.S. and foreign exchanges ("options on futures contracts"). These investment techniques are designed only to hedge against anticipated future changes in interest rates that otherwise might either adversely affect the value of the Global Government Income Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to buy at a later date. Should interest rates move in an unexpected manner, the Global Government Income Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss.

The Board has adopted the requirement that the Global Government Income Fund may only use futures contracts and options on futures contracts for hedging purposes and not for speculation. In addition, the Global Government Income Fund will not buy or sell futures contracts and options on futures contracts if immediately thereafter the amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The SAI contains a further discussion of the use, risks, and costs of futures contracts and options on futures contracts.

TAX CONSIDERATIONS. The Global Government Income Fund's investment in options, futures contracts, options on futures contracts, interest rate swaps, and foreign securities and other complex securities are subject to special tax rules that may affect the amount, timing, or character of the income earned by the Fund and distributed to you. The Global Government Income Fund may also be subject to withholding taxes on earnings from certain of its foreign securities. See "Additional Information on Distribution and Taxes" in the SAI for a discussion of these special tax rules.

During periods when Advisers believes that the Global Government Income Fund should be in a temporary defensive position, the Fund may have less than 25% of its assets concentrated in foreign government securities and may invest instead in U.S. government securities, including (i) U.S. Treasury obligations, which differ only in their interest rates, maturities, and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the U.S. government; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association).

When investing for defensive purposes is appropriate, such as during periods of adverse market conditions or when relative yields in other securities are not deemed attractive, the Global Government Income Fund may invest part or all of its assets in cash (including foreign currency) or cash-equivalent, short-term obligations, including, but not limited to, the following: CDs, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements secured thereby. In particular, for defensive purposes a larger portion of the Global Government Income Fund's assets may be invested in U.S. dollar denominated obligations to reduce the risks inherent in non-dollar denominated assets.

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

The Short-Intermediate U.S. Government Fund intends to invest up to 100% of its net assets in U.S. government securities. As a fundamental policy, the Short-Intermediate U.S. Government Fund must invest at least 65% of its net assets in U.S. government securities. SEC guidelines require at least 65% of the Short-Intermediate U.S. Government Fund's total assets be invested in U.S. government securities, and the Fund will follow that policy notwithstanding its fundamental policy. It is the investment policy of the Short-Intermediate U.S. Government Fund (which may be changed upon notice to shareholders) to maintain the average dollar-weighted maturity of its portfolio in a range of two to five years. Within this range, the Short-Intermediate U.S. Government Fund intends to emphasize an average weighted maturity of 31/2 years or less.

The Short-Intermediate U.S. Government Fund may invest in obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities including, but not limited to, the following: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and obligations of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Banks for Cooperatives (including Central Bank for Cooperatives), Federal Land Banks, Federal Intermediate Credit Banks, Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, and National Credit Union Administration.

Since inception, the Short-Intermediate U.S. Government Fund has invested its assets solely in direct obligations of the U.S. Treasury and in repurchase agreements collateralized by U.S. Treasury obligations. The level of income the Fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

The Short-Intermediate U.S. Government Fund may purchase certain U.S. government securities at a discount. These securities, when held to maturity or retired, may include an element of capital gain. The Short-Intermediate U.S. Government Fund does not intend to hold securities for the purpose of achieving capital gains, but will generally hold them as long as current yields on these securities remain attractive. The Short-Intermediate U.S. Government Fund may realize capital losses when securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. The Short-Intermediate U.S. Government Fund may also realize capital gains or losses upon the sale of securities.

ZERO COUPON BONDS. The Short-Intermediate U.S. Government Fund may, consistent with its other policies, invest in zero coupon bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Zero coupon bonds are debt obligations that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compounds over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to the Short-Intermediate U.S. Government Fund) consists of the difference between its face value at maturity and its cost. These investments experience greater volatility in market value due to changes in interest rates than debt obligations that provide for regular payments of interest.

CONCENTRATION. The Short-Intermediate U.S. Government Fund will not invest more than 25% of the value of its total assets in any one particular industry.

OTHER INVESTMENT POLICIES OF THE FUND

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, if such loans do not exceed the following percentage of the value of the Fund's total assets at the time of the most recent loan: 30% in the case of the Global Government Income Fund, and 10% in the case of the Short-Intermediate U.S. Government Fund. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

WHEN-ISSUED SECURITIES. The Global Government Income Fund may purchase securities on a "when-issued" or "forward-delivery" basis, and the Short-Intermediate U.S. Government Fund may buy obligations on a "when-issued" or "delayed-delivery" basis, which means that the obligations will be delivered at a future date. Although the Global Government Income Fund is not limited in the amount of securities it may commit to buy on such basis, it is expected that under normal circumstances the Fund will not commit more than 30% of its assets to such purchases. The Short-Intermediate U.S. Government Fund is not subject to any percentage limit on the amount of its assets that may be invested in when-issued purchase obligations. The Fund does not pay for the securities until received nor does the Fund start earning interest on them until the scheduled delivery date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, the Global Government Income Fund will normally invest the amount required to settle the transaction in short-term securities that offer same-day settlement and earnings. These short-term securities may bear interest at a lower rate than longer-term securities.

Purchases of securities on a when-issued, delayed-delivery, or forward-delivery basis are subject to more risk than other types of purchases, including market fluctuation and the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy securities on a when-issued basis with the intention of acquiring the securities and not for speculative purposes, it may sell the securities before the settlement date if it is deemed advisable. In such a case, the Fund may incur a gain or loss because of market fluctuations during the period since the Fund committed to purchase the securities. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Short-Intermediate U.S. Government Fund engages in when-issued and delayed-delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies, and not for the purpose of investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions. In a repurchase agreement, the Fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the Fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the Fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. Each Fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

REVERSE REPURCHASE AGREEMENTS. The Global Government Income Fund may also enter into reverse repurchase agreements, which are the opposite of repurchase agreements but involve similar mechanics and risks. The Global Government Income Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed price and date. Cash or liquid high-grade debt securities having an initial market value, including accrued interest, equal to at least 102% of the dollar amount sold by the Global Government Income Fund are segregated as collateral and marked-to-market daily to maintain coverage of at least 100%. A default by the purchaser might cause the Global Government Income Fund to experience a loss or delay in the liquidation costs. The Global Government Income Fund intends to enter into reverse repurchase agreements with domestic or foreign banks or securities dealers. Advisers will evaluate the creditworthiness of these entities prior to engaging in such transactions, under the general supervision of the Board.

Except as otherwise indicated, the general investment practices described above may be changed without shareholder approval, and no assurances can be given that they will in any event accomplish the results intended.

BORROWING. The Global Government Income Fund may borrow from banks, for temporary or emergency purposes only, up to 30% of its total assets, and pledge up to 30% of its total assets in connection therewith. The Global Government Income Fund will not make new investments while any outstanding borrowings exceed 5% of its total assets. The Short-Intermediate U.S. Government Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PORTFOLIO TURNOVER. The Global Government Income Fund's portfolio turnover rate was 139.71% for the fiscal year ended October 31, 1996 and 193.30% for the fiscal year ended October 31, 1997. The higher portfolio turnover rate for the fiscal year ended October 31, 1997 was due to changing market conditions and a higher level of redemptions than in previous years. High portfolio turnover may increase the Global Government Income Fund's transaction costs.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

The foregoing permissible investments and practices are subject to the fundamental policy of the Short-Intermediate U.S. Government Fund, which can only be changed with shareholder approval, that the Fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions. Please see the SAI for more details on the Short-Intermediate U.S. Government Fund's policies regarding eligible federal credit union investments.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

The value of your shares of the Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

HIGH YIELD SECURITIES. Because the Global Government Income Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Global Government Income Fund invests. Accordingly, an investment in the Global Government Income Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Global Government Income Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's Net Asset Value. Defaulted securities tend to lose much of their value before they default. Thus, the Global Government Income Fund's Net Asset Value may be adversely affected before an issuer defaults. In addition, the Global Government Income Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Global Government Income Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Global Government Income Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Global Government Income Fund to manage the timing of its income. Under the Code and U.S. Treasury regulations, the Global Government Income Fund may have to accrue income on defaulted securities and distribute the income to shareholders for tax purposes, even though the Fund is not currently receiving interest or principal payments on the defaulted securities. To generate cash to satisfy these distribution requirements, the Global Government Income Fund may have to sell portfolio securities that it otherwise may have continued to hold or use cash flows from other sources, such as the sale of Fund shares.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security and on the Global Government Income Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Global Government Income Fund's portfolio.

The Global Government Income Fund may buy high yield, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Global Government Income Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Global Government Income Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Global Government Income Fund may buy high yield, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Global Government Income Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth before 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yield securities and adversely affected the value of outstanding securities, as well as the ability of issuers of high yield securities to make timely principal and interest payments. Although the economy has improved and high yield securities have performed more consistently since that time, the adverse effects previously experienced may reoccur. For example, the highly publicized defaults on some high yield securities during 1989 and 1990 and concerns about a sluggish economy that continued into 1993 depressed the prices of many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security generally reflects the true operating results of the issuer. Factors adversely impacting the market value of high yield securities may lower the Global Government Income Fund's Net Asset Value.

The Global Government Income Fund relies on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The table below shows the percentage of the Global Government Income Fund's assets invested in securities rated in each of the rating categories shown. A credit rating by a rating agency evaluates the safety of principal and interest based on an evaluation of the security's credit quality, but does not consider the market risk or the risk of fluctuation in the price of the security. The information shown is based on a dollar-weighted average of the Global Government Income Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended October 31, 1997.

                                        Average Weighted
S&P RATING                            PERCENTAGE OF ASSETS

AAA.................................          76.7%
AA+.................................           1.6%
AA..................................           0.3%
AA-.................................           0.8%
A+*.................................           4.7%
A...................................           0.6%
BB+.................................           0.3%
BB**................................          10.1%
BB-.................................           4.0%
B+..................................           0.9%

*4.4% are unrated and have been included in the A+ rating category. **0.5% are unrated and have been included in the BB rating category.

NON-DIVERSIFICATION RISK. Because the Global Government Income Fund is non-diversified, there is no restriction under the Investment Company Act of 1940 on the percentage of its assets that it may invest at any time in the securities of any issuer. However, the Global Government Income Fund intends to comply with the diversification and other requirements of the Code applicable to regulated investment companies, so that the Fund will not be subject to U.S. federal income tax on the income and capital gain that it distributes to shareholders. Nevertheless, the Global Government Income Fund's non-diversified status may expose it to greater risk or volatility than diversified funds with otherwise similar investment policies, since the Fund may invest a larger portion of its assets in securities of a small number of issuers.

FOREIGN CURRENCY. The Global Government Income Fund may invest in debt securities denominated in U.S. and foreign currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Global Government Income Fund's assets denominated in the foreign currency. These changes will also affect the Fund's yield, income, and distributions to shareholders. In addition, although the Global Government Income Fund receives income in various currencies, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any currency depreciates after the Global Government Income Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make its distributions. Similarly, if an exchange rate depreciates between the time the Global Government Income Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of a currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency at the time the expenses were incurred. The Global Government Income Fund will only invest in foreign currency denominated debt securities of countries whose currency is fully exchangeable into U.S. dollars without legal restriction at the time of investment.

FOREIGN SECURITIES. You should carefully consider the risks involved in investment in foreign securities. Each of the risks described below may be heightened to the extent that the Global Government Income Fund invests in securities of developing or emerging markets. These risks include political, social, or economic instability in the country of the issuer; the difficulty of predicting international trade patterns; the possibility of the imposition of exchange controls; expropriation; limits on removal of currency or other assets; nationalization of assets; foreign withholding; and income taxation and foreign trading practices (including higher trading commissions, custodial charges, and delayed settlements). Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The markets on which foreign securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S.

In addition, there may be less publicly available information about a foreign company than is contained in reports and reflected in ratings published for a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers, and listed companies abroad than in the U.S. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. Confiscatory taxation or diplomatic developments could also affect investment in those countries.

The operating expense ratio of the Global Government Income Fund may be higher than that of an investment company investing exclusively in U.S. securities because of the additional expenses of the Fund, such as custodial costs, valuation costs, and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

INTEREST RATE, CURRENCY AND MARKET RISK. The Global Government Income Fund is subject to interest rate, currency, and market risk. The Short-Intermediate U.S. Government Securities Fund is subject to interest rate risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Global Government Income Fund invests in common stocks, a general market decline in any country where the Fund is invested may cause the value of what the Fund owns, and thus the Fund's share price, to decline. Changes in currency valuations may also affect the price of Global Government Income Fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $221 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, Investment Counsel is the sub-advisor of the Global Government Income Fund. Investment Counsel provides Advisers with investment management advice and assistance. The agreement provides for the sub-advisor to furnish, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Fund's investments and supplying research services. Investment Counsel's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Global Government Income Fund's portfolio is: Thomas J. Dickson since 1993, Neil S. Devlin since 1994, and Thomas Latta since 1995.

Thomas J. Dickson
Portfolio Manager of Investment Counsel

Mr. Dickson is currently a portfolio manager for several Franklin Templeton mutual funds. He holds a Bachelor of Science in managerial economics from the University of California at Davis. Prior to joining the Templeton organization in 1994, Mr. Dickson worked as a fixed-income analyst and trader for Franklin Advisers, Inc. Mr. Dickson's current research responsibilities include country coverage of Australia, Canada, Japan and New Zealand.

Neil S. Devlin
Chief Investment Officer and Executive Vice President of Templeton Global Bond Managers, a division of Investment Counsel

Mr. Devlin holds a Bachelor of Arts in economics and philosophy from Brandeis University, and is a Chartered Financial Analyst. Before joining the Templeton organization in 1987, he was a portfolio manager and bond analyst with Constitution Capital Management of Boston. Prior to that, Mr. Devlin was a bond trader and research analyst for the Bank of New England. Mr. Devlin currently directs investment strategies in both the developed and emerging fixed income markets. He also manages numerous Franklin Templeton mutual funds as well as corporate pension accounts.

Thomas Latta
Vice President of Templeton Global Bond Managers, a division of Investment
Counsel

Mr. Latta attended the University of Missouri and New York University. Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. Before joining the Templeton organization in 1991, Mr. Latta worked as a portfolio manager with Forester & Hairston, a Houston-based global fixed income investment management firm. Prior to that, Mr. Latta spent seven years with Merrill Lynch, Pierce, Fenner & Smith Incorporated where, among other assignments, he was part of an investment advisory team to the Saudi Arabian Monetary Authority. While at Merrill Lynch, Mr. Latta also acted as an advisor to investment managers concerning the modeling and application of interest rate immunization strategies in fixed income portfolios. Mr. Latta's current research responsibilities include the core European markets.

The team responsible for the day-to-day management of the Short-Intermediate U.S. Government Fund's portfolio is: Jack Lemein, David Capurro, and Tom Runkel since its inception.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in Finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

David Capurro
Vice President of Advisers

Mr. Capurro holds a Master of Business Administration degree and a Bachelor of Science degree in Business Administration from California State University at Hayward. Mr. Capurro has been with the Franklin Templeton Group since 1985.

Tom Runkel
Vice President of Advisers

Mr. Runkel is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Santa Clara. He earned his Bachelor of Arts degree in Political Science from the University of California at Davis. Mr. Runkel has been with the Franklin Templeton Group since 1985. He is a member of several securities industry- related committees and associations.

MANAGEMENT FEES. During the fiscal year ended October 31, 1997, management fees totaling 0.60% and 0.56% of the average monthly net assets of the Global Government Income Fund and the Short-Intermediate U.S. Government Fund, respectively, were paid to Advisers. Total expenses of the Global Government Income Fund and the Short-Intermediate U.S. Government Fund, including fees paid to Advisers, were 0.82% and 0.70%, respectively. During the same period, Advisers paid Investment Counsel a sub-advisory fee totaling 0.32% of the average monthly net assets of the Global Government Income Fund. This fee is not a separate expense of the Global Government Income Fund but is paid by Advisers from the management fees it receives from the Global Government Income Fund.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, the Advisor Class of the Fund advertises its performance. Commonly used measures of performance include total return, current yield and current distribution rate.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by Advisor Class. The current distribution rate shows the dividends or distributions paid to shareholders of Advisor Class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How Does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

ON AUGUST 5, 1997, PRESIDENT CLINTON SIGNED INTO LAW THE TAXPAYER RELIEF ACT OF 1997 (THE "1997 ACT"). THIS NEW LAW MAKES SWEEPING CHANGES IN THE CODE. BECAUSE MANY OF THESE CHANGES ARE COMPLEX, THEY ARE DISCUSSED IN THE SAI.

TAXATION OF THE FUND'S INVESTMENTS

The Fund invests your money in the bonds, stocks, and other securities that are described in the section "How Does the Fund Invest Its Assets?" Special tax rules may apply in determining the income and gains that the Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Fund pays to you. See the SAI for a discussion of these special tax rules.

HOW DOES THE FUND EARN INCOME AND GAINS?

The Fund earns interest and dividends (the Fund's "income") on its investments. When the Fund sells a security for a price that is higher than it paid, it has a gain. When the Fund sells a security for a price that is lower than it paid, it has a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if the Fund has a net gain (the Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUND. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains that it distributes to you.

FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the Global Government Income Fund's investments in foreign bonds. These taxes will reduce the amount of the Global Government Income Fund's distributions to you, but, depending upon the amount of the Fund's assets that are invested in foreign securities and foreign taxes paid, may be passed through to you as a foreign tax credit on your income tax return. The Global Government Income Fund may also invest in the securities of foreign companies that are "passive foreign investment companies" ("PFICs"). These investments in PFICs may cause the Global Government Income Fund to pay income taxes and interest charges. If possible, the Global Government Income Fund will adopt strategies to avoid PFIC taxes and interest charges.

TAXATION OF SHAREHOLDERS.

Distributions. Distributions from the Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions, and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year. The Fund's statement for the prior year will tell you how much of your capital gain distribution represents 28% rate gain property. The remainder of the capital gain distribution represents 20% rate gain.

WHAT IS A DISTRIBUTION?

As a shareholder, you will receive your share of the Fund's income and gains on its investments in bonds, stocks and other securities. The Fund's income and short term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the Fund's distributions to you.

DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a Section 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Be aware, however, that special rules apply to payouts from Roth and education IRAs.

DIVIDENDS-RECEIVED DEDUCTION. It is anticipated that no portion of the Fund's distributions will qualify for the corporate dividends-received deduction.

REDEMPTIONS AND EXCHANGES. If you redeem your shares or if you exchange your shares in the Fund for shares in another Franklin Templeton Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. If you exchange Fund shares held for 90 days or less and pay no sales charge, or a reduced sales charge, for the new shares, all or a portion of the sales charge you paid on the purchase of the shares you exchanged is not included in their cost for purposes of computing gain or loss on the exchange. If you hold your shares for six months or less, any loss you have will be treated as a long-term capital loss to the extent of any capital gain distributions received by you from the Fund. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the Fund within 30 days before or after your redemption or exchange.

WHAT IS A REDEMPTION?

A redemption is a sale by you to the Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the Fund for shares of another Franklin Templeton Fund is treated as a redemption of Fund shares and then a purchase of shares of the other fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the basis in your shares is more or less than your cost or other basis in the shares. Call Fund Information for a free shareholder Tax Information Handbook if you need more information in calculating the gain or loss on the redemption or exchange of your shares.

U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions. The Fund will provide you with information at the end of each calendar year on the amount of such dividends that may qualify for exemption from reporting on your individual income tax returns.

NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions, and gains arising from redemptions or exchanges of your Fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the Fund.

BACKUP WITHHOLDING. When you open an account, IRS regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct, and certify that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 31% of all the distributions (including ordinary dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs the Fund to do so. The Fund reserves the right not to open your account, or, alternatively, to redeem your shares at the current Net Asset Value, less any taxes withheld, if you fail to provide a correct TIN, fail to provide the proper tax certifications, or the IRS instructs the Fund to begin backup withholding on your account.

WHAT IS A BACKUP WITHHOLDING?

Backup withholding occurs when the Fund is required to withhold and pay over to the IRS 31% of your distributions and redemption proceeds. You can avoid backup withholding by providing the Fund with your TIN, and by completing the tax certifications on your shareholder application that you were asked to sign when you opened your account. However, if the IRS instructs the Fund to begin backup withholding, it is required to do so even if you provided the Fund with your TIN and these tax certifications, and backup withholding will remain in place until the Fund is instructed by the IRS that it is no longer required.

THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS. THE TAX TREATMENT TO YOU OF DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, FOREIGN TAXES PAID, AND INCOME TAXES WITHHELD ARE ALSO DISCUSSED IN A FREE FRANKLIN TEMPLETON TAX INFORMATION HANDBOOK, WHICH YOU MAY REQUEST BY CONTACTING FUND INFORMATION.

HOW IS THE TRUST ORGANIZED?

The Global Government Income Fund is a non-diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. The Short-Intermediate U.S. Government Fund is a diversified series of the Trust. The Trust was organized as a Massachusetts business trust on December 22, 1986, and is registered with the SEC. As of January 1, 1997, the Global Government Income Fund and the Short-Intermediate U.S. Government Fund each began offering a new class of shares designated Franklin Global Government Income Fund - Advisor Class and Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class, respectively. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Global Government Income Fund - Class I, Franklin Global Government Income Fund - Class II, and Franklin Short-Intermediate U.S. Government Securities Fund - Class I. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.

As of February 2, 1998, FTTC TTEE for ValuSelect owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Global Government Income Fund, and Templeton Fund Trust Co. owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Short-Intermediate U.S. Government Fund.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

Shares of the Fund may be purchased without a sales charge. Please note that as of January 1, 1998, shares of the Fund are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in Franklin Templeton's ValuSelect program before January 1, 1998, however, may continue to invest in the Fund.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.    Read this prospectus carefully.

2. Determine how much you would like to invest. The Fund's minimum investments are:

      o To open your account: $5,000,000*

      o To add to your account: $25*

*We may waive or lower these minimums for certain investors. Please see "Minimum Investments" below. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.    Make your investment using the table below.

METHOD                    Steps to Follow
--------------------------------------------------------------------------------

BY MAIL                   For an initial investment:
                          Return the application to the Fund with your check
                          made payable to the Fund.
                          For additional investments:
                          Send a check made payable to the Fund. Please
                          include your account number on the check.
--------------------------------------------------------------------------------
BY WIRE                   1. Call Shareholder Services or, if that number is
                          busy, call 1-650/312-2000 collect, to receive a wire
                          control number and wire instructions. You need a new
                          wire control number every time you wire money into
                          your account. If you do not have a currently
                          effective wire control number, we will return the
                          money to the bank, and we will not credit the
                          purchase to your account.
                          2. For an initial investment you must also return
                          your signed shareholder application to the Fund.
                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds
                          to the Fund by 3:00 p.m. Pacific time, we will
                          credit the purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the bank
                          receives the wire after 3:00 p.m., we will credit
                          the purchase to your account the following business
                          day.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

MINIMUM INVESTMENTS

To determine if you meet the minimum initial investment requirement of $5 million, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund may waive or lower its minimum investment requirement for certain purchases. A lower minimum initial investment requirement applies to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

No minimum initial investment requirement applies to purchases by:

1. Accounts managed by the Franklin Templeton Group

2. The Franklin Templeton Profit Sharing 401(k) Plan

3. Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under
   Section 401 of the Code, including salary reduction plans qualified under
   Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 10,000 employees, or (ii) have plan assets of $100 million or more

4. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

5. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

   o  Was formed at least six months ago,

   o  Has a purpose other than buying Fund shares at a discount,

   o  Has more than 10 members,

   o  Can arrange for meetings between our representatives and group members,

   o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

   o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

      o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the amount invested. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.

METHOD                    Steps to Follow
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions
                          2. Include any outstanding share certificates for
                          the shares you want to exchange
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services
                          - If you do not want the ability to exchange by
                          phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o  You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

Method                    Steps to Follow
--------------------------------------------------------------------------------
BY MAIL                   1. Send us signed written instructions. If you would
                          like your redemption proceeds wired to a bank
                          account, your instructions should include:
                          o The name, address and telephone number of the bank
                          where you want the proceeds sent
                          o Your bank account number
                          o The Federal Reserve ABA routing number
                          o If you are using a savings and loan or credit
                          union, the name of the corresponding bank and the
                          account number
                          2. Include any outstanding share certificates for
                          the shares you are selling
                          3. Provide a signature guarantee if required
                          4. Corporate, partnership and trust accounts may
                          need to send additional documents. Accounts under
                          court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services. If you would like your
                          redemption proceeds wired to a bank account, other
                          than an escrow account, you must first sign up for
                          the wire feature. To sign up, send us written
                          instructions, with a signature guarantee. To avoid
                          any delay in processing, the instructions should
                          include the items listed in "By Mail" above.
                          Telephone requests will be accepted:
                          o If the request is $50,000 or less. Institutional
                          accounts may exceed $50,000 by completing a separate
                          agreement. Call Institutional Services to receive a
                          copy.
                          o If there are no share certificates issued for the
                          shares you want to sell or you have already returned
                          them to the Fund
                          o Unless you are selling shares in a Trust Company
                          retirement plan account
                          o Unless the address on your account was changed by
                          phone within the last 15 days
                          - If you do not want the ability to redeem by phone
                          to apply to your account, please let us know.
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Global Government Income Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

The Short-Intermediate U.S. Government Fund declares dividends from its net investment income daily and pays them monthly on or about the last day of the month. The daily allocation of net investment income begins on the day after we receive your money or settlement of a wire order trade and continues to accrue through the day we receive your request to sell your shares or the settlement of a wire order trade.

Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy Global Government Income Fund shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

If you buy Short-Intermediate U.S. Government Fund shares shortly before the Fund deducts a capital gain distribution from its Net Asset Value, please keep in mind that you will receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date (in the case of the Global Government Income Fund) or the reinvestment date (in the case of the Short-Intermediate U.S. Government
Fund) for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

You buy and sell Advisor Class shares at the Net Asset Value per share. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds from the Global Government Income Fund will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless all owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

Type of Account       Documents Required
--------------------------------------------------------------------------------
CORPORATION           Corporate Resolution
PARTNERSHIP           1. The pages from the partnership agreement that
                      identify the general partners, or
                      2. A certification for a partnership agreement
--------------------------------------------------------------------------------
TRUST                 1. The pages from the trust document that identify the
                      trustees, or
                      2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? - Opening Your Account."

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account; and

o obtain price information about any Franklin Templeton Fund.

You will need the Fund's code number to use TeleFACTS(R). The Global Government Income Fund's code number is 635, and the Short-Intermediate U.S. Government Fund's code number is 636.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. Investment Counsel is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.

                                            Hours of Operation (Pacific time)
Department Name           Telephone No.     (Monday through Friday)
------------------------------------------------------------------------------
Shareholder Services      1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)  6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services  1-800/527-2020    5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563    6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637    5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Global Government Income Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The Short-Intermediate U.S. Government Fund offers two classes of shares, designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Global Government Income Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.






FRANKLIN INVESTORS
SECURITIES TRUST


Franklin Global Government Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund

STATEMENT OF
ADDITIONAL INFORMATION

MARCH 1, 1998

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How Does the Fund Invest Its Assets? .................           2
What Are the Risks
 of Investing in the Fund? ...........................          11
Investment Restrictions ..............................          12
Officers and Trustees ................................          15
Investment Management
 and Other Services ..................................          19
How Does the Fund Buy
 Securities for Its Portfolio? .......................          20
How Do I Buy, Sell and Exchange Shares?..............           21
How Are Fund Shares Valued? ..........................          25
Additional Information on
 Distributions and Taxes .............................          26
The Fund's Underwriter ...............................          31
How Does the Fund
 Measure Performance? ................................          34
Miscellaneous Information ............................          37
Financial Statements .................................          39
Useful Terms and Definitions .........................          39

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Global Government Income Fund (the "Global Fund") is a non-diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company. The Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate Fund"), the Franklin Convertible Securities Fund (the "Convertible Fund"), and the Franklin Equity Income Fund (the "Equity Fund") are diversified series of the Trust. Each series may individually or together be referred to as the "Fund(s)."

The Global Fund's investment objective is to provide high current income, consistent with preservation of capital; capital appreciation is a secondary consideration. The Fund seeks to achieve its objective by investing primarily in debt securities issued by domestic and foreign governments.

The Short-Intermediate Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Short-Intermediate Fund seeks to achieve its objective by investing in a portfolio of U.S. government securities with primary emphasis on securities with remaining maturities of 31/2 years or less.

The Convertible Fund's investment objective is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions. The Convertible Fund seeks to achieve its objective by investing primarily in convertible securities as described in detail in the Prospectus.

The Equity Fund's investment objective is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk. The Equity Fund seeks to achieve its objective by investing primarily in common and preferred stocks with above-average dividend yields.

The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

This SAI describes the Fund's Class I and Class II shares (except in the case of the Short-Intermediate Fund, which does not offer Class II shares). The Global Fund and the Short-Intermediate Fund each currently offer another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Mutual funds, annuities, and other investment products:

o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

o are subject to investment risks, including the possible loss of principal.
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HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

GLOBAL FUND

Obligations of Developing Countries. The Global Fund may invest in the fixed-income obligations of governments, government agencies, and corporations of developing countries. As of the date of this SAI, such opportunities are limited as many developing countries are rescheduling their existing loans and obligations. However, as restructuring is completed and economic conditions improve, these obligations may become available at discounts and offer the Global Fund the potential for current U.S. dollar income. These instruments are not traded on any exchange. However, Advisers believes there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment, or from the issuing governments which may decide to redeem their obligations at a discount.

Interest Rate Swaps. The Global Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity, while the other has an interest rate that changes in accordance with changes in a designated benchmark (i.e., London Interbank Offered Rate ("LIBOR"), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

Interest rate swaps permit a party seeking a floating rate obligation to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation to acquire the obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed- rate obligations at a low enough coupon rate to cover the cost involved.

Other Fixed-Income Securities. As stated in the Prospectus, the Global Fund may purchase fixed-income securities of both domestic and foreign issuers including, among others, preference stock and all types of long-term or short-term debt obligations, such as equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment-related instruments are used to finance the acquisition of new equipment. The instrument gives the bond-holder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment-related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates, and conditional sale contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

Futures Contracts. The Global Fund may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("futures contracts"). A "sale" of a futures contract means the acquisition and assumption of a contractual obligation to deliver the securities or currency called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the MidAmerica Commodity Exchange and the International Money Market of the Chicago Mercantile Exchange. Futures contracts trade on these exchanges, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Global Fund will enter into futures contracts that are based on foreign currencies or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The Global Fund may also enter into futures contracts that are based on corporate securities and non-U.S. government debt securities when such securities become available.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities or currency. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying security or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Global Fund will incur brokerage fees when it purchases or sells futures contracts.

To the extent the Global Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Global Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. The Global Fund may also cover its futures position by holding a call option on the same futures contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.

The purpose of the purchase or sale of a futures contract by the Global Fund is to attempt to protect the Fund from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if the Global Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Global Fund. If interest rates did increase, the value of the debt securities owned by the Global Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the Fund from declining as much as it otherwise would have. The Global Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the Global Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Global Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Global Fund's futures position.

Alternatively, when it expects that interest rates may decline, the Global Fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Global Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Global Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Global Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash (securities) or foreign currency and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities) or foreign currency and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful hedging transaction.

Options on Futures Contracts. The Global Fund intends to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Global Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Global Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Global Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Global Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Global Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The Global Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Global Fund will be able to use these instruments effectively for the purposes set forth above. Furthermore, the Global Fund's ability to engage in options on futures transactions may be limited by tax considerations.

Options on Foreign Currencies. The Global Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Global Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Global Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Global Fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Global Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Global Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Global Fund may also write options on foreign currencies for hedging purposes. For example, where the Global Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Global Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Global Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Global Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Global Fund is "covered" if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Global Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities in a segregated account with its custodian.

The Global Fund proposes to take advantage of investment opportunities in the area of options, futures contracts, and options on futures contracts that are not presently contemplated for use by the Fund or that are not currently available but may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and policies and are legally permissible transactions for the Fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

Loan Participations. The Global Fund may invest in loan participations, which may have speculative characteristics. The Global Fund may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The Global Fund may acquire loan participations that sell at a discount, from time to time, when it believes the investments offer the possibility of long-term appreciation in value in addition to current income. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended, or cancelled, causing the loss of the entire amount of the investment. The Global Fund generally will acquire loans from a bank, finance company, or other similar financial services entity ("Lender").

Loan participations are interests in floating- or variable-rate senior loans ("Loans") to U.S. corporations, partnerships, and other entities ("Borrowers"), which operate in a variety of industries and geographical regions. The Global Fund will purchase participation interests in Loans that may pay interest at rates which are periodically reset on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Global Fund may invest in Loans that are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower's obligation under a Loan. The Global Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although Advisers may consider ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in Advisers' analysis.

Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in Loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Global Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in Advisers' opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Global Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance, or financial services industries), not with the Borrower. The Global Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing loan participations, the Global Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Global Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Global Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower.

SHORT-INTERMEDIATE FUND

Credit Union Investment Regulations. This section summarizes the
Short-Intermediate Fund's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investment by federal credit unions on January 1, 1998, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE SHORTINTERMEDIATE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Short-Intermediate Fund will be subject to the following limitations:

(a) All purchases and sales of securities will provide for delivery by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

(b) Any investments by the Short-Intermediate Fund in variable-rate investments will be limited to variable-rate investments where the index is tied to domestic interest rates (including the U.S. dollar-denominated LIBOR) and not to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates.

(c) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in such securities, any investments by the Fund in a registered investment company or collective investment fund will be limited to a company or fund the prospectus of which restricts the investment portfolio to investments and investment transactions that are permissible for federal credit unions.

(d) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs"), any investments by the Fund in such securities would be subject to the following conditions. In general, the Short-Intermediate Fund may only invest in CMOs or REMICs that meet the following tests, based on testing performed quarterly or more frequently as required: (i) the CMO or REMIC's average life is 10 years or less; (ii) the CMO or REMIC's estimated average life extends by 4 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by 6 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and (iii) the CMO's or REMIC's estimated price change is 17 percent or less, as a result of an immediate and sustained parallel shift in interest rates of up to and including plus and minus 300 basis points.

(e) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the Fund may purchase and hold a municipal security only if a nationally recognized statistical rating organization has rated it in one of the highest rating categories.

(f) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to do so, the Fund may invest in the following instruments issued by an institution specified in Section 107(8) of the Federal Credit Union Act or branch: (i) Yankee dollar deposits; (ii) Eurodollar deposits; (iii) banker's acceptances; (iv) deposit notes; and (v) bank notes with original weighted average maturities of less than five years.

(g) The Short-Intermediate Fund will only engage in repurchase transactions, in which the Fund agrees to purchase a security from a counterparty and to resell the same or an identical security to that counterparty at a specified future date and at a specified future price, under the following conditions:
(i) the repurchase securities will be legal investments for federal credit unions; (ii) the Fund will receive a daily assessment of the market value of the repurchase securities, including accrued interest, and maintain adequate margin that reflects a risk assessment of the repurchase securities and the term of the transaction; and (iii) the Fund will have entered into signed contracts with all approved counterparties.

(h) Although the Short-Intermediate Fund does not intend, as of the date of this SAI, to invest in reverse repurchase agreements, in the event that the Fund were to engage in such transactions, the Fund would, in addition to abiding by its fundamental policies and the regulations of the SEC with respect to borrowing, engage in reverse repurchase agreements subject to the following conditions: (i) any securities the Fund receives will be permissible investments for federal credit unions, the Fund will receive a daily assessment of their market value, including accrued interest, and the Fund will maintain adequate margin that reflects a risk assessment of the securities and the term of the transaction; (ii) any investments the Fund purchases with any cash it receives will be permissible for federal credit unions and mature no later than the maturity of the transaction; and (iii) the Fund will have entered into signed contracts with all approved counterparties.

(i) The Short-Intermediate Fund may engage in securities lending transactions subject to the following conditions: (i) the Fund will receive written confirmation of the loan; (ii) the collateral for the loan will consist of cash, and any investments the Fund purchases with that cash will be permissible for federal credit unions and will mature no later than the maturity of the transaction; and (iii) the Fund will have executed a written loan and security agreement with the borrower.

(j) The Short-Intermediate Fund will not (i) purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements; (ii) engage in adjusted trading or short sales; (iii) purchase stripped mortgage backed securities, residual interests in CMOs or REMICs, mortgage servicing rights, commercial mortgage related securities, or small business related securities; or (iv) purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.

OTHER POLICIES

There are no restrictions or limitations on investments in obligations of the U.S. or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Fund may be retained in cash, including cash equivalents, which are Treasury bills, commercial paper, and short-term bank obligations such as certificates of deposit, bankers' acceptances, and repurchase agreements. It is intended, however, that only so much of the underlying assets of the Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

U.S. Government Securities. As indicated in the Prospectus, the Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as GNMA, which carries a guarantee backed by the full faith and credit of the U.S. Treasury. GNMA may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide financial support to the obligations of the other U.S. government agencies or instrumentalities in which the Fund may invest, since it is not obligated to do so. These agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

U.S. government securities do not generally involve the credit risks associated with other types of interest-bearing securities, and, as a result, the yields available from such securities are generally lower than the yields available from other types of interest-bearing securities. Like all interest-bearing securities, however, the market values of U.S. government securities change as interest rates fluctuate.

Options On Securities. In an effort to increase current income and to reduce the fluctuations in Net Asset Value, the Global Fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Convertible Fund and the Equity Fund may write covered call options and purchase call and put options on securities. The Convertible Fund and the Equity Fund may also purchase call and put options on stock indices in order to hedge against the risk of market- or industry-wide stock price fluctuations.

Call options are short-term contracts (generally having a duration of nine months or less) which give the buyer of the option the right to buy and obligates the writer of the option to sell the underlying security at the exercise price at any time during the option period, regardless of the market price of the underlying security. The buyer of an option pays a cash premium that typically reflects, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand factors, and interest rates.

Call options give the holder the right to buy the underlying security from the writer at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Fund is covered if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities, or other high-grade debt obligations in a segregated account with its custodian bank.

When a Fund writes or sells covered call options, it will receive a cash premium which can be used in whatever way is felt to be most beneficial to the Fund. The risk associated with covered option writing is that in the event of a price rise on the underlying security which would likely trigger the exercise of the call option, the Fund will not participate in the increase in price beyond the exercise price.

A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. A Fund may pay for a put either separately or by paying a higher price for securities that are purchased subject to a put, thereby increasing the cost of the securities and reducing the yield otherwise available from the same securities. A put option written by a Fund is covered if the Fund maintains cash or high-grade debt obligations with a value equal to the exercise price in a segregated account with its custodian bank, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation or otherwise economically nullified. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. If the Global Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer or holder of an option may not effect a closing transaction after being notified of the exercise of the option.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option written by a Fund will generally be inversely related to the market price of the underlying security, appreciation in the value of the underlying security owned by a Fund is likely to offset in whole or in part any loss resulting from the closing out of a call option.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by a Fund, with the result that the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market with respect to options it has written, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

There is no assurance that a liquid market will exist for a given option at any particular time. To mitigate this risk, the Convertible Fund and the Equity Fund will ordinarily purchase and write options only if a secondary market for the option exists on a national securities exchange or in the over-the-counter market. During the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to the Fund's income). However, as long as its obligation as a writer continues, the Fund will have retained the risk of loss should the price of the underlying security decline.

In the case of put options, a Fund's gain will be reduced by the amount of the premium and transaction costs it paid and may be offset by a decline in the value of its portfolio securities. If the value of the underlying stock index never exceeds the exercise price (or never declines below the exercise price in the case of put options), the Fund may suffer a loss equal to the amount of the premium it paid, plus transaction costs. A Fund may also close out its option positions before they expire by entering into a closing purchase transaction as discussed above. Risks may also arise because the correlation between movements in the index and the price of the securities underlying the options is imperfect, and this risk increases as the composition of a Fund's portfolio diverges from the composition of the relevant index.

The Global Fund may write options in connection with "buy-and-write" transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. The Global Fund may use buy-and-write transactions using in-the-money call options when it expects that the price of the underlying security will remain flat or decline moderately during the option period. The Global Fund may use buy-and-write transactions using at-the-money call options when it expects that the price of the underlying security will remain fixed or advance moderately during the option period. The Global Fund may use buy-and-write transactions using out-of-the-money call options when it expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Global Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price for the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be mitigated by the premium received.

Foreign Securities. As described in the Prospectus, the Global Fund, the Convertible Fund, and the Equity Fund may invest in foreign securites. A Fund will not acquire the securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investors should recognize that foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Notwithstanding the fact that the Global Fund, the Convertible Fund, and the Equity Fund intend to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund's portfolio and the Fund's ability to meet a large number of shareholders' redemption requests should there be economic or political turmoil in a country in which a Fund has its assets invested or should relations between the U.S. and a foreign country deteriorate markedly.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments.

Illiquid Securities and Restricted Securities. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of the Fund's total net assets. Notwithstanding this limitation, the Board has authorized the Fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent Advisers determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The Board will review any determination by Advisers to treat a restricted security as a liquid security on an ongoing basis, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. The Short-Intermediate Fund has not purchased and does not intend currently to purchase illiquid or restricted securities.

WHAT ARE THE RISKS

OF INVESTING IN THE FUND?

Foreign Securities. As stated in the Prospectus, investments in foreign securities present special risks and considerations not typically associated with investments in securities issued by U.S. issuers. Such risks include reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; greater difficulty in commencing lawsuits; increased risk of delays in settlement of portfolio transactions or loss of certificates because of the lesser speed and reliability of mail service; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

Options on Securities. The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. A Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. The Global Fund may use out-of-the-money, at-the-money, and in-the-money put options in the same market environments in which it uses call options in equivalent buy-and-write transactions.

In addition to the matters discussed in the Prospectus, you should be aware that when trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Global Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

In regard to the Global Fund's option trading activities, it intends to comply with the California Corporate Securities Rules as they pertain to prohibited investments.

A Fund's option trading activities may result in the loss of principal under certain market conditions.

Futures Contracts. Futures contracts entail certain risks. Although the Global Fund believes that the use of futures contracts will benefit the Fund, if Advisers' investment judgment about the general direction of interest or currency exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Global Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the Global Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the Global Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The Global Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The amount of risk the Global Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The Global Fund will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

Additional Risks of Forward Contracts, Options on Foreign Currencies, and Options on Futures Contracts. Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the Global Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions,
(iii) delays in the Global Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Global Fund may not:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that it may borrow from banks, for temporary or emergency purposes, up to 30% of its total assets and pledge up to 30% of its total assets in connection therewith. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.)

 2. Buy any securities on "margin," except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with futures contracts and options on futures contracts.

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that portfolio securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the Fund's total assets (taken at market value) at the time of the most recent loan. Also, entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 25% of its assets in the securities of issuers in any one industry, other than foreign governments.

 6. Purchase from or sell any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or the investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

 7. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 8. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

 9. Invest in interests in oil, gas or other mineral exploration or development programs.

10. Invest in companies for the purpose of exercising control or management.

11. Purchase securities of other investment companies.

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

13. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

Restrictions No. 7, 11, and 12 are not fundamental policies of the Global Fund and may be changed by the trustees without shareholder approval.

The Short-Intermediate Fund, the Convertible Fund, and the Equity Fund may not:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short," except that the Convertible Fund may sell securities "short against the box" on the terms and conditions described in the Prospectus.

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of money market funds managed by Advisers or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs; however, the Convertible Fund and the Equity Fund may write call options which are listed for trading on a national securities exchange and purchase put options on securities in their portfolios (see "How Does the Fund Invest Its Assets?" in the Prospectus). The Convertible Fund and the Equity Fund may also purchase call options to the extent necessary to cancel call options previously written and may purchase listed call options provided that the value of the call options purchased will not exceed 5% of the Fund's net assets. Such Funds may also purchase call and put options on stock indices for defensive hedging purposes. (The Equity Fund will comply with the California Corporate Securities Rules as they pertain to prohibited investments.) At present, there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Short-Intermediate Fund and, therefore, there are no option transactions available for that Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Templeton Group of Funds provided i) their purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and (iii) provided aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or
(ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

Restriction No. 9 above does not prevent the Funds from investing in real estate investment trusts ("REITs") if they meet the investment objective and policies of the Fund. The Equity Fund, as noted in the Prospectus, may invest up to 15% of its net assets in REITs.

The Global Fund and the Convertible Fund may each also be subject to investment limitations imposed by foreign jurisdictions in which it sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                          Positions and Offices    Principal Occupation
Name, Age and Address     with the Trust           During the Past Five Years

 Frank H. Abbott, III (76)    Trustee
 1045 Sansome Street
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

 Harris J. Ashton (65)        Trustee
 191 Clapboard Ridge
 Greenwich, CT 06830

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

 S. Joseph Fortunato (65)           Trustee
 Park Avenue at Morris County
 P.O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

 Edith E. Holiday (46)             Trustee
 3239 38th Street, N.W.
 Washington, DC 20016

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Edward B. Jamieson (49)           President
 777 Mariners Island Blvd.         and Trustee
 San Mateo, CA 94404

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of five of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)           Chairman
 777 Mariners Island Blvd.         of the Board
 San Mateo, CA 94404               and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor
Services, Inc. and Franklin Templeton Services, Inc.;   officer and/or
director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)       Vice President
 777 Mariners Island Blvd.         and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W.T. LaHaye (68)            Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

 Gordon S. Macklin (69)            Trustee
 8212 Burning Tree Road
 Bethesda, MD 20817

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

 Harmon E. Burns (53)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

 Martin L. Flanagan (37)           Vice President
 777 Mariners Island Blvd.         and Chief
 San Mateo, CA 94404               Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (49)            Vice President
 777 Mariners Island Blvd.         and Secretary
 San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 56 of the investment companies in the Franklin Templeton Group of Funds.

 Charles E. Johnson (41)           Vice President
 500 East Broward Blvd.
 Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

 Diomedes Loo-Tam (59)             Treasurer
 777 Mariners Island Blvd.         and Principal
 San Mateo, CA 94404               Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

 Edward V. McVey (60)              Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $925 per month plus $925 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                        Total Fees        Number of Boards in
                       Total Fees    Received from the  the Franklin Templeton
                        Received    Franklin Templeton     Group of Funds on
Name                from the Trust***Group of Funds**** Which Each Serves*****

Frank H. Abbott, III    $21,275      $165,937                    28
Harris J. Ashton         21,275       344,642                    52
S. Joseph Fortunato      21,275       361,562                    54
David W. Garbellano*     16,650        91,317                   N/A
Edith Holiday**               0        72,875                    24
Frank W.T. LaHaye        20,350       141,433                    27
Gordon S. Macklin        21,275       337,292                    51

*Deceased, September 27, 1997.
**Elected to the Board, January 15, 1998.
***For the fiscal year ended October 31, 1997.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 390 shares of the Global Fund - Class I, 198 shares of the Short-Intermediate Fund - Class I, 87 shares of the Convertible Fund - Class I, and 2,135 shares of the Equity Fund - Class I, or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Services Provided. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Under an agreement with Advisers, Investment Counsel is the Global Fund's sub-advisor. Investment Counsel provides Advisers with investment management advice and assistance. Under the sub-advisory agreement, Investment Counsel provides, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Fund's investments and supplying research services including information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities throughout the world. This supplemental research, when utilized, is subject to analysis by Advisers before being incorporated into the investment advisory process. The sub-advisory agreement provides that Investment Counsel may also select brokers and dealers for execution of the Global Fund's portfolio transactions consistent with the Fund's brokerage policies.

Management Fees. Under its management agreement, each Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% for the first $100 million of net assets of the Fund; 1/24 of 1% on net assets of the Fund in excess of $100 million up to and including $250 million; and 9/240 of 1% of net assets of the Fund in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee. Under the sub-advisory agreement, Advisers pays Investment Counsel a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.35% of the average monthly net assets, up to and including $100 million, 0.25% of average monthly net assets over $100 million up to and including $250 million; and 0.20% of average monthly net assets over $250 million. This fee is not a separate expense of the Global Fund but is paid by Advisers from the management fees it receives from the Fund.

The table below shows the management fees paid by the Fund for the fiscal years ended October 31, 1995, 1996 and 1997:

 Management Fees Paid

Fund                         1997             1996         1995
Global
 Fund                   $ 785,629        $ 866,730    $ 984,273
Short-
 Intermediate
 Fund                   1,076,296        1,142,250    1,187,800
Convertible
 Fund                   1,075,628          699,454      453,492
Equity
 Fund                   1,783,336        1,251,297     738,214*

*Management fee, before an advance fee waiver, totaled $754,194. Under an agreement by Advisers to limit its fees, the Equity Fund paid the fee shown.

For the same periods, Advisers paid Investment Counsel sub-advisory fees of $530,209, $473,601 and $428,496, respectively.

Management Agreements. The management and sub-advisory agreements are in effect until February 28, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or Investment Counsel on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

HOW DOES THE FUND BUY

SECURITIES FOR ITS PORTFOLIO?

Advisers selects brokers and dealers to execute the Convertible Fund, and the Equity Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction on behalf of the Convertible Fund or the Equity Fund, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

Since most purchases by the Global Fund and the Short-Intermediate Fund are principal transactions at net prices, each of these Funds incurs little or no brokerage costs. The Global Fund and the Short-Intermediate Fund each deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Global Fund and the Short-Intermediate Fund seek to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Global
Fund and the Short-Intermediate Fund paid no brokerage commissions. During the same periods, the Convertible Fund paid brokerage commissions totaling $29,731, $84,758, and $147,042, respectively, and the Equity Fund paid brokerage commissions totaling $167,560, $293,423, and $401,820, respectively.

As of October 31, 1997, the Global Fund, the Short-Intermediate Fund, and the Equity Fund did not own securities of their regular broker-dealers. As of the same date, the Convertible Fund owned securities issued by Salomon, Inc., valued in the aggregate at $1,620,000. Except as noted, the Convertible Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year.How Do I Buy, Sell and Exchange Shares?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedules of sales charges:

Convertible Fund and Equity Fund

Size of Purchase - U.S. dollars                        Sales Charge

Under $30,000                                              3.0%
$30,000 but less than $50,000                              2.5%
$50,000 but less than $100,000                             2.0%
$100,000 but less than $200,000                            1.5%
$200,000 but less than $400,000                            1.0%
$400,000 or more                                             0%

Global Fund and Short-Intermediate Fund

Size of Purchase - U.S. dollars                    Sales Charge

Under $30,000                                                3%
$30,000 but less than $100,000                               2%
$100,000 but less than $400,000                              1%
$400,000 or more                                             0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of the Convertible Fund or the Equity Fund of $1 million or more: 1% on sales of $1 million to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of the Global Fund or the Short-Intermediate Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares, however, those who have shown an interest in the Franklin Templeton Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, a registered representative's expenses in attending these meetings may be covered by Distributors.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares (other than Short-Intermediate Fund shares) acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

Except in the case of the Short-Intermediate Fund, if you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. If you request the exchange of the total value of your Short-Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

With respect to the Short-Intermediate Fund, the Convertible Fund, and the Equity Fund, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value of each class of the Global Fund is not calculated. Thus, the calculation of the Net Asset Value of each class of the Global Fund does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION

ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Distributions of net investment income. The Fund receives income generally in the form of dividends, interest, original issue, market, and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% rate gains": Gains resulting from securities the Fund sold after July 28, 1997 that it held for more than one year but not more than 18 months, and securities the Fund sold before May 7, 1997 that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% rate gains": Gains resulting from securities the Fund sold after July 28, 1997 that it held for more than 18 months, and under a transitional rule, securities the Fund sold between May 7 and July 28, 1997 (inclusive) that it held for more than one year. These gains will be taxable at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for individual investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes and may be obtained by calling Fund Information. You should consult your personal tax advisor to address questions concerning your personal tax reporting.

Certain distributions paid in January. Distributions that are declared in October, November, or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

Effect of foreign investments on distributions. Each Fund, except for the Short-Intermediate Fund, may invest in foreign currency denominated securities. Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt instruments are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The 1997 Act also simplifies the procedures by which you can claim tax credits on your individual income tax returns for the foreign taxes paid by the Fund. If you claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to you) you may bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. You should note that this simplified procedure will not be available until calendar year 1998.

Information on the tax character of distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, an amount of income may be designated and distributed to you as ordinary income or capital gain that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

TAXES

Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including the following:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities, and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. See "Additional Information on Distributions and Taxes - Distributions" for a description of the holding periods and categories of capital gain that apply under the 1997 Act.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

Deferral of basis. All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. government obligations. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

Dividends-received deduction for corporations. It is anticipated that no portion of the Global Fund or the Short-Intermediate Fund's distributions will qualify for the corporate dividends-received deduction.

Corporate shareholders of the Convertible Fund and the Equity Fund should note that only a small percentage of the dividends paid by the Fund for the most recent calendar year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated by the Fund must be attributable to dividends earned by the Fund from U.S. corporations that were not debt-financed.

Under the 1997 Act, the amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends were earned by the Fund were debt-financed or held by the Fund for less than a 46-day period during a 90-day period beginning 45 days before the ex-dividend date of the corporate stock. Similarly, if your Fund shares are debt-financed or held by you for less than this same 46-day period, then the dividends-received deduction may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities. Each Fund, except for the Short-Intermediate Fund, may invest in derivative securities. The Fund's investment in options, futures contracts, and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses, are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures, and forward contracts entered into by the Fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character, and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods, and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property, 2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the Fund of ordinary income and short-term capital gains arising from the Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The Fund will monitor its transactions in options and contracts and may make certain other tax elections to mitigate the effect of the above rules.

Investments in foreign currencies and foreign securities. Each Fund, except the Short-Intermediate Fund, may invest in foreign currency denominated securities. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time the Fund accrues income (including dividends), or accrues expenses that are denominated in a foreign currency, and the time the Fund actually collects the income or pays the expenses are generally treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, that, in turn, will affect the amount of income to be distributed to you by the Fund.

If the Fund's section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

Investment in passive foreign investment company securities. Each Fund, except the Short-Intermediate Fund, may invest in shares of foreign corporation that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in the prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

Each Fund, except the Short-Intermediate Fund, may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments.

Conversion transactions. Gains realized by the Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;

2) the transaction is an applicable straddle;

3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or

4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

Stripped preferred stock. Each Fund, except for the Short-Intermediate Fund, may invest in preferred and preference stock. Occasionally, a Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

Investments in original issue discount ("OID") and market discount bonds. The Fund's investments in zero-coupon bonds, bonds issued or acquired at a discount, delayed-interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero-coupon and delayed-interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character, and timing of income required to be accrued by the Fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Fund may elect to accrue market discount on a current basis, in which case the Fund will be required to distribute any accrued discount. If the Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

Defaulted obligations. The Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions received by Distributors in connection with the offering of the Fund's shares, the net underwriting discounts and commissions retained by Distributors after allowances to dealers, and the amounts received by Distributors in connection with redemptions or repurchases of shares for the fiscal years ended October 31, 1995, 1996 and 1997.

                              Amount Received in
                                     Total         Amount     Connection With
                                  Commissions    Retained by    Redemptions
                                   Received     Distributors   or Repurchases
1997
Global Fund                        $   16,188      $  12,577       $  3,054
Short-Intermediate Fund               330,666         42,408             --
Convertible Fund                    1,373,166        130,410          8,497
Equity Fund                         1,524,045        144,609         13,137
1996
Global Fund                        $   27,589       $    293        $   813
Short-Intermediate Fund               229,997         29,004             --
Convertible Fund                    1,132,135        117,440          1,285
Equity Fund                         1,819,338        186,833          1,595
1995
Global Fund                        $  388,327      $   4,942        $    24
Short-Intermediate Fund               248,800         31,768             --
Convertible Fund                      458,575         51,364             --
Equity Fund                         1,255,780        142,848             --

Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLANS

Class I and, if offered, Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Global Fund may pay up to a maximum of 0.15% per year, the Short-Intermediate Fund up to a maximum of 0.10% per year, the Convertible Fund up to a maximum of 0.25% per year, and the Equity Fund up to a maximum of 0.25% per year, of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be as follows: The annual fees payable by the Global Fund will be equal to the sum of (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). The annual fee payable by the Short-Intermediate Fund will be equal to the sum of
(i) 0.10% of New Assets and (ii) 0.05% of Old Assets. The annual fee payable by the Convertible Fund and the Equity Fund will be equal to the sum of (i) 0.25% of New Assets, and (ii) 0.15% of Old Assets. These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.15% for the Global Fund, 0.10% for the Short-Intermediate Fund, 0.25% for the Convertible Fund, and 0.25% for the Equity Fund is reached on a yearly basis, up to an additional 0.05% will be paid by the Convertible Fund and Equity Fund and an additional 0.02% will be paid by the Global Fund and the Short-Intermediate Fund to Distributors under the plans. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) for the Global Fund and the Short-Intermediate Fund, and 0.20% (0.15% plus 0.05%) for the Convertible Fund and Equity Fund, of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.15% of average daily net assets for the Global Fund, 0.10% of average daily net assets for the Short-Intermediate Fund, 0.25% of average daily net assets for the Convertible Fund, and 0.25% of average daily net assets for the Equity Fund). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the Fund to pay a full 0.15% on all assets of the Global Fund, 0.10% on all assets of the Short-Intermediate Fund, or 0.25% on all assets of the Convertible Fund or the Equity Fund at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

The Class II Plan. Under the Class II plan, the Global Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, and the Convertible Fund and the Equity Fund each pay Distributors up to 0.75% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Global Fund also pays an additional 0.15% per year and the Convertible Fund and the Equity Fund each pay an additional 0.25% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended October 31, 1997, the total amounts paid by the Global Fund pursuant to the Class I and Class II plans were $144,980 and $40,708, respectively, which were used for the following purposes:

                                       Class I          Class II

Advertising                         $  4,963         $    71
Printing and mailing
 of prospectuses
 other than to current
 shareholders                       $ 30,833         $   619
Payments to
 underwriters                       $  4,655         $24,643
Payments to
 broker-dealers                     $104,529         $15,375

For the fiscal year ended October 31, 1997, Distributors' eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plans shown and the amounts the Fund paid Distributors under the plans were as follows:

                                    Distributors'        Amount
                                      Eligible           Paid by
                                      Expenses            Fund

Short-Intermediate Fund
 - Class I                        $194,293          $160,794
Convertible Fund
 - Class I                         445,983           417,735
Equity Fund
 - Class I                         800,400           759,406
Convertible Fund
 - Class II                        326,559           212,316
Equity Fund
 - Class II                        400,103           311,940

HOW DOES THE FUND

MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total return for the indicated periods ended October 31, 1997, was as follows:

                             Inception                               From
Fund Name                      Date     One-Year Five-YearTen-Year Inception

Global Fund - Class I         03/15/88    0.15%    6.63%    N/A    7.09%
Global Fund - Class II        05/01/95    1.94%      N/A    N/A    8.75%
Short-Intermediate Fund       04/15/87    3.46%    4.82%   6.77%   6.75%
Convertible Fund - Class I    04/15/87   16.99%   15.55%  13.62%  11.87%
Convertible Fund - Class II   10/02/95   19.29%      N/A    N/A   16.20%
Equity Fund - Class I          03/15/88   18.83%  14.64%    N/A   13.41%
Equity Fund - Class II        10/02/95   21.15%      N/A    N/A   17.16%

These figures were calculated according to the SEC formula:

                  n
            P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for the indicated periods ended October 31, 1997 was as follows:

                             Inception                               From
Fund Name                       Date    One-Year Five-YearTen-Year Inception
Global Fund - Class I         03/15/88     0.15%  38.97%    N/A   95.06%
Global Fund - Class II        05/01/95    1.94%      N/A    N/A   23.36%
Short-Intermediate Fund       04/15/87    3.46%   26.55%  92.56%  99.24%
Convertible Fund - Class I     04/15/87  16.99%  106.00% 258.50% 226.30%
Convertible Fund - Class II    10/02/95  19.29%      N/A    N/A   36.67%
Equity Fund - Class I          03/15/88   18.83%  97.99%    N/A  236.01%
Equity Fund - Class II        10/02/95   21.15%      N/A    N/A   39.03%

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended October 31, 1997, was as follows:

Fund Name

Global Fund - Class I                     5.43%
Global Fund - Class II                    4.87%
Short-Intermediate Fund                   4.97%
Convertible Fund - Class I                3.02%
Convertible Fund - Class II               2.36%
Equity Fund - Class I                     3.05%
Equity Fund - Class II                    2.39%

These figures were obtained using the following SEC formula:

                          6
      Yield = 2 [(a-b + 1)  - 1]
                 ----
                  cd

where:

a = dividends, if any, and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, if any, and short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended October 31, 1997, was as follows:

Fund Name

Global Fund - Class I                     6.83%
Global Fund - Class II                    6.56%
Short-Intermediate Fund                   5.47%
Convertible Fund - Class I                3.89%
Convertible Fund - Class II               3.30%
Equity Fund - Class I                     3.09%
Equity Fund - Class II                    2.47%

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper- Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

f) Financial publications: The Wall Street Journal, and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

h) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

i) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, and mortgage bonds.

j) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage, and Yankee bonds.

l) Standard & Poor's Bond Indices - measures yield and price of corporate, municipal and government bonds.

m) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

n) Yields and total return of other taxable investments including CDs, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o) Yields of other countries' government and corporate bonds as compared to U.S. government and corporate bonds to illustrate the potentially higher returns available outside the United States.

p) IBC's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

q) Salomon Brothers World Government Bond Index, or its component indices.
The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. The index provides an accurate, replicable fixed- income benchmark for market performance. Returns are in local currency.

r) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

In promoting the sale of Fund shares, advertisements or information for the Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $221 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Short-Intermediate Fund is eligible for investment by the National Marine Fisheries Service Capital Construction Funds.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment

As of February 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

Name and Address                                 Share Amount       Percentage

Global Fund - Advisor Class
Franklin Templeton Trust Company
 As Trustee for ValuSelect
Attn: Trading
P.O. Box 2438
Rancho Cordova, CA 95741-2438                        74,405.354      84.02%
Short-Intermediate Fund - Advisor Class
Elwood H. Weilage & Dorothy C. Weilage
 & Henry H. Weilage Jt. Ten.
4615 Holly Drive
Palm Beach Gardens, FL 33418                         5,855.477        5.86%
Templeton Funds Trust Company
700 Central Avenue
Saint Petersburg, FL 33701-3628                      62,775.200      62.79%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; and (iii) all brokerage accounts must be disclosed on an annual basis; (iv) access persons involved in preparing and making investment decisions must, in addition to (i) (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Directors Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Global Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The Short-Intermediate Fund offers two classes of shares, designated "Class I" and "Advisor Class." The Convertible Fund and the Equity Fund each offer two classes of shares, designated "Class I" and "Class II." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Counsel - Templeton Investment Counsel, Inc., the Global Fund's sub-advisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I of Global Government Income Fund, 2.25% for Class I of the Short-Intermediate U.S. Government Fund, 4.50% for Class I of the Convertible Securities Fund and the Equity Income Fund, and 1% for Class II of the Global Government Income Fund, the Convertible Securities Fund, and the Equity Income Fund.

Prospectus - The prospectus for the Fund's Class I and, if offered, Class II shares dated March 1, 1998, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





FRANKLIN INVESTORS SECURITIES TRUST


FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
FRANKLIN ADJUSTABLE RATE SECURITIES FUND


STATEMENT OF ADDITIONAL INFORMATION


MARCH 1, 1998


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS


How Does the Fund Invest Its Assets?.........................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How Does the Portfolio Buy
 Securities for Its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How Does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendices
  Summary of Procedures to
  Monitor Conflicts of Interest..............................
  Description of Ratings......................................


-----------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------


The Franklin Adjustable U.S. Government Securities Fund (the "Adjustable U.S. Government Fund") and the Franklin Adjustable Rate Securities Fund (the "Adjustable Rate Securities Fund") are diversified series of Franklin Investors Securities Trust (the "Trust"), an open-end management investment company. Each series may individually or together be referred to as the "Fund(s)".

The Fund's investment objective is to seek a high level of current income, consistent with lower volatility of principal. The Adjustable U.S. Government Fund seeks to achieve its objective by investing all of its assets in shares of the U.S. Government Adjustable Rate Mortgage Portfolio (the "Mortgage Portfolio"). The Mortgage Portfolio in turn invests primarily in adjustable-rate mortgage securities ("ARMS") or other securities collateralized by or representing an interest in mortgages and that have interest rates that reset at periodic intervals. The Mortgage Portfolio will only invest in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Adjustable Rate Securities Fund seeks to achieve its objective by investing all of its assets in shares of the Adjustable Rate Securities Portfolio (the "Securities Portfolio"). The Securities Portfolio in turn invests primarily in adjustable-rate securities collateralized by or representing an interest in mortgages, including ARMS, issued or guaranteed by private institutions or by the U.S. government, its agencies or instrumentalities, and other adjustable-rate asset-backed securities (collectively, "ARS"), which have interest rates that reset at periodic intervals. The Securities Portfolio will only invest in securities rated at least AA by S&P or Aa by Moody's, two nationally recognized statistical rating agencies. The Securities Portfolio may also invest in unrated securities if Advisers determines that they are of comparable quality to the ratings above.

The Mortgage Portfolio and the Securities Portfolio may individually or together be referred to as the "Portfolio(s)". The Portfolio is a series of the Adjustable Rate Securities Portfolios. Its investment objective is the same as the Fund's.

The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.


THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

  o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

  o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
    BANK;

  o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------


HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Portfolio may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

The investment policies of the Fund are substantially similar to those described below for the corresponding Portfolio except, in all cases, the Fund may pursue its policies by investing in an open-end management investment company with the same investment objective and substantially similar policies and restrictions as the Fund.

The Portfolio may invest without limit in obligations of the U.S. government or of corporations chartered by Congress as federal government instrumentalities. The Portfolio may buy securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as those issued by the Government National Mortgage Association ("GNMA"). GNMA guarantees are backed by the full faith and credit of the U.S. Treasury. No assurances, however, can be given that the U.S. government will provide financial support to the obligations of other U.S. government agencies or instrumentalities in which the Portfolio may invest. Securities issued by these agencies and instrumentalities are supported by the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to buy certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

Several of the Franklin Templeton Funds, including the Portfolio, are major buyers of government securities. Advisers will seek to negotiate attractive prices for government securities and pass on any savings from these negotiations to shareholders in the form of higher current yields.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). To the extent indicated in the Prospectus, the Portfolio may invest in CMOs, and the Securities Portfolio may also invest in REMICs. CMOs and REMICs may be issued by governmental or government-related entities or by private entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers and are secured by pools of mortgages backed by residential or various types of commercial properties. Privately issued CMOs and REMICs include obligations issued by private entities that are collateralized by (a) mortgage securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association, or GNMA, (b) pools of mortgages that are guaranteed by an agency or instrumentality of the U.S. government, or (c) pools of mortgages that are not guaranteed by an agency or instrumentality of the U.S. government and that may or may not be guaranteed by the private issuer. The Mortgage Portfolio will not invest in privately issued CMOs or REMICs.

ASSET-BACKED SECURITIES. The Securities Portfolio may invest in asset-backed securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The Securities Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

FLOATERS. The Securities Portfolio may invest up to 5% of its total assets in inverse floaters. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction of short-term interest rates and move at an accelerated speed. The Securities Portfolio may also invest up to 5% of its total assets in super floaters. Super floaters are instruments that float at a greater than 1 to 1 ratio with the London Interbank Offered Rate ("LIBOR") and are used as a hedge against the risk that LIBOR floaters become "capped" and can no longer float higher.

CASH AND CASH EQUIVALENTS. The Portfolio may retain its underlying assets in cash and cash equivalents, including Treasury bills, commercial paper, and short-term bank obligations such as CDs, bankers' acceptances, and repurchase agreements. The Portfolio intends, however, to retain in cash only as much of its underlying assets as is considered desirable or expedient under existing market conditions.


INVESTMENT RESTRICTIONS


The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value.


 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of each Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of that Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 5. Invest more than 5% of the value of the gross assets of each Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer, except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund. To the extent permitted by exemptions granted under the 1940 Act, the Funds may invest in shares of one or more money market funds managed by Franklin Advisers, Inc. or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation which has not been in continuous operation for three years, but such period may include the operation of a predecessor, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs.

11. Invest in companies for the purpose of exercising control or management, except that, to the extent this restriction is applicable, all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies of that Fund.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except that all or substantially all of the assets of each Fund may be invested in another registered investment company having the same investment objective and policies as that Fund or except to the extent the Funds invest their uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Funds provided i) the purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) the investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1 under federal securities laws), and iii) provided aggregate investments by a Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Funds from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.


The investment restrictions of the Portfolio are the same as the investment restrictions of the Fund, except as indicated below and except as necessary to reflect the policy of the Funds to invest all of their assets in the shares of the Mortgage Portfolio or Securities Portfolio, as applicable. The Mortgage Portfolio MAY NOT:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 20% of total asset value. The Portfolio will not purchase additional investment securities while borrowings in excess of 5% of total assets are outstanding.

2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in the Prospectus.


3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The Fund's investment restriction in this respect is stated in far more detail.)


The Securities Portfolio MAY NOT:


1. Borrow money or mortgage or pledge any of its assets in an amount exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.


2. Buy any securities on "margin" or sell any securities "short," except for any delayed delivery or when-issued securities as described in this registration statement.


3. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act or pursuant to an exemption therefrom, granted by the SEC. To the extent permitted by exemptions which may be granted under the 1940 Act, the Portfolio may invest in shares of one or more money market funds managed by Advisers or its affiliates. (The Fund's investment restriction in this respect is stated in far more detail.)

The Adjustable U.S. Government Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk(*).


                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE YEARS


Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
191 Clapboard Ridge
Greenwich, CT  06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds; and formerly Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Edward B. Jamieson (49)
777 Mariners Island Blvd.
San Mateo, CA 94404


President and Trustee


Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of five of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404


Chairman of the Board and Trustee


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Trustee


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd., Suite 102
Cupertino, CA 95014


Trustee


General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President and Secretary


Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 56 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091


Vice President


Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404


Treasurer and Principal Accounting Officer


Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President


Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The officers and Board members of the Trust are also officers and trustees of the Adjustable Rate Securities Portfolios, except as follows: Edward B. Jamieson, President and Trustee of the Trust, is not an officer or trustee of the Adjustable Rate Securities Portfolios. Charles E. Johnson, Vice President of the Trust, is President and Trustee of the Adjustable Rate Securities Portfolios. The following trustee of the Adjustable Rate Securities Portfolios is not an officer or trustee of the Trust.


                           POSITIONS AND OFFICES
                           WITH THE ADJUSTABLE RATE   PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      SECURITIES PORTFOLIOS      DURING THE PAST FIVE YEARS


William J. Lippman (73)
One Parker Plaza
Fort Lee, NJ 07024


Trustee


Senior Vice President, Franklin Resources, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of six of the investment companies in the Franklin Templeton Group of Funds.


Mr. Lippman is considered an "interested person" of the Portfolios under the 1940 Act.


The tables above show the officers, Board members and the trustees of the Adjustable Rate Securities Portfolios who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $925 per month plus $925 per meeting attended. Nonaffiliated trustees of Adjustable
Rate Securities Portfolios are currently paid $50 per month plus $50 per meeting attended. As shown above, the nonaffiliated Board members and trustees of the Adjustable Rate Securities Portfolios also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and trustees of the Adjustable Rate Securities Portfolios by the Trust, by
the Adjustable Rate Securities Portfolios, and by other funds in the Franklin Templeton Group of Funds.
                                                TOTAL FEES     NUMBER OF
                                  TOTAL FEES    RECEIVED FROM  BOARDS IN THE
                   TOTAL FEES     RECEIVED      THE FRANKLIN   FRANKLIN
                   RECEIVED       FROM THE      TEMPLETON      TEMPLETON GROUP
NAME               FROM THE       PORTFOLIOS*   GROUP OF       OF FUNDS ON
                   TRUST*                       FUNDS**        WHICH EACH
                                                               SERVES***
--------------------------------------------------------------------------------

Frank H. Abbott, III$21,275      $1,150       $165,937             28
Harris J. Ashton     21,275       1,150        344,642             52
S. Joseph Fortunato  21,275       1,150        361,562             54
David W. Garbellano+ 16,650         900         91,317            N/A
Edith Holiday++           0           0         72,875             24
Frank W.T. LaHaye    20,350       1,100        141,433             27
Gordon S. Macklin    21,275       1,150        337,292             51

*For the fiscal year ended October 31, 1997.
**For the calendar year ended December 31, 1997.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members and trustees of Adjustable Rate Securities Portfolios are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.
+Deceased, September 27, 1997.
++ELECTED TO THE BOARD JANUARY 15, 1998.

Nonaffiliated members of the Board and trustees of the Adjustable Rate Securities Portfolios are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member or trustee of the Adjustable Rate Securities Portfolios received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund, the Adjustable Rate Securities Portfolios, or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members and trustees of the Adjustable Rate Securities Portfolios who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 221 shares of the Adjustable U.S. Government Fund and 210 shares of the Adjustable Rate Securities Fund, or less than 1% of the total outstanding shares of each Fund's shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR AND SERVICES PROVIDED. Advisers is the investment manager of the Portfolio and is also the administrator of the Fund. Advisers provides investment research and portfolio management services, including the selection of securities for the Portfolio to buy, hold or sell and the selection of brokers through whom the Portfolio's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board of Trustees of the Adjustable Rate Securities Portfolios to whom Advisers renders periodic reports of the Portfolio's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund and the Portfolio.


Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Portfolio. Similarly, with respect to the Portfolio, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Portfolio or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Portfolio's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."


MANAGEMENT AND ADMINISTRATION FEES. Under its management agreement, the Portfolio pays Advisers a management fee equal to an annual rate of 40/100 of 1% of average daily net assets up to and including $5 billion; 35/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; 33/100 of 1% of net assets in excess of $10 billion up to and including $15 billion; and 30/100 of 1% of net assets in excess of $15 billion. The fee is computed at the close of business on the last business day of each month.

Advisers provides various administrative, statistical, and other services to the Fund. Under its administration agreement, the Fund pays Advisers an administration fee equal to an annual rate of 10/100 of 1% of the value of the Fund's average daily net assets up to and including $5 billion; 9/100 of 1% of net assets in excess of $5 billion up to and including $10 billion; and 8/100 of 1% of net assets in excess of $10 billion. The fee is computed at the close of business on the last business day of each month.

For the fiscal years ended October 31, 1995, 1996 and 1997, management fees of the Mortgage Portfolio, before any advance waiver, totaled $2,456,413, $1,891,159, and $1,487,256, respectively. For the same periods, administration fees totaling $584,957, $462,426, and $363,663 were paid to Advisers by the Adjustable U.S. Government Fund. For the same period, management fees of the Securities Portfolio, before any advance waiver, totaled $119,324, $89,969, and $96,727, respectively. Administration fees of the Adjustable Rate Securities Fund, before any advance waiver, totaled $19,936, $15,384, and $19,960. Under an agreement by Advisers to limit its fees, the Mortgage Portfolio paid management fees totaling $968,077, $1,090,876 and $830,598, the Securities Portfolio paid management fees totaling $55,384, $41,378 and $51,453, and the Adjustable Rate Securities Fund paid administration fees totaling $14,087, $15,384 and $19,960 for the same periods.

MANAGEMENT AGREEMENT. The management agreement for the Portfolio is in effect until February 28, 1999. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board of Trustees of the Adjustable Rate Securities Portfolios or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, and in either event by a majority vote of the trustees of the Adjustable Rate Securities Portfolios who are not parties to the management agreement or interested persons of any such party (other than as members of the Board of Trustees of the Adjustable Rate Securities Portfolios), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board of Trustees of the Adjustable Rate Securities Portfolios or by a vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Advisers, or by Advisers on 60 days' written notice to the Portfolio, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Investor Services, in its capacity as the transfer agent for the Portfolio, effectively acts as the Fund's custodian and holds the Fund's shares of the Portfolio on its books. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's cash, pending investment in shares of the Portfolio. Bank of New York also acts as custodian of the securities and other assets of the Portfolio. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

HOW DOES THE PORTFOLIO BUY SECURITIES FOR ITS PORTFOLIO?


The Fund will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the Portfolio.

Since most purchases by the Portfolio are principal transactions at net prices, the Portfolio incurs little or no brokerage costs. The Portfolio deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolio seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Portfolio tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Portfolio, any portfolio securities tendered by the Portfolio will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Portfolio.


During the fiscal years ended October 31, 1995, 1996 and 1997, the Portfolio paid no brokerage commissions.

As of October 31, 1997, neither the Fund nor the Portfolio owned securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                CHARGE
Under $30,000                                     3%
$30,000 but less than $100,000                    2%
$100,000 but less than $400,000                   1%
$400,000 or more                                  0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.


Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases by certain retirement plans without a front-end sales charge, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.


These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.


Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares, however, those who have shown an interest in the Franklin Templeton Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, a registered representative's expenses in attending these meetings may be covered by Distributors.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.


As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REINVESTMENT DATE. Shares of the Adjustable U.S. Government Fund acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES


If you request the exchange of the total value of your Adjustable U.S. Government Fund account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. If you request the exchange of the total value of your Adjustable Rate Securities Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.


Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.


All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.


HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


For the purpose of determining the aggregate net assets of the Portfolio, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees of the Adjustable Rate Securities Portfolios. With the approval of the Board of Trustees of the Adjustable Rate Securities Portfolios, the Portfolio may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.


ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund earns income and gains on its investment in the Portfolio. The Portfolio, in turn, earns income generally in the form of interest, original issue, market, and acquisition discount, and other income derived from its investments. This income, together with the excess of any net short-term capital gain over net long-term capital loss realized by the Portfolio, less expenses incurred in the operation of the Portfolio, is paid to the Fund as ordinary dividend income. The ordinary dividend income received from the Portfolio, less expenses incurred in the operation of the Fund, constitute the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may receive capital gain distributions from the Portfolio in which it invests, consisting of the excess of any net long-term capital gain over net short-term capital loss realized by the Portfolio on sale or disposition of its underlying portfolio securities. The Fund may also derive capital gains and losses in connection with the sale of portfolio shares. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions derived from the excess of net long-term capital gain over net short-term capital loss, including capital gain distributions received from the Portfolio, will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities the Fund sold after July 28, 1997, that it held for more than one year but not more than 18 months, and securities the Fund sold before May 7, 1997, that it held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities the Fund sold after July 28, 1997, that it held for more than 18 months, and under a transitional rule, securities the Fund sold between May 7 and July 28, 1997, (inclusive) that it held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000, and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001, to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes, and may be obtained by calling Fund Information. You should consult your personal tax advisor for questions concerning your personal tax reporting.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November, or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including the following:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities, and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange.
Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. The holding periods and categories of capital gain that apply under the 1997 Act are described above in the "DISTRIBUTIONS" section.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government. It is anticipated, however, that no portion of the Fund's distributions will qualify for exemption from state and local personal income tax as dividends paid from interest earned on direct obligations of the U.S. government. Even if the Portfolio invests in direct obligations of the U.S. government, the Fund does so only indirectly by investing in Portfolio shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. Because the Fund's income is attributable primarily to interest derived by the Portfolio, no portion of the Fund's distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fund for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

CONVERSION TRANSACTIONS. Gains realized by the Portfolio from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain, may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Portfolio's expected return is attributable to the time value of the Portfolio's net investment in such transaction, and any one of the following criteria are met:


1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.


The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. The Portfolio's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed-interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Portfolio to recognize income and make distributions to the Fund prior to its receipt of cash payments. Zero coupon and delayed-interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The Portfolio is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Portfolio level. PIK bonds are subject to similar tax rules concerning the amount, character, and timing of income required to be accrued by the Portfolio. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Portfolio may elect to accrue market discount on a current basis, in which case the Portfolio will be required to distribute any such accrued discount. If the Portfolio does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The Portfolio may be required to accrue income on defaulted obligations and to distribute such income to the Fund even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Portfolio may be required to dispose of its underlying portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.


THE FUND'S UNDERWRITER


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Adjustable U.S. Government Fund's shares, aggregate underwriting commissions for the fiscal years ended October 31, 1995, 1996 and 1997 were $121,256, $151,651, and $160,892, respectively.
In connection with the offering of the Adjustable Rate Securities Fund's shares, aggregate underwriting commissions for the same periods were $12,586, $24,584 and $95,835, respectively. After allowances to dealers, Distributors retained $12,155, $19,401 and $22,069 for the Adjustable U.S. Government Fund and $1,366, $3,268 and $14,072 for the Adjustable Rate Securities Fund in net underwriting discounts and commissions and received $0, $35 and $0 in connection with redemptions or repurchases of Adjustable U.S. Government Fund shares for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLAN

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plan, the Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the plan, plus any other payments deemed to be made pursuant to the plan, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1. The plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the
non-interested members of the Board. The plan and      any related agreement
may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or the underwriting agreement with Distributors, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plan should be continued.


For the fiscal year ended October 31, 1997, Distributors had eligible expenditures of $951,379 and $60,668 for the Adjustable U.S. Government Fund and the Adjustable Rate Securities Fund, respectively, for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plan, of which the Fund paid Distributors $891,507 and $40,208, respectively.

HOW DOES THE FUND MEASURE PERFORMANCE?


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN


AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for the indicated periods ended October 31, 1997, was as follows:

              INCEPTION  ONE-YEAR     FIVE-YEAR  TEN-YEAR   FROM
                DATE      PERIOD       PERIOD     PERIOD    INCEPTION
Adjustable U.S.
Government Fund 10/20/8   74.72%       3.76%      5.75%     5.73%
Adjustable Rate
Securities Fund 12/26/9   14.32%       4.89%        N/A     5.02%



These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:


P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above.

The cumulative total return for the indicated periods ended October 31, 1997, was as follows:

              INCEPTION  ONE-YEAR     FIVE-YEAR  TEN-YEAR   FROM
                DATE      PERIOD       PERIOD     PERIOD    INCEPTION
Adjustable U.S.
Government Fund  10/20/8 74.72%      20.29%     74.92%    74.92%
Adjustable Rate
Securities Fund  12/26/91 4.32%      26.98%        N/A    33.13%


YIELD


CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Adjustable U.S. Government Fund's yield for the 30-day period ended October 31, 1997, was 5.53%, and the Adjustable Rate Securities Fund's yield for the same period was 5.68%.


This figure was obtained using the following SEC formula:

                    6
Yield = 2 [(A-B + 1)  - 1]
           ----
            cd

where:

a     =    interest earned during the period
b     =    expenses accrued for the period (net of reimbursements)
c     =    the average daily number of shares outstanding during the period that were entitled to receive dividends
d     =    the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE


Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time. The Adjustable U.S. Government Fund's current distribution rate for the 30-day period ended October 31, 1997, was 5.69% and the Adjustable Rate Securities Fund's current distribution rate for the same period was 5.68%.


VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:


a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, Lipper - Mutual Fund Yield Survey, and Lipper - Mutual Fund Indices - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.


e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

f) Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.


h) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.


i) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.


j) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

k) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

l) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

m) Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

n) Other taxable investments, including CD's, money market deposit, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

o) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.


p) Internal Business Communications Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Merrill Lynch Corporate Master Index - reflects Investment Grade (BB/Baa or better) corporate debt. It represents a cross-section of industries with maturities ranging from 1 to 15 years.


r) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.


Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Portfolio's fixed-income investments, as well as the value of its and the corresponding Fund's shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Portfolio's and thus the corresponding Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.


In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


From time to time, the Adjustable U.S. Government Fund may advertise offers for the general public to attend free seminars where a guest speaker will discuss the benefits of investing in Franklin's professionally managed portfolio of U.S. government securities.

In addition, in promoting the sale of Fund shares, advertisements or information for the Fund may also include quotes from Benjamin Franklin, especially Poor Richard's Almanac.


The Adjustable U.S. Government Fund was the first investment company in the U.S. to invest primarily in mortgage-backed securities based upon adjustable rate mortgage obligations.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.


The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $221 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.


SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Portfolio's investment manager and the Fund's administrator

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 2.25%.


PROSPECTUS - The prospectus for the Fund dated March 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

APPENDICES

SUMMARY OF PROCEDURES TO
MONITOR CONFLICTS OF INTEREST


The Board of Trustees of the Adjustable Rate Securities Portfolios, on behalf of its series ("master funds"), and the Board on behalf of the Fund ("feeder fund") (both of which, except in the case of three trustees, are composed of the same individuals) recognize that there is the potential for certain conflicts of interest to arise between the master fund and the feeder fund in this format. These potential conflicts of interest could include, among others: the creation of additional feeder funds with different fee structures; the creation of additional feeder funds that could have controlling voting interests in any pass-through voting which could affect investment and other policies; a proposal to increase fees at the master fund level; and any consideration of changes in fundamental policies at the master fund level that may or may not be acceptable to a particular feeder fund.


In recognition of the potential for conflicts of interest to develop, the Board of Trustees of Adjustable Rate Securities Portfolios and the Board of the Trust have adopted certain procedures under which i) management of the master fund and the feeder fund will, on a yearly basis, report to each board, including the independent members of each board, on the operation of the master/feeder fund structure; ii) the independent members of each board will have ongoing responsibility for reviewing all proposals at the master fund level to determine whether any proposal presents a potential for a conflict of interest and to the extent any other potential conflicts arise before the normal annual review, they will act promptly to review the potential conflict; iii) if the independent members of each board determine that a situation or proposal presents a potential conflict, they will request a written analysis from the master fund management describing whether the apparent potential conflict of interest will impede the operation of the constituent feeder fund and the interests of the feeder fund's shareholders; and iv) upon receipt of the analysis, the independent members of each board shall review the analysis and present their conclusion to the full boards.

If no actual conflict is deemed to exist, the independent board members will recommend that no further action be taken. If the analysis is inconclusive, they may submit the matter to and be guided by the opinion of independent legal counsel issued in a written opinion. If a conflict is deemed to exist, they may recommend one or more of the following actions: i) suggest a course of action designed to eliminate the potential conflict of interest; ii) if appropriate, request that the full boards submit the potential conflict to shareholders for resolution; iii) recommend to the full boards that the affected feeder fund no longer invest in its designated master fund and propose either a search for a new master fund in which to invest the feeder fund's assets or the hiring of an investment manager to manage the feeder fund's assets in accordance with its objectives and policies; iv) recommend to the full boards that a new board be recommended to shareholders for approval; or v) recommend such other action as may be considered appropriate.

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa- Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.






FRANKLIN GLOBAL GOVERNMENT INCOME FUND - ADVISOR CLASS

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND - ADVISOR CLASS

FRANKLIN INVESTORS SECURITIES TRUST

STATEMENT OF ADDITIONAL INFORMATION
MARCH 1, 1998
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How Does the Fund Invest Its Assets?.........................
What Are the Risks of Investing in the Fund?.................
Investment Restrictions......................................
Officers and Trustees........................................
Investment Management
 and Other Services..........................................
How Does the Fund Buy
 Securities for Its Portfolio?...............................
How Do I Buy, Sell and Exchange Shares?......................
How Are Fund Shares Valued?..................................
Additional Information on
 Distributions and Taxes.....................................
The Fund's Underwriter.......................................
How Does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Appendix ....................................................
 Description of Ratings......................................

-----------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------

The Franklin Global Government Income Fund (the "Global Government Income
Fund") is a non-diversified series of Franklin Investors Securities Trust
(the "Trust"), an open-end management investment company. The Franklin Short-Intermediate U.S. Government Securities Fund (the "Short-Intermediate
U.S. Government Fund") is a diversified series of the Trust. Each series may individually or together be referred to as the "Fund(s)." The Global
Government Income Fund's investment objective is to provide high current income, consistent with preservation of capital; capital appreciation is a secondary consideration. The Global Government Income Fund seeks to achieve its objective by investing primarily in debt securities issued by domestic and foreign governments. The Short-Intermediate U.S. Government Fund's investment objective is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholders' capital. The Short-Intermediate U.S. Government Fund seeks to achieve its objective by investing in a portfolio of U.S. government securities with primary emphasis on securities with remaining maturities of 3 1/2 years or less.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated March 1, 1998, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

 o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

 o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

 o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How Does the Fund Invest Its Assets?"

THE GLOBAL GOVERNMENT INCOME FUND

OBLIGATIONS OF DEVELOPING COUNTRIES. The Global Government Income Fund may invest in the fixed-income obligations of governments, government agencies, and corporations of developing countries. As of the date of this SAI, such opportunities are limited as many developing countries are rescheduling their existing loans and obligations. However, as restructuring is completed and economic conditions improve, these obligations may become available at discounts and offer the Global Government Income Fund the potential for current U.S. dollar income. These instruments are not traded on any exchange. However, Advisers believes there may be a market for such securities either in multinational companies wishing to purchase such assets at a discount for further investment, or from the issuing governments which may decide to redeem their obligations at a discount.

INTEREST RATE SWAPS. The Global Government Income Fund may participate in interest rate swaps. An interest rate swap is the transfer between two counterparties of interest rate obligations, one of which has an interest rate fixed to maturity, while the other has an interest rate that changes in accordance with changes in a designated benchmark (i.e., London Interbank Offered Rate ("LIBOR"), prime, commercial paper, or other benchmarks). The obligations to make repayment of principal on the underlying securities are not exchanged. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed-rate obligation will transfer the obligation to the intermediary, and such entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first party. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees.

Interest rate swaps permit a party seeking a floating-rate obligation to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed-rate obligation to acquire the obligation, also frequently at a price lower than is available in the capital markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at a low enough coupon rate to cover the cost involved.

OTHER FIXED-INCOME SECURITIES. As stated in the Prospectus, the Global Government Income Fund may purchase fixed-income securities of both domestic and foreign issuers including, among others, preference stock and all types of long-term or short-term debt obligations, such as equipment trust certificates, equipment lease certificates, and conditional sales contracts. Equipment-related instruments are used to finance the acquisition of new equipment. The instrument gives the bond-holder the first right to the equipment in the event that interest and principal are not paid when due. Title to the equipment is held in the name of the trustee, usually a bank, until the instrument is paid off. Equipment-related instruments usually mature over a period of 10 to 15 years. In practical effect, equipment trust certificates, equipment lease certificates, and conditional sale contracts are substantially identical; they differ mainly in legal structure. These fixed-income securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales, or profits; or the purchase of common stock in a unit transaction (where an issuer's debt securities and common stock are offered as a unit).

OPTIONS ON U.S. AND FOREIGN SECURITIES. In an effort to increase current income and to reduce the fluctuations in Net Asset Value, the Global Government Income Fund may write covered put and call options and buy put and call options on U.S. or foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

Call options written by the Global Government Income Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price upon exercising the option at any time prior to its expiration. A call option written by the Global Government Income Fund is "covered" if the Fund owns or has an absolute right (such as by conversion) to the underlying security covered by the call. A call option is also covered if the Global Government Income Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held is (a) equal to or less than the exercise price of the call written, or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, government securities, or other high-grade debt obligations in a segregated account with its custodian bank.

Put options written by the Global Government Income Fund give the holder the right to sell the underlying security to the Fund at a stated exercise price. A put option written by the Global Government Income Fund is "covered" if the Fund maintains cash or high-grade debt obligations with a value equal to the exercise price in a segregated account with its custodian bank, or holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the purchaser of an option will generally reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and current interest rates.

The writer of an option who wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation or otherwise economically nullified. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. However, a writer or holder of an option may not effect a closing purchase transaction after being notified of the exercise of the option.

Effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Global Government Income Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. There is no guarantee in any particular situation that either a closing purchase or a closing sale transaction can be effected.

The writer of an option may have no control over when the underlying securities must be sold in the case of a call option, or purchased in the case of a put option, since the writer of certain options may be assigned an exercise notice at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing sale transactions in particular options held by the Global Government Income Fund, with the result that the Fund would have to exercise the options in order to realize any profit. If the Global Government Income Fund is unable to effect a closing purchase transaction in a secondary market with respect to options it has written, it will not be able to sell the underlying security or other asset covering the option until the option expires or it delivers the underlying security or asset upon exercise.

The Global Government Income Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Global Government Income Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option written by the Global Government Income Fund will generally be inversely related to the market price of the underlying security, appreciation in the value of the underlying security owned by the Fund is likely to offset in whole or in part any loss resulting from the closing out of a call option.

The Global Government Income Fund may write options in connection with "buy-and-write" transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. The Global Government Income Fund may use buy-and-write transactions using in-the-money call options when it expects that the price of the underlying security will remain flat or decline moderately during the option period. The Global Government Income Fund may use buy-and-write transactions using at-the-money call options when it expects that the price of the underlying security will remain fixed or advance moderately during the option period. The Global Government Income Fund may use buy-and-write transactions using out-of-the-money call options when it expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Global Government Income Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price for the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be mitigated by the premium received.

FUTURES CONTRACTS. The Global Government Income Fund may enter into contracts for the purchase or sale for future delivery of debt securities or currency ("futures contracts"). A "sale" of a futures contract means the acquisition and assumption of a contractual obligation to deliver the securities or currency called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual right and obligation to acquire the securities or currency called for by the contract at a specified price on a specified date. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Existing contract markets for futures contracts on debt securities include the Chicago Board of Trade, the New York Cotton Exchange, the MidAmerica Commodity Exchange, and the International Money Market of the Chicago Mercantile Exchange. Futures contracts trade on these exchanges, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Global Government Income Fund will enter into futures contracts that are based on foreign currencies or on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, and three-month U.S. Treasury bills. The Global Government Income Fund may also enter into futures contracts that are based on corporate securities and non-U.S. government debt securities when such securities become available.

At the time of delivery of securities on the settlement date of a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is terminated before the settlement date of the contract without having to make or take delivery of the securities or currency. The termination of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical offsetting futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying security or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Global Government Income Fund will incur brokerage fees when it purchases or sells futures contracts.

To the extent the Global Government Income Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in value. The Global Government Income Fund may also cover its futures position by holding a call option on the same futures contract permitting the Fund to purchase the instrument or currency at a price no higher than the price established in the futures contract which it sold.

The purpose of the purchase or sale of a futures contract by the Global Government Income Fund is to attempt to protect the Fund from fluctuations in interest or currency exchange rates without actually buying or selling long-term, fixed-income securities or currency. For example, if the Global Government Income Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Global Government Income Fund. If interest rates did increase, the value of the debt securities owned by the Global Government Income Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the Net Asset Value of the Fund from declining as much as it otherwise would have. The Global Government Income Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is often more liquid than the cash (securities) market, the use of futures contracts as an investment technique allows the Global Government Income Fund to maintain a defensive position without having to sell its portfolio securities. Similarly, if the Global Government Income Fund expects that a foreign currency in which its securities are denominated will decline in value against the U.S. dollar, the Fund may sell futures contracts on that currency. If the foreign currency does decline in value, the decrease in value of the security denominated in that currency will be offset by an increase in the value of the Global Government Income Fund's futures position.

Alternatively, when it expects that interest rates may decline, the Global Government Income Fund may purchase futures contracts in an attempt to hedge against the anticipated purchase of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Global Government Income Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Global Government Income Fund could then buy long-term bonds on the cash (securities) market. Similarly, if the Global Government Income Fund intends to acquire a security or other asset denominated in a currency that is expected to appreciate against the U.S. dollar, the Fund may purchase futures contracts on that currency. If the value of the foreign currency does appreciate, the increase in the value of the futures position will offset the increased U.S. dollar cost of acquiring the asset denominated in that currency.

The ordinary spreads between prices in the cash (securities) or foreign currency and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures markets are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash (securities) or foreign currency and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus causing distortions. Due to the possibility of such distortion, a correct forecast of general interest rate trends by Advisers may still not result in a successful hedging transaction.

OPTIONS ON FUTURES CONTRACTS. The Global Government Income Fund intends to purchase and write options on futures contracts for hedging purposes only. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities or currency, it may or may not be less risky than direct ownership of the futures contract of the underlying debt securities or currency. As with the purchase of futures contracts, when the Global Government Income Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or appreciation in the value of a foreign currency against the U.S. dollar.

If the Global Government Income Fund writes a call option on a futures contract and the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which may provide a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. If the futures price at expiration of the option is higher than the exercise price, the Global Government Income Fund will retain the full amount of the option premium, which may provide a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Global Government Income Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Global Government Income Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of its portfolio securities.

The Global Government Income Fund's ability to engage in the options on futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options on futures are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in various types of options on futures. Therefore, no assurance can be given that the Global Government Income Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Global Government Income Fund's ability to engage in options on futures transactions may be limited by tax considerations.

OPTIONS ON FOREIGN CURRENCIES. The Global Government Income Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such reductions in the value of portfolio securities, the Global Government Income Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Global Government Income Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Global Government Income Fund may purchase call options on such currency. The purchase of options could offset, at least partially, the effects of the adverse movements in currency exchange rates. As with other types of options, however, the benefit the Global Government Income Fund derives from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Global Government Income Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in such rates.

The Global Government Income Fund may also write options on foreign currencies for hedging purposes. For example, where the Global Government Income Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to adverse fluctuations in currency exchange rates the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Global Government Income Fund could write a put option on the relevant currency. If currency exchange rates increase as projected, the put option will expire unexercised and the premium received will offset the increased cost. As with other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Global Government Income Fund would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium received. As a result of writing options on foreign currencies, the Global Government Income Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable changes in currency exchange rates.

All call options written on foreign currencies will be covered. A call option on foreign currencies written by the Global Government Income Fund is covered if the Fund owns (or has an absolute right to acquire) the underlying foreign currency covered by the call. A call option is also covered if the Global Government Income Fund has a call on the same foreign currency in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and U.S. government securities in a segregated account with its custodian.

The Global Government Income Fund proposes to take advantage of investment opportunities in the area of options, futures contracts, and options on futures contracts that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund's investment objective and policies and are legally permissible transactions for the Fund. These opportunities, if they arise, may involve risks that are different from those involved in the options and futures activities described above.

LOAN PARTICIPATIONS. The Global Government Income Fund may invest in loan participations, which may have speculative characteristics. The Global Government Income Fund may purchase loan participations at par or which sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, the loan participation may appreciate in value but not beyond par value.

The Global Government Income Fund may acquire loan participations that sell at a discount, from time to time, when it believes the investments offer the possibility of long-term appreciation in value in addition to current income. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended, or cancelled, causing the loss of the entire amount of the investment. The Global Government Income Fund generally will acquire loans from a bank, finance company, or other similar financial services entity ("Lender").

Loan participations are interests in floating or variable rate senior loans ("Loans") to U.S. corporations, partnerships and other entities ("Borrowers"), which operate in a variety of industries and geographical regions. The Global Government Income Fund will purchase participation interests in Loans that may pay interest at rates which are periodically reset on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the LIBOR, the CD rate, or other base lending rates used by commercial lenders. The Loans typically have the most senior position in a Borrower's capital structure, although some Loans may hold an equal ranking with other senior securities of the Borrower. Although the Loans generally are secured by specific collateral, the Global Government Income Fund may invest in Loans that are not secured by any collateral. Uncollateralized Loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized Loans. The collateral underlying a collateralized Loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would fully satisfy a Borrower's obligation under a Loan. The Global Government Income Fund is not subject to any restrictions with respect to the maturity of the Loans in which it purchases participation interests.

Loans generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Loans. Therefore, although Advisers may consider ratings in determining whether to invest in a particular Loan, such ratings will not be the determinative factor in Advisers' analysis.

Loans are not readily marketable and may be subject to restrictions on resale. Participation interests in Loans generally are not listed on any national securities exchange or automated quotation system, and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the Loans in which the Global Government Income Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in Advisers' opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Global Government Income Fund will have a contractual relationship only with the Lender (typically an entity in the banking, finance, or financial services industries), not with the Borrower. The Global Government Income Fund has the right to receive payments of principal and interest to which it is entitled only from the Lender selling the loan participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing loan participations, the Global Government Income Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Loan in which it has purchased the loan participation. As a result, the Global Government Income Fund may assume the credit risk of both the Borrower and the Lender selling the loan participation. In the event of the insolvency of the Lender selling a loan participation, the Global Government Income Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower.

THE SHORT-INTERMEDIATE U.S. GOVERNMENT FUND

CREDIT UNION INVESTMENT REGULATIONS.  This section summarizes the
Short-Intermediate Fund's investment policies, under which, in the opinion of the Fund and based on the Fund's understanding of laws and regulations governing investment by federal credit unions on January 1, 1998, the Fund would be a permissible investment for federal credit unions. CREDIT UNION INVESTORS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE SHORT-INTERMEDIATE U.S. GOVERNMENT FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM.

All investments of the Short-Intermediate U.S. Government Fund will be subject to the following limitations:

(a) All purchases and sales of securities will provide for delivery by regular-way settlement. Regular-way settlement means delivery of a security from a seller to a buyer within the time frame that the securities industry has established for that type of security.

(b) Any investments by the Short-Intermediate U.S. Government Fund in variable-rate investments will be limited to variable-rate investments where the index is tied to domestic interest rates (including the U.S. dollar-denominated LIBOR) and not to foreign currencies, foreign interest rates, or domestic or foreign commodity prices, equity prices, or inflation rates.

(c) Although the Short-Intermediate U.S. Government Fund does not intend, as of the date of this SAI, to invest in such securities, any investments by the Fund in a registered investment company or collective investment fund will be limited to a company or fund the prospectus of which restricts the investment portfolio to investments and investment transactions that are permissible for federal credit unions.

(d) Although the Short-Intermediate U.S. Government Fund does not intend, as of the date of this SAI, to invest in collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs"), any investments by the Fund in such securities would be subject to the following conditions. In general, the Fund may only invest in CMOs or REMICs that meet the following tests, based on testing performed quarterly or more frequently as required: (i) the CMO or REMIC's average life is 10 years or less; (ii) the CMO or REMIC's estimated average life extends by 4 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including plus 300 basis points, and shortens by 6 years or less, assuming an immediate and sustained parallel shift in interest rates of up to and including minus 300 basis points; and (iii) the CMO's or REMIC's estimated price change is 17 percent or less, as a result of an immediate and sustained parallel shift in interest rates of up to and including plus and minus 300 basis points.

(e) Although the Short-Intermediate U.S. Government Fund does not intend, as of the date of this SAI, to do so, the Fund may purchase and hold a municipal security only if a nationally recognized statistical rating organization has rated it in one of the highest rating categories.

(f) Although the Short-Intermediate U.S. Government Fund does not intend, as of the date of this SAI, to do so, the Fund may invest in the following instruments issued by an institution specified in section 107(8) of the Federal Credit Union Act or branch: (i) Yankee dollar deposits; (ii) Eurodollar deposits; (iii) banker's acceptances; (iv) deposit notes; and (v) bank notes with original weighted average maturities of less than five years.

(g) The Short-Intermediate U.S. Government Fund will only engage in repurchase transactions, in which the Fund agrees to purchase a security from a counterparty and to resell the same or an identical security to that counterparty at a specified future date and at a specified future price, under the following conditions: (i) the repurchase securities will be legal investments for federal credit unions; (ii) the Fund will receive a daily assessment of the market value of the repurchase securities, including accrued interest, and maintain adequate margin that reflects a risk assessment of the repurchase securities and the term of the transaction; and (iii) the Fund will have entered into signed contracts with all approved counterparties.

(h) Although the Short-Intermediate U.S. Government Fund does not intend, as of the date of this SAI, to invest in reverse repurchase agreements, in the event that the Fund were to engage in such transactions, the Fund would, in addition to abiding by its fundamental policies and the regulations of the SEC with respect to borrowing, engage in reverse repurchase agreements subject to the following conditions: (i) any securities the Fund receives will be permissible investments for federal credit unions, the Fund will receive a daily assessment of their market value, including accrued interest, and the Fund will maintain adequate margin that reflects a risk assessment of the securities and the term of the transaction; (ii) any investments the Fund purchases with any cash it receives will be permissible for federal credit unions and mature no later than the maturity of the transaction; and (iii) the Fund will have entered into signed contracts with all approved counterparties.

(i) The Short-Intermediate U.S. Government Fund may engage in securities lending transactions subject to the following conditions: (i) the Fund will receive written confirmation of the loan; (ii) the collateral for the loan will consist of cash, and any investments the Fund purchases with that cash will be permissible for federal credit unions and will mature no later than the maturity of the transaction; and (iii) the Fund will have executed a written loan and security agreement with the borrower.

(j) The Short-Intermediate U.S. Government Fund will not (i) purchase or sell financial derivatives, such as futures, options, interest rate swaps, or forward rate agreements; (ii) engage in adjusted trading or short sales; (iii) purchase stripped mortgage backed securities, residual interests in CMOs/REMICs, mortgage servicing rights, commercial mortgage related securities, or small business related securities; or (iv) purchase a zero coupon investment with a maturity date that is more than 10 years from the settlement date.

OTHER POLICIES

There are no restrictions or limitations on investments in obligations of the U.S. or of corporations chartered by Congress as federal government instrumentalities. The underlying assets of the Fund may be retained in cash, including cash equivalents, which are Treasury bills, commercial paper, and short-term bank obligations such as CDs, bankers' acceptances, and repurchase agreements. It is intended, however, that only so much of the underlying assets of the Fund be retained in cash as is deemed desirable or expedient under then-existing market conditions.

U.S. GOVERNMENT SECURITIES. As indicated in the Prospectus, the Fund may invest in U.S. government securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as GNMA, which carries a guarantee backed by the full faith and credit of the U.S. Treasury. GNMA may borrow from the U.S. Treasury to the extent needed to make payments under its guarantee. No assurances can be given, however, that the U.S. government will provide financial support to the obligations of the other U.S. government agencies or instrumentalities in which the Fund may invest, since it is not obligated to do so. These agencies and instrumentalities are supported by either the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality.

U.S. government securities do not generally involve the credit risks associated with other types of interest bearing securities, and, as a result, the yields available from such securities are generally lower than the yields available from other types of interest bearing securities. Like all interest bearing securities, however, the market values of U.S. government securities change as interest rates fluctuate.

ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities and include, among other things, repurchase agreements of more than seven days duration, over-the-counter options and the assets used to cover such options, and other securities which are not readily marketable. Investments in savings deposits are generally considered illiquid and will, together with other illiquid investments, not exceed 10% of the Fund's total net assets. Notwithstanding this limitation, the Board has authorized the Fund to invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered liquid to the extent Advisers determines that there is a liquid institutional or other market for such securities. For example, restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed will be considered liquid even though such securities have not been registered pursuant to the 1933 Act.

The Board will review any determination by Advisers to treat a restricted security as a liquid security on an ongoing basis, including Advisers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, Advisers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. The Short-Intermediate U.S. Government Fund has not purchased and does not intend currently to purchase illiquid or restricted securities.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

FOREIGN SECURITIES. As stated in the Prospectus, investments in foreign securities present special risks and considerations not typically associated with investments in securities issued by U.S. issuers. Such risks include reductions of income as a result of foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of information about foreign governments; greater difficulty in commencing lawsuits; increased risk of delays in settlement of portfolio transactions or loss of certificates because of the lesser speed and reliability of mail service; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

OPTIONS ON U.S. AND FOREIGN SECURITIES. The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Global Government Income Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Global Government Income Fund may elect to close the position or wait for the option to be exercised and take delivery of the security at the exercise price. The Global Government Income Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. The Global Government Income Fund may use out-of-the-money, at-the-money, and in-the-money put options in the same market environments in which it uses call options in equivalent buy-and-write transactions.

In addition to the matters discussed in the Prospectus, you should be aware that when trading options on foreign exchanges or in the over-the-counter market, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the Global Government Income Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements associated with option writing.

Options on securities traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Global Government Income Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

In regard to the Global Government Income Fund's option trading activities, it intends to comply with the California Corporate Securities Rules as they pertain to prohibited investments.

The Global Government Income Fund's option trading activities may result in the loss of principal under certain market conditions.

FUTURES CONTRACTS. Futures contracts entail certain risks. Although the Global Government Income Fund believes that the use of futures contracts will benefit the Fund, if Advisers' investment judgment about the general direction of interest or currency exchange rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Global Government Income Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged because it will have offsetting losses in its futures positions. Similarly, if the Global Government Income Fund sells a foreign currency futures contract and the U.S. dollar value of the currency unexpectedly increases, the Fund will lose the beneficial effect of the increase on the value of the security denominated in that currency. In addition, in such situations, if the Global Government Income Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Sales of bonds may be, but are not necessarily, at increased prices that reflect the rising market. The Global Government Income Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS. The amount of risk the Global Government Income Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The Global Government Income Fund will purchase a put option on a futures contract only to hedge the Fund's portfolio against the risk of rising interest rates or the decline in the value of securities denominated in a foreign currency.

ADDITIONAL RISKS OF FORWARD CONTRACTS, OPTIONS ON FOREIGN CURRENCIES, AND OPTIONS ON FUTURES CONTRACTS. Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. The ability of the Global Government Income Fund to use forward contracts could be restricted to the extent that Congress authorizes the CFTC or the SEC to regulate such transactions. Forward contracts are traded through financial institutions acting as market makers.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market, as well as the risks of adverse market movements, margins of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures contracts on currencies, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies. The value of such positions could also be adversely affected by (i) other foreign political and economic factors, (ii) less available data than in the U.S. on which to base trading decisions,
(iii) delays in the Global Government Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of exercise and settlement terms and procedures, and margin requirements different from those in the U.S., and (v) lesser trading volume.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.

The Global Government Income Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Fund, except that it may borrow from banks, for temporary or emergency purposes, up to 30% of its total assets and pledge up to 30% of its total assets in connection therewith. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.)

 2. Buy any securities on "margin," except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with futures contracts and options on futures contracts.

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that portfolio securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 30% of the value of the Fund's total assets (taken at market value) at the time of the most recent loan. Also, entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 25% of its assets in the securities of issuers in any one industry, other than foreign governments.

 6. Purchase from or sell any portfolio securities to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, except that the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or the investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

 7. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 8. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices).

 9. Invest in interests in oil, gas or other mineral exploration or development programs.

10. Invest in companies for the purpose of exercising control or management.

11. Purchase securities of other investment companies.

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures contracts, forward contracts or repurchase transactions.

13. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

(Restrictions No. 7, 11, and 12 are not fundamental policies of the Global Government Income Fund and may be changed by the trustees without shareholder approval.)

The Short-Intermediate U.S. Government Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of the assets of the Trust, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in an amount up to 5% of total asset value.

 2. Buy any securities on "margin" or sell any securities "short."

 3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that securities of the Fund may be loaned to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan. The entry into repurchase agreements is not considered a loan for purposes of this restriction.

 4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

 5. Invest more than 5% of the value of the gross assets of the Fund in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 6. Purchase the securities of any issuer which would result in owning more than 10% of any class of the outstanding voting securities of such issuer. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of money market funds managed by Advisers or its affiliates.

 7. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or retain securities of any issuer if, to the knowledge of the Trust, one or more of its officers, trustees or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

 8. Purchase any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor.

 9. Acquire, lease or hold real estate.

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. At present, there are no options listed for trading on a national securities exchange covering the types of securities that are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

11. Invest in companies for the purpose of exercising control or management.

12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; or except to the extent the Fund invests its uninvested daily cash balances in shares of the Franklin Money Fund and other money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended, under the federal securities laws) and iii) provided aggregate investments by the Fund in any such money fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or
(B) more than 3% of the outstanding shares of any such money fund.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction will not prevent the Fund from entering into repurchase agreements or making borrowings, mortgages and pledges as permitted by restriction #1 above.

Restriction No. 9 above does not prevent the Fund from investing in real estate investment trusts ("REITs") if they meet the investment objective and policies of the Fund.

The Global Government Income Fund may also be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares.

If a bankruptcy or other extraordinary event occurs concerning a particular security owned by the Global Government Income Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. In this case, the Global Government Income Fund intends to dispose of the investment as soon as practicable while maximizing the return to shareholders.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING THE PAST FIVE
                                                      YEARS

Frank H. Abbott, III (76)
1045 Sansome Street
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director or trustee, as the case may be, of 28 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (65)
191 Clapboard Ridge
Greenwich, CT 06830

Trustee

Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers).

S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 54 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

Edith E. Holiday (46)
3239 38th Street, N.W.
Washington, DC 20016

Trustee

Director (1993-present) of Amerada Hess Corporation and Hercules Incorporated; Director of Beverly Enterprises, Inc. (1995-present) and H.J. Heinz Company (1994-present); formerly, chairman (1995-1997) and trustee (1993-1997) of National Child Research Center, assistant to the President of the United States and Secretary of the Cabinet (1990-1993), general counsel to the United States Treasury Department (1989-1990) and counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989); and trustee or director of 24 of the investment companies in the Franklin Templeton Group of Funds.

*Edward B. Jamieson (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Senior Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of five of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (65)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Director, General Host Corporation (nursery and craft centers).

*Rupert H. Johnson, Jr. (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (68)
20833 Stevens Creek Blvd. Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Corporation (software firm); Director, Fischer Imaging Corporation (medical imaging systems) and Digital Transmission Systems, Inc. (wireless communications); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping), and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors, and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (53)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 56 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc.; Executive Vice President and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (49)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 56 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (41)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director, Franklin Institutional Services Corporation; Chairman and Director, Templeton Investment Counsel, Inc.; Vice President, Franklin Advisers, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 37 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (60)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 29 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $925 per month plus $925 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                            NUMBER OF BOARDS IN
                         TOTAL FEES     TOTAL FEES          THE  FRANKLIN
                         RECEIVED       RECEIVED FROM THE   TEMPLETON GROUP OF
                         FROM THE       FRANKLIN TEMPLETON  FUNDS ON WHICH EACH
NAME                     TRUST***       GROUP OF FUNDS****  SERVES*****
----                     --------                           -----------
Frank H. Abbott, III    $21,275        $165,937              28
Harris J. Ashton       21,275           344,642              52
S. Joseph Fortunato    21,275            361,562             54
David W. Garbellano*   16,650            91,317              N/A
Edith Holiday**             0            72,875              24
Frank W.T. LaHaye      20,350            141,433             27
Gordon S. Macklin      21,275            337,292             51

*Deceased, September 27, 1997.
**Elected to the Board, January 15, 1998.
***For the fiscal year ended October 31, 1997.
****For the calendar year ended December 31, 1997.
*****We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 2, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 254 shares of the Global Government Income Fund - Class I, and 198 shares of Short-Intermediate U.S. Government Fund - Class I, or less than 1% of the total outstanding shares of each Fund's Class I shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Under an agreement with Advisers, Investment Counsel is the Global Government Income Fund's sub-advisor. Investment Counsel provides Advisers with investment management advice and assistance. Under the sub-advisory agreement, the sub-advisor provides, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to the management agreement. These responsibilities may include managing a portion of the Global Government Income Fund's investments and supplying research services. Research services provided by the sub-advisor may include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities throughout the world. This supplemental research, when utilized, is subject to analysis by Advisers before being incorporated into the investment advisory process. The sub-advisory agreement provides that the sub-advisor may also select brokers and dealers for execution of the Global Government Income Fund's portfolio transactions consistent with the Fund's brokerage policies.

MANAGEMENT FEES. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of net assets of the Fund up to and including $100 million; 1/24 of 1% of net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% of net assets of the Fund in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Each class of the Fund's shares pays its proportionate share of the management fee. Under the sub-advisory agreement, Advisers pays Investment Counsel a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.35% of the Global Government Income Fund's net assets up to and including $100 million; 0.25% of net assets over $100 million up to and including $250 million; and 0.20% of net assets over $250 million. This fee is not a separate expense of the Global Government Income Fund but is paid by Advisers from the management fees it receives from the Global Government Income Fund.

For the fiscal years ended October 31, 1995, 1996 and 1997, the Global Government Income Fund paid management fees totaling $984,273, $866,730, and $785,629, respectively, to Advisers. For the same periods, the Short-Intermediate U.S. Government Fund paid management fees totaling $1,187,800, $1,142,250, and $1,076,296, respectively, to Advisers. For the same periods, Advisers paid Investment Counsel sub-advisory fees of $526,072, $438,179 and $428,496, respectively.

MANAGEMENT AGREEMENTS. The management and sub-advisory agreements are in effect until February 28, 1999. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities on 30 days' written notice to Advisers, or by Advisers on 30 days' written notice to the Fund, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or Investment Counsel on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended October 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

As of October 31, 1997, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares, however, those who have shown an interest in the Franklin Templeton Funds are more likely to be considered. To the extent permitted by their firm's policies and procedures, a registered representative's expenses in attending these meetings may be covered by Distributors.

REINVESTMENT DATE. Global Government Income Fund shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your Global Government Income Fund account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. If you request the exchange of the total value of your Short-Intermediate U.S. Government Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the close of the NYSE, normally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Global Government Income Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which the Net Asset Value is not calculated. Thus, the calculation of the Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

DISTRIBUTIONS OF NET INVESTMENT INCOME. The Fund receives income generally in the form of dividends, interest, original issue, market, and acquisition discount, and other income derived from its investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAINS. The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gains realized by the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gains realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Under the Taxpayer Relief Act of 1997 (the "1997 Act"), the Fund is required to report the capital gain distributions paid to you from gains realized on the sale of portfolio securities using the following categories:

"28% RATE GAINS": gains resulting from securities sold by the Fund after July 28, 1997, that were held for more than one year but not more than 18 months, and securities sold by the Fund before May 7, 1997, that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 28%.

"20% RATE GAINS": gains resulting from securities sold by the Fund after July 28, 1997, that were held for more than 18 months, and under a transitional rule, securities sold by the Fund between May 7 and July 28, 1997 (inclusive), that were held for more than one year. These gains will be taxable to individual investors at a maximum rate of 20% for individual investors in the 28% or higher federal income tax brackets, and at a maximum rate of 10% for investors in the 15% federal income tax bracket.

The 1997 Act also provides for a new maximum rate of tax on capital gains of 18% for individuals in the 28% or higher federal income tax brackets and 8% for individuals in the 15% federal income tax bracket for "qualified 5-year gains." For individuals in the 15% bracket, qualified 5-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rates, qualified 5-year gains are net gains on securities which are purchased after December 31, 2000, and are held for more than 5 years. Taxpayers subject to tax at the higher rates may also make an election for shares held on January 1, 2001, to recognize gain on their shares in order to qualify such shares as qualified 5-year property.

The Fund will advise you at the end of each calendar year of the amount of its capital gain distributions paid during the calendar year that qualify for these maximum federal tax rates. Additional information on reporting these distributions on your personal income tax returns is available in Franklin Templeton's Tax Information Handbook. This handbook has been revised to include 1997 Act tax law changes, and may be obtained by calling Fund Information. You should consult your personal tax advisor regarding any questions about your personal tax reporting.

CERTAIN DISTRIBUTIONS PAID IN JANUARY. Distributions which are declared in October, November, or December and paid to you in January of the following year will be treated for tax purposes as if they had been received by you on December 31 of the year in which they were declared. The Fund will report this income to you on your Form 1099-DIV for the year in which these distributions were declared.

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS. The Global Government Income Fund is authorized to invest in foreign currency denominated securities.
Most foreign exchange gains realized on the sale of debt instruments are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt instruments are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

If more than 50% of the value of the Fund's assets consist of foreign securities, the Fund may elect to pass-through to you the amount of foreign taxes it paid. If the Fund makes this election, your year-end statement will show more taxable income than was actually distributed to you. However, you will be entitled either to deduct your share of such taxes in computing your taxable income or to claim a foreign tax credit.

The 1997 Act simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by the Fund. These provisions will allow investors who claim a credit for foreign taxes paid of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from the Fund to the investor) to bypass the burdensome and detailed reporting requirements on the supporting foreign tax credit schedule (Form 1116) and report foreign taxes paid directly on page 2 of Form 1040. YOU SHOULD NOTE THAT THIS SIMPLIFIED PROCEDURE WILL NOT BE AVAILABLE UNTIL CALENDAR YEAR 1998.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes of such distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, you may have designated and distributed to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

TAXES

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to you. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's available earnings and profits.

In order to qualify as a regulated investment company for tax purposes, the Fund must meet certain specific requirements, including:

o The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets;

o The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

o The Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. The Code requires the Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. The Fund intends to declare and pay sufficient dividends in December (or in January that are treated by you as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

REDEMPTION OF FUND SHARES. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law requires that you recognize a gain or loss in an amount equal to the difference between your tax basis and the amount you received in exchange for your shares, subject to the rules described below. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss, and will be long-term for federal income tax purposes if you have held your shares for more than one year at the time of redemption or exchange.
Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares. See "Additional Information on Distributions and Taxes - Distributions" for a description of the holding periods and categories of capital gain that apply under the 1997 Act.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you purchase other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

DEFERRAL OF BASIS. All or a portion of the sales charge that you paid for your shares in the Fund will be excluded from your tax basis in any of the shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if you reinvest the sales proceeds in such Fund or in another fund in the Franklin Templeton Funds, and the sales charge that would otherwise apply to your reinvestment is reduced or eliminated. The portion of the sales charge excluded from your tax basis in the shares sold will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

U.S. GOVERNMENT OBLIGATIONS. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in GNMA or Federal National Mortgage Association securities, bankers' acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid that may qualify for tax-free treatment on your personal income tax return. You should consult with your own tax advisor to determine the application of your state and local laws to these distributions. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of their distributions may be exempt from corporate income or franchise taxes.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. It is anticipated that no portion of the Fund's distributions will qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES. The Global Government Income Fund is authorized to invest in derivative securities. The Fund's investment in options, futures contracts, and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses, are subject to many complex and special tax rules. Over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. Certain other options, futures, and forward contracts entered into by the Fund are generally governed by section 1256 of the Code. These "section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts, and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of such Fund's fiscal year (and on other dates as prescribed by the Code), and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Under legislation pending in technical corrections to the 1997 Act, the 60% long-term capital gain portion will qualify as 20% rate gain and will be subject to tax to individual investors at a maximum rate of 20% for investors in the 28% or higher federal income tax brackets, or at a maximum rate of 10% for investors in the 15% federal income tax bracket. While foreign currency is marked-to-market at year end, gain or loss realized as a result will always be ordinary. Even though marked-to-market, gains and losses realized on foreign currency and foreign security investments will generally be treated as ordinary income. The effect of section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of Fund shares. In these ways, any or all of these rules may affect the amount, character and timing of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes such Fund's risk of loss with respect to another position of such Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods, and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for mixed straddles (i.e., straddles comprised of at least one section 1256 position and at least one non-section 1256 position) which may reduce or eliminate the operation of these straddle rules.

The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest, or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same property,
2) enters into an offsetting notional principal contract, or 3) enters into a futures or forward contract to deliver the same or substantially similar property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

Distributions paid to you by the Fund of ordinary income and short-term capital gains arising from such Fund's investments, including investments in options, forwards, and futures contracts, will be taxable to you as ordinary income. The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules.

INVESTMENTS IN FOREIGN CURRENCIES AND FOREIGN SECURITIES. The Global Government Income Fund is authorized to invest in foreign currency denominated securities. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, and forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by the Fund.

If the Fund's section 988 losses exceed the Fund's other net investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES. The Global Government Income Fund may invest in shares of foreign corporation which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

If the Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

The Global Government Income Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received form the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though the were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If the Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

The application of the PFIC rules may affect, among other things, the amount of tax payable by the Fund (if any), the amounts distributable to you by the Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after the Fund acquires shares in that corporation. While the Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

CONVERSION TRANSACTIONS. Gains realized by the Fund from transactions that are deemed to be "conversion transactions" under the Code, and that would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of such Fund's net investment in such transaction, and any one of the following criteria are met:

1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future;
2)    the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or
4) the transaction is specified in Treasury regulations to be promulgated in the future.

The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or the provisions of section 263(g) of the Code dealing with capitalized carrying costs.

STRIPPED PREFERRED STOCK. The Global Government Income Fund is authorized to invest in preferred and preference stock. Occasionally, the Fund may purchase "stripped preferred stock" that is subject to special tax treatment. Stripped preferred stock is defined as certain preferred stock issues where ownership of the stock has been separated from the right to receive dividends that have not yet become payable. The stock must have a fixed redemption price, must not participate substantially in the growth of the issuer, and must be limited and preferred as to dividends. The difference between the redemption price and purchase price is taken into Fund income over the term of the instrument as if it were original issue discount. The amount that must be included in each period generally depends on the original yield to maturity, adjusted for any prepayments of principal.

INVESTMENTS IN ORIGINAL ISSUE DISCOUNT (OID) AND MARKET DISCOUNT BONDS. The Fund's investments in zero coupon bonds, bonds issued or acquired at a discount, delayed-interest bonds, or bonds that provide for payment of interest-in-kind (PIK) may cause the Fund to recognize income and make distributions to you prior to its receipt of cash payments. Zero coupon and delayed-interest bonds are normally issued at a discount and are therefore generally subject to tax reporting as OID obligations. The Fund is required to accrue as income a portion of the discount at which these securities were issued, and to distribute such income each year (as ordinary dividends) in order to maintain its qualification as a regulated investment company and to avoid income reporting and excise taxes at the Fund level. PIK bonds are subject to similar tax rules concerning the amount, character, and timing of income required to be accrued by the Fund. Bonds acquired in the secondary market for a price less than their stated redemption price, or revised issue price in the case of a bond having OID, are said to have been acquired with market discount. For these bonds, the Fund may elect to accrue market discount on a current basis, in which case such Fund will be required to distribute any such accrued discount. If the Fund does not elect to accrue market discount into income currently, gain recognized on sale will be recharacterized as ordinary income instead of capital gain to the extent of any accumulated market discount on the obligation.

DEFAULTED OBLIGATIONS. The Fund may be required to accrue income on defaulted obligations and to distribute such income to you even though it is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the indicated periods ended October 31, 1997, was as follows:

                        INCEPTION   ONE         FIVE        TEN       FROM
FUND NAME               DATE        YEAR        YEAR        YEAR      INCEPTION
--------------------------------------------------------------------------------
Global Government
Income Fund             3/15/88     4.63%       6.69%       N/A       7.12%
Short-Intermediate
U.S. Government Fund    4/15/87     5.92%       5.30%       7.02%     6.99%

These figures were calculated according to the SEC formula:

      n
P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total return for Advisor Class for the indicated periods ended October 31, 1997, was as follows:

                       INCEPTION   ONE         FIVE        TEN         FROM
FUND NAME              DATE        YEAR        YEAR        YEAR        INCEPTION
--------------------------------------------------------------------------------
Global Government
Income Fund             3/15/88     4.63%       44.39%      N/A         103.78%
Short-Intermediate
U.S. Government Fund    4/15/87     5.92%       29.46%      97.13%      103.87%

YIELD

CURRENT YIELD. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for Advisor Class for the 30-day period ended October 31, 1997, was 5.53% for the Global Government Income Fund and 5.17% for the Short-Intermediate U.S. Government Fund.

These figures were obtained using the following SEC formula:

                    6
Yield = 2 [(A-B + 1) - 1]
           -----
            cd

where:

a = interest earned during the period
b =   expenses accrued for the period (net of reimbursements)
c =   the average daily number of shares outstanding during the   period that
were entitled to receive dividends
d =   the Net Asset Value per share on the last day of the  period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing (in the case of the Global Government Income Fund) and short-term capital gains, and is calculated over a different period of time. The current distribution rate for Advisor Class for the 30-day period ended October 31, 1997, was 7.23% for the Global Government Income Fund and 5.70% for the Short-Intermediate U.S. Government Fund.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of the fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper- Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

f) Financial publications: The WALL STREET JOURNAL and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

g) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

h) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

i) Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

j) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

k) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

l) Standard & Poor's Bond Indices - measures yield and price of corporate, municipal and government bonds.

m) Other taxable investments, including CD's, money market deposit accounts, checking accounts, savings accounts, money market mutual funds, and repurchase agreements.

n) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.

o) Yields of other countries' government and corporate bonds as compared to U.S. Government and corporate bonds to illustrate the potentially higher returns available outside the United States.

p) IBC's Money Fund Report - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

q) Salomon Brothers World Government Bond Index, or its component indices. The World Government Bond Index covers the available market for domestic government bonds worldwide. It includes all fixed-rate bonds with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. The index provides an accurate, replicable fixed income benchmark for market performance. Returns are in local currency.

r) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.9 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $221 billion in assets under management for more than 6 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Short-Intermediate U.S. Government Fund is eligible for investment by the National Marine Fisheries Service Capital Construction Funds.

As of February 2, 1998, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                          SHARE AMOUNT     PERCENTAGE

GLOBAL GOVERNMENT INCOME FUND - ADVISOR CLASS
FTTC TTEE for ValuSelect
Franklin Templeton
P.O. Box 2438
Rancho Cordova, CA 95741-2438                74,405.354       84.02%

SHORT-INTERMEDIATE U.S. GOVERNMENT FUND - ADVISOR CLASS

Elwood H. Weilage &
Dorothy C. Weilage &
Henry H. Weilage JT TEN
4615 Holly Drive
Palm Beach Gardens, FL 33418                 5,855.477         5.86%

Templeton Funds Trust Co.
700 Central Ave.
Saint Petersburg, FL 33701-3628              62,775.200       62.79%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Fund's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets if you are held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the Fund and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i),(ii) and
(iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1997, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Global Government Income Fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The Short-Intermediate U.S. Government Fund offers two classes of shares, designated "Class I" and "Advisor Class." The classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT COUNSEL - Templeton Investment Counsel, Inc., the Fund's sub-advisor

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities
Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

PROSPECTUS - The prospectus for Advisor Class shares of the Fund dated March 1, 1998, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS

CORPORATE BOND RATINGS

MOODY'S

AAA - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact. have speculative characteristics as well.

BA - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.





                     FRANKLIN INVESTORS SECURITIES TRUST

                        File Nos. 33-11444 & 811-4986

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

a)   Financial Statements

 (1) Audited Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1997, as filed with the SEC electronically on Form Type N-30D on January 9, 1998

      Franklin Investors Securities Trust


      (i)     Financial Highlights

      (ii)    Statement of Investments - October 31, 1997

      (iii)   Statements of Assets and Liabilities - October 31, 1997

      (iv)    Statements of Operations for the year ended October 31, 1997

      (v) Statements of Changes in Net Assets for the years ended October 31, 1997 and 1996

      (vi)    Notes to Financial Statements

     (vii)    Report of Independent Accountants

      Adjustable Rate Securities Portfolios

       (i)   Financial Highlights

      (ii)   Statement of Investments - October 31, 1997

     (iii)   Statements of Assets and Liabilities - October 31, 1997

      (iv)   Statements of Operations for the year ended October 31, 1997

       (v) Statements of Changes in Net Assets for the years ended October 31, 1997 and 1996

      (vi)   Notes to Financial Statements

     (vii)   Report of Independent Accountants

      b) Exhibits:

      The following exhibits are incorporated by reference, except exhibits 1(iv), 8(iii), 8(iv), 11(i), 27(i), 27(ii), 27(iii), 27(iv), 27(v),
      27(vi), 27(vii), 27(viii), 27(ix), 27(x) and 27(xi) which are attached herewith:

      (1)   Copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated December 16, 1986
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of
                  Trust dated March 13, 1990
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iv) Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1989

      (2) Copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii)  Amendment to By-Laws dated January 18, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

      (3) Copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) Specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

      (5) Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Registrant and Franklin Advisers, Inc., dated April 15, 1987
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Administration Agreement between Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc., dated June 3, 1991
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Administration Agreement between Franklin Adjustable Rate
                  Securities Fund and Franklin Advisers, Inc., dated December 26, 1991
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iv) Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel, Inc., providing for service to Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (v) Amendment dated August 1, 1995 to the Administration Agreement between Registrant on behalf of Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc., dated June 3, 1991
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (vi) Amendment dated August 1, 1995 to the Administration Agreement between Registrant on behalf of Franklin Adjustable U.S. Government Securities Fund and Franklin Advisers, Inc., dated December 26, 1991
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

      (6) Copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated March 29, 1995
                  Filing: Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: November 27, 1996

            (ii) Forms of Dealer Agreement between Franklin/Templeton Distributors, Inc., and securities dealers
                  Registrant: Franklin Tax-Free Trust
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-94222
                  Filing Date: March 14, 1996

      (7) Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)   Copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Global Custody Agreement between The Chase Manhattan Bank, N.A. and Franklin Investors Securities Trust on behalf of Franklin Global Government Income Fund dated July 28, 1995
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (ii) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: November 27, 1996

            (iii) Amendment dated May 7, 1997 to Master Custody Agreement between Registrant and Bank of New York dated February 16,
                  1996

            (iv) Amendment dated October 15, 1997 to Exhibit A in the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

            (v) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 18 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: November 27, 1996

      (9) Copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            Not Applicable

      (11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Accountants

      (12)  All financial statements omitted from Item 23;

            Not Applicable

      (13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i) Letter of Understanding relating to Franklin Global Government Fund - Class II and Franklin Equity Income Fund
                  - Class II dated April 12, 1995
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Letter of Understanding relating to Franklin Adjustable Rate Securities Fund
                  Filing: Post-Effective Amendment No. 10 to the
                  Registration Statement on Form N-1A
                  File No. 33-11444 and 811-4986
                  Filing Date: June 1, 1992

      (14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            (i)   Copy of Model Retirement Plan
                  Registrant: Franklin High Income Trust
                  Filing: Post-effective amendment No. 26 to
                  Registration Statement on Form N-1A
                  File No. 2-30203
                  Filing Date: August 1, 1989

      (15) Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Distribution Plan between Franklin Global Government Income Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Distribution Plan between Franklin Short- Intermediate U.S. Government Securities Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii) Distribution Plan between Franklin Convertible Securities
                  Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iv) Amended and restated Distribution Plan between Franklin Adjustable U.S. Government Securities Fund and
                  Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (v) Distribution Plan between Franklin Equity Income Fund and Franklin/Templeton Distributors, Inc., dated May 1, 1994
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (vi) Amended and restated Distribution Plan between Franklin Adjustable Rate Securities Fund and Franklin/Templeton Distributors, Inc., dated July 1, 1993
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (vii) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Global Government Income Fund dated March 30,
                  1995
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

           (viii) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Convertible Securities Fund dated September 29, 1995
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (ix) Class II Distribution Plan pursuant to Rule 12b-1 on behalf of Franklin Equity Income Fund dated March 30, 1995
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

      (16) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 (which need not be audited).

            (i)   Schedule for Computation of Performance Quotation
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

      (17) Power of Attorney

            (i) Power of Attorney for Franklin Investors Securities Trust dated February 16, 1995
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (ii) Certificate of Secretary for Franklin Investors Securities Trust dated February 16, 1995
                  Filing: Post-Effective Amendment No. 15 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: April 24, 1995

            (iii)Power of Attorney for Adjustable Rate Securities Portfolios
                  dated February 16, 1995
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

            (iv) Certificate of Secretary for Adjustable Rate Securities Portfolios dated February 16, 1995
                  Filing: Post-Effective Amendment No. 17 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 29, 1995

      (18) Copies of any plan entered into by registrant pursuant to Rule 18f-3 under the 1940 Act

            (i) Multiple Class Plan for Franklin Short- Intermediate U.S. Government Securities Fund dated June 18, 1996
                  Filing: Post-Effective Amendment No. 20 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 31, 1996

            (ii) Multiple Class Plan for Franklin Global Government Income Fund dated June 18, 1996
                  Filing: Post-Effective Amendment No. 20 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: December 31, 1996

            (iii) Multiple Class Plan for Franklin Convertible Securities Fund
                  dated August 15, 1995
                  Filing: Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: February 28, 1997

            (iv) Multiple Class Plan for Franklin Equity Income Fund dated August 15, 1995
                  Filing: Post-Effective Amendment No. 21 to
                  Registration Statement on Form N-1A
                  File No. 33-11444
                  Filing Date: February 28, 1997

      (27)  Financial Data Schedule

           (i) Financial Data Schedule for Franklin Global Government Income Fund - Class I

           (ii) Financial Data Schedule for Franklin Global Government Income Fund - Class II

           (iii) Financial Data Schedule for Franklin Global Government Income Fund - Advisor Class

           (iv) Financial Data Schedule for Franklin Short-Intermediate U.S. Government Securities Fund - Class I

           (v) Financial Data Schedule for Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class

           (vi) Financial Data Schedule for Franklin Convertible Securities Fund - Class I

           (vii) Financial Data Schedule for Franklin Convertible Securities Fund - Class II

           (viii) Financial Data Schedule for Franklin Adjustable U.S. Government Securities Fund

           (ix)   Financial Data Schedule for Franklin Equity Income Fund -
                  Class I

           (x)    Financial Data Schedule for Franklin Equity Income Fund -
                  Class II

           (xi) Financial Data Schedule for Franklin Adjustable Rate Securities Fund

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
          REGISTRANT

            None

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

As of November 30, 1997, the number of shareholders of record of Registrant's shares were as follows:


                                                         NUMBER OF RECORD HOLDERS
                                                   CLASS I    CLASS II    ADVISOR CLASS
Franklin Global Government Income Fund              8,420         455               28
Franklin Short-Intermediate U.S. Government
Securities Fund                                     7,060         N/A               28
Franklin Convertible Securities Fund               11,222       2,357              N/A
Franklin Adjustable U.S. Government
Securities Fund                                    17,611         N/A              N/A
Franklin Equity Income Fund                        21,147       4,002              N/A
Franklin Adjustable Rate Securities Fund            1,062         N/A              N/A

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) The officers and directors of the Registrant's manager, Administrator, and the Master Fund's investment adviser, Franklin Advisers, Inc. ("Advisers") also serve as officers and/or directors for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles
B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)   Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc., an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Global Government Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see part B and Schedules A and D of Form ADV of the Franklin Global Government Income Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 29 Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

a) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 1998.


                                    FRANKLIN INVESTORS SECURITIES TRUST
                                    (Registrant)

                                    By:  EDWARD B. JAMIESON*
                                         Edward B. Jamieson,
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

EDWARD B. JAMIESON*                  Trustee and Principal
Edward B. Jamieson                   Executive Officer
                                     Dated: February 26, 1998

MARTIN L. FLANAGAN*                  Principal Financial Officer
Martin L. Flanagan                   Dated: February 26, 1998

DIOMEDES LOO-TAM*                    Principal Accounting Officer
Diomedes Loo-Tam                     Dated: February 26, 1998

FRANK H. ABBOTT III*                 Trustee
Frank H. Abbott III                  Dated: February 26, 1998

HARRIS J. ASHTON*                    Trustee
Harris J. Ashton                     Dated: February 26, 1998

S. JOSEPH FORTUNATO*                 Trustee
S. Joseph Fortunato                  Dated: February 26, 1998

EDITH E. HOLIDAY                     Trustee
Edith E. Holiday                     Dated: February 26, 1998

CHARLES B. JOHNSON*                  Trustee
Charles B. Johnson                   Dated: February 26, 1998

RUPERT H. JOHNSON, JR.*              Trustee
Rupert H. Johnson, Jr.               Dated: February 26, 1998

FRANK W.T. LAHAYE*                   Trustee
Frank W.T. LaHaye                    Dated: February 26, 1998

GORDON S. MACKLIN*                   Trustee
Gordon S. Macklin                    Dated: February 26, 1998

*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the undersigned has duly consented to the filing of this Registration Statement of Franklin Investors Securities Trust and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of February, 1998.

                                    ADJUSTABLE RATE SECURITIES PORTFOLIOS
                                    (Registrant)

                                    By:  CHARLES E. JOHNSON*
                                         Charles E. Johnson,
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Trustees and Officers of Adjustable Rate Securities Portolios in the capacities and on the dates indicated:

CHARLES E. JOHNSON*                       Trustee and Principal
Charles E. Johnson                        Executive Officer
                                          Dated: February 26, 1998

MARTIN L. FLANAGAN                        Principal Financial Officer
Martin L. Flanagan                        Dated: February 26, 1998

DIOMEDES LOO-TAM*                         Principal Accounting Officer
Diomedes Loo-Tam                          Dated: February 26, 1998

CHARLES B. JOHNSON*                       Trustee
Charles B. Johnson                        Dated: February 26, 1998

FRANK H. ABBOTT III*                      Trustee
Frank H. Abbott III                       Dated: February 26, 1998

HARRIS J. ASHTON*                         Trustee
Harris J. Ashton                          Dated: February 26, 1998

S. JOSEPH FORTUNATO*                      Trustee
S. Joseph Fortunato                       Dated: February 26, 1998

RUPERT H. JOHNSON, JR.*                   Trustee
Rupert H. Johnson, Jr.                    Dated: February 26, 1998

FRANK W.T. LAHAYE*                        Trustee
Frank W.T. LaHaye                         Dated: February 26, 1998

WILLIAM J. LIPPMAN*                       Trustee
William J. Lippman                        Dated: February 26, 1998

GORDON S. MACKLIN*                        Trustee
Gordon S. Macklin                         Dated: February 26, 1998



*By /s/ Larry L. Greene
    Attorney-in-Fact
    (Pursuant to Powers of Attorney previously filed)





                      FRANKLIN INVESTORS SECURITIES TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.            DESCRIPTION                                 LOCATION

EX-99.B1(i)           Agreement and Declaration of Trust dated     *
                      December 16, 1986

EX-99.B1(ii)          Certificate of Amendment of Agreement and    *
                      Declaration of Trust dated March 21, 1995

EX-99.B1(iii)         Certificate of Amendment of Agreement and    *
                      Declaration of Trust dated March 13, 1990

EX-99.B1(iv)          Certificate of Amendment of Agreement and    Attached
                      Declaration of Trust dated March 21, 1989

EX-99.B2(i)           By-Laws                                      *

EX-99.B2(ii)          Amendment to By-Laws dated January 18,       *
                      1994

EX-99.B5(i)           Management Agreement between Registrant      *
                      and Franklin Advisers, Inc., dated April
                      15, 1987

EX-99.B5(ii)          Administration Agreement between Franklin    *
                      Adjustable U.S. Government Securities
                      Fund and Franklin Advisers, Inc., dated
                      June 3, 1991

EX-99.B5(iii)         Administration Agreement between Franklin    *
                      Adjustable Rate Securities Fund and
                      Franklin Advisers, Inc., dated December
                      26, 1991

EX-99.B5(iv)          Subadvisory Agreement between Franklin       *
                      Advisers, Inc. and Templeton Investment
                      Counsel, Inc., dated May 1, 1994

EX-99.B5(v)           Amendment to Administration Agreement        *
                      between the Registrant on behalf of
                      Franklin Adjustable Rate Securities Fund and Franklin Advisers, Inc., dated August
                      1, 1995

EX-99.B5(vi)          Amendment to Administration Agreement        *
                      between Registrant on behalf of Franklin
                      Adjustable U.S. Government Securities
                      Fund and Franklin Advisers, Inc., dated
                      August 1, 1995

EX-99.B6(i)           Amended and Restated Distribution            *
                      Agreement between Registrant and
                      Franklin/Templeton  Distributors, Inc.,
                      dated March 29, 1995

EX-99.B6(ii)          Forms of Dealer Agreement between            *
                      Franklin/Templeton Distributors, Inc.,
                      and securities dealers

EX-99.B8(i)           Global Custody Agreement between The         *
                      Chase Manhattan Bank, N.A. and Franklin
                      Investors Securities Trust on behalf of
                      Franklin Global Government Income Fund
                      dated July 28, 1995

EX-99.B8(ii)          Master Custody Agreement between             *
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B8(iii)         Amendment dated May 7, 1997 to Master        Attached
                      Custody Agreement between Registrant and
                      Bank of New York dated February 16, 1996

EX-99.B8(iv)          Amendment dated October 15, 1997 to          Attached
                      Exhibit A in Master Custody Agreement
                      dated February 16, 1996

EX-99.B8(v)           Terminal Link Agreement between              *
                      Registrant and Bank of New York dated
                      February 16, 1996

EX-99.B11(i)          Consent of Independent Accountants           Attached

EX-99.B13(i)          Letter of Understanding dated April 12,      *
                      1995

EX-99.B13(ii)         Letter of Understanding relating to          *
                      Franklin Adjustable Rate Securities Fund

EX-99.B14(i)          Copy of Model Retirement Plan                *

EX-99.B15(i)          Distribution Plan between Franklin Global    *
                      Government Income Fund and
                      Franklin/Templeton Distributors, Inc.,
                      dated May 1, 1994

EX-99.B15(ii)         Distribution Plan between Franklin           *
                      Short-Intermediate U.S. Government
                      Securities Fund and Franklin/Templeton
                      Distributors, Inc., dated May 1, 1994

EX-99.B15(iii)        Distribution Plan between Franklin           *
                      Convertible Securities Fund and
                      Franklin/Templeton Distributors, Inc.,
                      dated May 1, 1994

EX-99.B15(iv)         Amended and Restated Distribution Plan       *
                      between Franklin Adjustable U.S.
                      Government Securities Fund and
                      Franklin/Templeton Distributors, Inc.,
                      dated July 1, 1993

EX-99.B15(v)          Distribution Plan between Franklin Equity    *
                      Income Fund and Franklin/Templeton
                      Distributors, Inc., dated May 1, 1994

EX-99.B15(vi)         Amended and Restated Distribution Plan       *
                      between Franklin Adjustable Rate
                      Securities Fund and Franklin/Templeton
                      Distributors, Inc., dated July 1, 1993

EX-99.B15(vii)        Class II Distribution Plan pursuant to       *
                      Rule 12b-1 on behalf of Franklin Global
                      Government Income Fund dated March 30,
                      1995

EX-99.B15(viii)       Class II Distribution Plan pursuant to       *
                      Rule 12b-1 on behalf of Franklin
                      Convertible Securities Fund dated
                      September 29, 1995

EX-99.B15(ix)         Class II Distribution Plan pursuant to       *
                      Rule 12b-1 on behalf of Franklin Equity
                      Income Fund dated March 30, 1995

EX-99.B16(i)          Schedule for Computation of Performance      *
                      Quotation

EX-99.B17(i)          Power of Attorney for Franklin Investors     *
                      Securities Trust dated February 16, 1995

EX-99.B17(ii)         Certificate of Secretary for Franklin        *
                      Investors Securities Trust dated February
                      16, 1995

EX-99.B17(iii)        Power of Attorney for Adjustable Rate        *
                      Securities Portfolios dated February 16,
                      1995

EX-99.B17(iv)         Certificate of Secretary for Adjustable      *
                      Rate Securities Portfolios dated February
                      16, 1995

EX-99.B18(i)          Multiple Class Plan for Franklin             *
                      Short-Intermediate U.S. Government
                      Securities Fund dated June 18, 1996

EX-99.B18(ii)         Multiple Class Plan for Franklin Global      *
                      Government Income Fund  dated June 18,
                      1996

EX-99.B18(iii)        Multiple Class Plan for Franklin             *
                      Convertible Securities Fund dated August
                      15, 1995

EX-99.B18(iv)         Multiple Class Plan for Franklin Equity      *
                      Income Fund dated August 15, 1995

EX-27.B(i)            Financial Data Schedule for Franklin         Attached
                      Global Government Income Fund - Class I

EX-27.B(ii)           Financial Data Schedule for Franklin         Attached
                      Global Government Income Fund - Class II

EX-27.B(iii)          Financial Data Schedule for Franklin         Attached
                      Global Government - Advisor Class

EX-27.B(iv)           Financial Data Schedule for Franklin         Attached
                      Short-Intermediate U.S. Government
                      Securities Fund - Class I

EX-27.B(v)            Financial Data Schedule for Franklin         Attached
                      Short-Intermediate U.S. Government
                      Securities Fund - Advisor Class

EX-27.B(vi)           Financial Data Schedule for Franklin         Attached
                      Convertible Securities Fund - Class I

EX-27.B(vii)          Financial Data Schedule for Franklin         Attached
                      Convertible Securities Fund - Class II

EX-27.B(viii)         Financial Data Schedule for Franklin         Attached
                      Adjustable U.S. Government Securities Fund

EX-27.B(ix)           Financial Data Schedule for Franklin         Attached
                      Equity Income Fund - Class I

EX-27.B(x)            Financial Data Schedule for Franklin         Attached
                      Equity Income Fund - Class II

EX-27.B(xi)           Financial Data Schedule for Franklin         Attached
                      Adjustable Rate Securities Fund
*Incorporated by Reference